UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2012

Item 1:	Report(s) to Shareholders.

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Bond Debenture Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 12.53%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Aggregate Bond Index,1 which returned 4.22% over the same period.

          The U.S. economy expanded at a modest pace during the period amid a landscape of historically low rates and macroeconomic uncertainty. Continuation of easing monetary policy, both domestically and abroad, led credit sectors of the bond market to outperform Treasuries. Investors were comfortable assuming additional credit risk in their search for yield, and, as a result, demand for corporate bonds was strong.

          Contributing to relative Fund performance was exposure to high-yield bonds, as lower-quality credits outperformed higher-quality credits. Continuing with this lower-quality theme, the Fund’s exposure to lower-quality investment-grade corporate bonds also contributed to relative Fund performance. In addition, the convertible market outperformed the index during the period driven by rising equity valuations; as a result, exposure to convertible bonds aided the Fund’s relative performance. Among the industries contributing the most to absolute Fund performance were telecommunications–wireless, banking, and energy–exploration and production.

1

          On a sector basis, metals and mining detracted from absolute Fund performance. Computer hardware and environmental, although positive during the period, lagged most sectors. In addition, although exposure to software/services helped overall Fund performance, certain technology companies detracted from absolute performance.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

2

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays U.S. Aggregate Bond Index, the BofA Merrill Lynch High Yield Master II Constrained Index, and the 60% BofA Merrill Lynch High Yield Master II Constrained Index/20% Barclays U.S. Aggregate Bond Index/20% BofA Merrill Lynch All Convertibles Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class VC	12.53%	7.88%	8.14%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 - 12/31/12

Class VC
Actual	$1,000.00	$1,065.00	$4.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.57

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Agency	0.34%
Automotive	2.83%
Banking	3.83%
Basic Industry	6.79%
Capital Goods	8.24%
Consumer Cyclical	5.31%
Consumer Non-Cyclical	4.13%
Energy	13.39%
Financial Services	4.54%
Foreign Government	0.11%
Health Care	8.29%
Insurance	1.26%
Media	6.74%
Real Estate	2.11%
Services	9.18%
Technology & Electronics	9.85%
Telecommunications	9.43%
Utility	1.94%
Short-Term Investment	1.69%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

5

Schedule of Investments
December 31, 2012

Investments	Shares (000)	Fair Value

LONG-TERM INVESTMENTS 96.70%

COMMON STOCKS 2.23%

Agency/Government Related 0.00%
Fannie Mae*	36	$9,273

Auto Parts & Equipment 0.11%
Cooper-Standard Holdings, Inc.*	23	830,072

Banking 0.14%
SunTrust Banks, Inc.	20	567,000
Wells Fargo & Co.	15	512,700

Total		1,079,700

Chemicals 0.06%
Georgia Gulf Corp.	12	495,360

Computer Hardware 0.10%
Apple, Inc.	2	799,545

Consumer Products 0.14%
Estee Lauder Cos., Inc. (The) Class A	18	1,047,550

Electronics 0.04%
Broadcom Corp. Class A	10	332,100

Energy: Exploration & Production 0.21%
Concho Resources, Inc.*	20	1,611,200

Food Products 0.03%
Boulder Brands, Inc.*	15	193,500

Food: Wholesale 0.03%
Hain Celestial Group, Inc. (The)*	5	271,100

Health Facilities 0.04%
Community Health Systems, Inc.	10	307,400

Investments & Miscellaneous Financial Services 0.24%
SPDR S&P MidCap 400 ETF Trust	10	1,857,100

Life Insurance 0.11%
MetLife, Inc.	25	813,717

6	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Shares (000)	Fair Value

Metals/Mining (Excluding Steel) 0.13%
Barrick Gold Corp. (Canada)(a)	20	$716,585
Cliffs Natural Resources, Inc.	8	289,200

Total		1,005,785

Pharmaceuticals 0.08%
Eli Lilly & Co.	12	591,840

Printing & Publishing 0.13%
Tribune Co.*	23	1,004,415

Real Estate Investment Trusts 0.25%
Camden Property Trust	20	1,364,200
Post Properties, Inc.	12	599,400

Total		1,963,600

Software/Services 0.15%
Facebook, Inc. Class A*	20	532,600
Informatica Corp.*	15	454,800
Monster Worldwide, Inc.*	35	196,700

Total		1,184,100

Specialty Retail 0.12%
Home Depot, Inc. (The)	15	927,750

Telecommunications Equipment 0.12%
Palo Alto Networks, Inc.*	17	909,840

Total Common Stocks (cost $18,018,959)		17,234,947

	Interest Rate	Maturity Date	Principal Amount (000)

CONVERTIBLE BONDS 10.68%

Airlines 0.21%
Continental Airlines, Inc.	4.50%	1/15/2015		$1,125	1,628,437

Auto Loans 0.21%
Volkswagen International Finance NV (Netherlands)†(b)	5.50%	11/9/2015	EUR	1,100	1,605,126

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Auto Parts & Equipment 0.20%
Meritor, Inc.	4.00%	2/15/2027	$750	$564,844
Meritor, Inc.†	7.875%	3/1/2026	1,025	944,922

Total				1,509,766

Automakers 0.40%
Ford Motor Co.	4.25%	11/15/2016	1,575	2,504,250
Navistar International Corp.	3.00%	10/15/2014	650	596,781

Total				3,101,031

Beverages 0.10%
Molson Coors Brewing Co.	2.50%	7/30/2013	750	761,719

Computer Hardware 0.60%
Intel Corp.	2.95%	12/15/2035	1,200	1,250,250
Microchip Technology, Inc.	2.125%	12/15/2037	150	190,125
Micron Technology, Inc.†	2.375%	5/1/2032	1,500	1,453,125
NetApp, Inc.	1.75%	6/1/2013	1,250	1,410,937
SanDisk Corp.	1.50%	8/15/2017	300	349,500

Total				4,653,937

Consumer Products 0.26%
Jarden Corp.†	1.875%	9/15/2018	2,000	2,033,750

Electronics 0.57%
Intel Corp.	3.25%	8/1/2039	2,000	2,353,750
ON Semiconductor Corp.	2.625%	12/15/2026	2,000	2,052,500

Total				4,406,250

Energy: Exploration & Production 0.20%
Chesapeake Energy Corp.	2.50%	5/15/2037	1,700	1,538,500

Health Services 0.33%
Brookdale Senior Living, Inc.	2.75%	6/15/2018	1,500	1,731,562
Omnicare, Inc.	3.75%	12/15/2025	550	813,313

Total				2,544,875

Hotels 0.37%
Host Hotels & Resorts LP†	2.50%	10/15/2029	2,200	2,880,625

Integrated Energy 0.09%
SunPower Corp.	4.50%	3/15/2015	750	699,375

8	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Investments & Miscellaneous Financial Services 0.43%
Affiliated Managers Group, Inc.	3.95%	8/15/2038	$3,000	$3,337,500

Leisure 0.22%
priceline.com, Inc.†	1.00%	3/15/2018	1,200	1,287,750
priceline.com, Inc.†	1.25%	3/15/2015	205	428,039

Total				1,715,789

Machinery 0.64%
Altra Holdings, Inc.	2.75%	3/1/2031	1,700	1,868,938
Chart Industries, Inc.	2.00%	8/1/2018	2,500	3,092,187

Total				4,961,125

Managed Care 0.13%
WellPoint, Inc.†	2.75%	10/15/2042	950	1,026,594

Media: Diversified 0.15%
Liberty Interactive LLC (convertible into Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	1,200	1,140,000

Media: Services 0.07%
Omnicom Group, Inc.	Zero Coupon	7/1/2038	500	537,812

Medical Products 0.33%
Corsicanto Ltd. (Ireland)†(a)	3.50%	1/15/2032	2,000	2,542,500

Metals/Mining (Excluding Steel) 0.55%
Alpha Appalachia Holdings, Inc.	3.25%	8/1/2015	850	822,375
Molycorp, Inc.	3.25%	6/15/2016	1,000	655,000
Newmont Mining Corp.	1.25%	7/15/2014	1,250	1,477,344
Newmont Mining Corp.	1.625%	7/15/2017	1,000	1,303,750

Total				4,258,469

Monoline Insurance 0.08%
Radian Group, Inc.	3.00%	11/15/2017	725	644,797

Oil Field Equipment & Services 0.33%
Hornbeck Offshore Services, Inc.†	1.50%	9/1/2019	2,500	2,525,000

Packaging 0.13%
Owens-Brockway Glass Container, Inc.†	3.00%	6/1/2015	1,000	994,375

See Notes to Financial Statements.	9

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Pharmaceuticals 1.66%
ALZA Corp.	Zero Coupon	7/28/2020	$1,000	$1,004,375
BioMarin Pharmaceutical, Inc.	1.875%	4/23/2017	1,175	2,904,453
Gilead Sciences, Inc.	0.625%	5/1/2013	1,650	3,182,446
Medivation, Inc.	2.625%	4/1/2017	2,100	2,694,562
Onyx Pharmaceuticals, Inc.	4.00%	8/15/2016	1,000	2,029,375
Vertex Pharmaceuticals, Inc.	3.35%	10/1/2015	925	1,044,672

Total				12,859,883

Real Estate Investment Trusts 0.25%
Boston Properties LP†	3.625%	2/15/2014	600	635,250
Boston Properties LP	3.75%	5/15/2036	400	437,750
ProLogis LP	3.25%	3/15/2015	725	825,141

Total				1,898,141

Software/Services 2.03%
Alliance Data Systems Corp.	1.75%	8/1/2013	1,500	2,774,062
EMC Corp.	1.75%	12/1/2013	1,500	2,395,320
Nuance Communications, Inc.	2.75%	8/15/2027	1,450	1,914,000
Nuance Communications, Inc.	2.75%	11/1/2031	750	817,969
Salesforce.com, Inc.	0.75%	1/15/2015	1,200	2,407,500
Symantec Corp.	1.00%	6/15/2013	350	377,344
TIBCO Software, Inc.†	2.25%	5/1/2032	3,000	2,866,875
Xilinx, Inc.	2.625%	6/15/2017	1,600	2,186,000

Total				15,739,070

Telecommunications: Wireless 0.14%
Clearwire Communications LLC/Clearwire Finance, Inc.†	8.25%	12/1/2040	1,000	1,106,250

Total Convertible Bonds (cost $80,182,108)				82,650,696

	Dividend Rate	Shares (000)

CONVERTIBLE PREFERRED STOCKS 2.51%

Aerospace/Defense 0.25%
United Technologies Corp.	7.50%	35		1,949,850

Auto Parts & Equipment 0.01%
Cooper-Standard Holdings, Inc. PIK	7.00%	–	(c)	108,428

10	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Dividend Rate	Shares (000)	Fair Value

Automakers 0.29%
General Motors Co.	4.75%	50	$2,210,913

Banking 0.68%
Bank of America Corp.	7.25%	2	2,497,000
Fifth Third Bancorp	8.50%	20	2,792,000

Total			5,289,000

Electric: Integrated 0.46%
NextEra Energy, Inc.	5.889%	25	1,251,500
PPL Corp.	8.75%	35	1,880,550
PPL Corp.	9.50%	7	387,094

Total			3,519,144

Energy: Exploration & Production 0.18%
Apache Corp.	6.00%	30	1,371,000

Investments & Miscellaneous Financial Services 0.17%
AMG Capital Trust I	5.10%	25	1,322,655

Life Insurance 0.20%
MetLife, Inc.	5.00%	35	1,556,450

Media: Services 0.03%
Nielsen Holdings NV	6.25%	330	186,141

Railroads 0.14%
Genesee & Wyoming, Inc.	5.00%	10	1,114,100

Real Estate Investment Trusts 0.10%
Alexandria Real Estate Equities, Inc.	7.00%	30	802,500

Total Convertible Preferred Stocks (cost $18,504,992)			19,430,181

	Interest Rate	Maturity Date	Principal Amount (000)

FLOATING RATE LOANS(d) 2.80%

Aerospace 0.18%
DigitalGlobe, Inc. Term Loan B	5.75%	10/7/2018	$1,386	1,392,352

Department Stores 0.13%
Neiman-Marcus Group, Inc. (The) Extended Term Loan	4.75%	5/16/2018	1,000	1,003,194

See Notes to Financial Statements.	11

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Diversified Capital Goods 0.16%
Air Distribution Technologies, Inc. 1st Lien Term Loan	5.00%	11/9/2018	$1,000	$1,010,000
Air Distribution Technologies, Inc. 2nd Lien Term Loan	9.25%	5/11/2020	250	256,250

Total				1,266,250

Electronics 0.13%
Freescale Semiconductor, Inc. Tranche B-1 Term Loan	4.464%	12/1/2016	997	980,128

Food/Tobacco 0.29%
GFA Brands New Term Loan(e)	7.00%	7/2/2018	2,231	2,264,465

Food: Wholesale 0.09%
Diamond Foods, Inc. Revolver(e)	6.75% - 7.75%	2/25/2015	319	293,397
Diamond Foods, Inc. Term Loan	6.75%	2/25/2015	453	434,085

Total				727,482

Health Facilities 0.11%
Ardent Medical Services, Inc. 2nd Lien Term Loan	11.00%	11/23/2018	800	817,000

Health Services 0.39%
AssuraMed Holding, Inc. 1st Lien Term Loan	5.50%	10/24/2019	1,000	1,010,938
CHG Buyer Corp. 1st Lien Term Loan	5.00%	11/22/2019	1,995	1,999,987

Total				3,010,925

Media: Broadcast 0.16%
Clear Channel Communications, Inc. Term Loan B	3.862%	1/29/2016	1,500	1,246,875

Media: Cable 0.13%
WaveDivision Holdings LLC New Term Loan B	5.50%	10/15/2019	1,000	1,011,863

Media: Services 0.62%
Affinion Group, Inc. Term Loan B	6.50%	10/9/2016	3,167	2,905,601
DG FastChannel, Inc. Term Loan B	5.75%	7/26/2018	2,008	1,907,653

Total				4,813,254

Real Estate Development & Management 0.13%
Realogy Corp. Extended Letter of Credit	4.464%	10/10/2016	67	67,366
Realogy Corp. Extended Term Loan	4.461%	10/10/2016	927	931,318

Total				998,684

12	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Software/Services 0.21%
SRA International, Inc. Term Loan B	6.50%	7/20/2018	$1,663	$1,590,527

Telecommunications Equipment 0.07%
Greeneden U.S. Holdings II, LLC Term Loan	6.75%	1/31/2019	496	503,073

Total Floating Rate Loans (cost $21,402,459)				21,626,072

FOREIGN BONDS(b) 0.17%

Luxembourg 0.08%
Matterhorn Mobile SA†	6.75%	5/15/2019	CHF 525	614,170

Netherlands 0.09%
Refresco Group BV†	7.375%	5/15/2018	EUR 500	689,344

Total Foreign Bonds (cost $1,289,407)				1,303,514

FOREIGN GOVERNMENT OBLIGATION 0.11%

Bermuda
Bermuda Government† (cost $800,000)	4.138%	1/3/2023	800	853,351

GOVERNMENT SPONSORED ENTERPRISES BOND 0.33%
Federal National Mortgage Assoc. (cost $2,506,026)	3.25%	4/9/2013	2,500	2,521,720

HIGH YIELD CORPORATE BONDS 77.67%

Aerospace/Defense 1.66%
B/E Aerospace, Inc.	5.25%	4/1/2022	3,300	3,514,500
Esterline Technologies Corp.	7.00%	8/1/2020	550	611,875
Huntington Ingalls Industries, Inc.	6.875%	3/15/2018	1,875	2,048,437
Huntington Ingalls Industries, Inc.	7.125%	3/15/2021	1,500	1,638,750
Mantech International Corp.	7.25%	4/15/2018	800	854,000
Silver II Borrower/Silver II US Holdings LLC (Luxembourg)†(a)	7.75%	12/15/2020	1,100	1,144,000
Spirit Aerosystems, Inc.	6.75%	12/15/2020	2,250	2,418,750
Triumph Group, Inc.	8.00%	11/15/2017	575	623,875

Total				12,854,187

Airlines 0.23%
United Airlines, Inc.	6.636%	7/2/2022	436	468,592
United Airlines, Inc.†	9.875%	8/1/2013	800	806,500
United Airlines, Inc.†	12.00%	11/1/2013	525	530,250

Total				1,805,342

See Notes to Financial Statements.	13

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value

Apparel/Textiles 0.52%
Hanesbrands, Inc.	6.375%	12/15/2020		$600	$663,000
Levi Strauss & Co.	6.875%	5/1/2022		775	835,063
Levi Strauss & Co.	7.625%	5/15/2020		1,000	1,095,000
Perry Ellis International, Inc.	7.875%	4/1/2019		725	761,250
PVH Corp.	4.50%	12/15/2022		300	304,500
Wolverine World Wide, Inc.†	6.125%	10/15/2020		350	369,250

Total					4,028,063

Auto Loans 0.36%
Ford Motor Credit Co. LLC	4.25%	2/3/2017		1,500	1,608,447
Ford Motor Credit Co. LLC	5.875%	8/2/2021		1,000	1,166,544

Total					2,774,991

Auto Parts & Equipment 0.75%
Commercial Vehicle Group, Inc.	7.875%	4/15/2019		1,200	1,194,000
Cooper-Standard Automotive, Inc.	8.50%	5/1/2018		500	540,000
Dana Holding Corp.	6.50%	2/15/2019		1,200	1,287,000
International Automotive Components Group SA
(Luxembourg)†(a)	9.125%	6/1/2018		1,200	1,119,000
Stoneridge, Inc.†	9.50%	10/15/2017		475	508,250
Tenneco, Inc.	6.875%	12/15/2020		725	792,969
Tomkins LLC/Tomkins, Inc.	9.00%	10/1/2018		325	365,625

Total					5,806,844

Automakers 0.30%
Chrysler Group LLC/CG Co-Issuer, Inc.	8.25%	6/15/2021		1,000	1,105,000
Ford Motor Co.	7.45%	7/16/2031		505	643,875
Navistar International Corp.	8.25%	11/1/2021		567	549,990

Total					2,298,865

Banking 2.74%
Ally Financial, Inc.	8.30%	2/12/2015		1,500	1,674,375
Fifth Third Capital Trust IV	6.50%	4/15/2037		1,300	1,304,875
Goldman Sachs Group, Inc. (The)	5.75%	1/24/2022		900	1,065,919
HBOS plc (United Kingdom)†(a)	6.75%	5/21/2018		1,000	1,081,250
Huntington Bancshares, Inc.	7.00%	12/15/2020		600	735,235
JPMorgan Chase & Co.	6.00%	1/15/2018		1,500	1,797,774
JPMorgan Chase & Co.	7.90%	–	(f)	450	511,682
LBG Capital No.1 plc†	8.00%	–	(f)	1,000	1,042,500
Macquarie Group Ltd. (Australia)†(a)	6.00%	1/14/2020		725	785,645

14	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value

Banking (continued)
Morgan Stanley	6.00%	4/28/2015		$1,500	$1,634,704
Nordea Bank AB (Sweden)†(a)	4.25%	9/21/2022		780	804,990
People’s United Financial, Inc.	3.65%	12/6/2022		1,390	1,400,061
Regions Bank	6.45%	6/26/2037		1,250	1,323,800
Regions Bank	7.50%	5/15/2018		800	967,000
Royal Bank of Scotland Group plc (The) (United Kingdom)(a)	6.125%	12/15/2022		500	529,716
Royal Bank of Scotland Group plc (The) (United Kingdom)(a)	7.64%	–	(f)	1,500	1,365,000
SVB Financial Group	5.375%	9/15/2020		600	675,500
Synovus Financial Corp.	7.875%	2/15/2019		600	669,000
Wachovia Capital Trust III	5.57%	–	(f)	750	749,062
Washington Mutual Bank(g)	6.875%	6/15/2011		1,250	125
Zions Bancorporation	7.75%	9/23/2014		1,000	1,092,601

Total					21,210,814

Beverages 0.25%
CEDC Finance Corp. International, Inc.†	9.125%	12/1/2016		625	381,250
Constellation Brands, Inc.	4.625%	3/1/2023		1,000	1,050,000
Heineken NV (Netherlands)†(a)	2.75%	4/1/2023		500	492,031

Total					1,923,281

Brokerage 0.33%
Cantor Fitzgerald LP†	7.875%	10/15/2019		400	415,480
Lazard Group LLC	7.125%	5/15/2015		850	945,452
Raymond James Financial, Inc.	8.60%	8/15/2019		950	1,204,884

Total					2,565,816

Building & Construction 0.66%
Beazer Homes USA, Inc.	6.875%	7/15/2015		424	427,180
K. Hovnanian Enterprises, Inc.	5.00%	11/1/2021		450	387,000
KB Home	9.10%	9/15/2017		1,000	1,167,500
Lennar Corp.†	4.75%	12/15/2017		450	468,000
Lennar Corp.	12.25%	6/1/2017		950	1,280,125
Odebrecht Finance Ltd.†	6.00%	4/5/2023		840	975,450
Ryland Group, Inc. (The)	5.375%	10/1/2022		425	436,156

Total					5,141,411

See Notes to Financial Statements.	15

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Building Materials 0.71%
Griffon Corp.	7.125%	4/1/2018	$425	$452,625
HD Supply, Inc.†	11.50%	7/15/2020	700	790,125
Isabelle Acquisition Sub, Inc. PIK†	10.00%	11/15/2018	225	245,250
Masco Corp.	7.125%	3/15/2020	1,250	1,456,381
Nortek, Inc.†	8.50%	4/15/2021	475	528,437
Owens Corning, Inc.	4.20%	12/15/2022	875	891,628
Owens Corning, Inc.	9.00%	6/15/2019	875	1,094,899

Total				5,459,345

Chemicals 2.19%
Agrium, Inc. (Canada)(a)	3.15%	10/1/2022	375	373,398
Airgas, Inc.	7.125%	10/1/2018	1,250	1,334,654
Ashland, Inc.†	4.75%	8/15/2022	2,550	2,664,750
Celanese US Holdings LLC	6.625%	10/15/2018	1,625	1,795,625
Chemtura Corp.	7.875%	9/1/2018	1,250	1,346,875
Huntsman International LLC	8.625%	3/15/2020	1,500	1,706,250
INEOS Finance plc (United Kingdom)†(a)	7.50%	5/1/2020	600	631,500
LyondellBasell Industries NV (Netherlands)(a)	6.00%	11/15/2021	200	235,500
Methanex Corp. (Canada)(a)	3.25%	12/15/2019	120	120,885
Methanex Corp. (Canada)(a)	5.25%	3/1/2022	875	972,267
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	1,050	1,375,587
NewMarket Corp.†	4.10%	12/15/2022	610	621,945
Nufarm Australia Ltd. (Australia)†(a)	6.375%	10/15/2019	865	908,250
Phibro Animal Health Corp.†	9.25%	7/1/2018	1,450	1,457,250
Rockwood Specialties Group, Inc.	4.625%	10/15/2020	1,350	1,402,312

Total				16,947,048

Computer Hardware 0.38%
Brocade Communications Systems, Inc.	6.625%	1/15/2018	750	778,125
Brocade Communications Systems, Inc.	6.875%	1/15/2020	750	811,875
NCR Corp.†	5.00%	7/15/2022	300	306,375
NetApp, Inc.	3.25%	12/15/2022	525	517,910
Seagate HDD Cayman	6.875%	5/1/2020	500	534,375

Total				2,948,660

Consumer/Commercial/Lease Financing 2.24%
Air Lease Corp.	5.625%	4/1/2017	1,500	1,597,500
Aircastle Ltd.†	6.25%	12/1/2019	700	733,250
CIT Group, Inc.	5.00%	8/15/2022	3,500	3,749,809

16	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value

Consumer/Commercial/Lease Financing (continued)
Discover Financial Services†	3.85%	11/21/2022		$500	$516,996
General Electric Capital Corp.	7.125%	–	(f)	1,000	1,134,762
International Lease Finance Corp.	6.25%	5/15/2019		1,400	1,498,000
International Lease Finance Corp.	8.25%	12/15/2020		425	507,875
International Lease Finance Corp.	8.75%	3/15/2017		3,535	4,100,600
Nationstar Mortgage LLC/Nationstar Capital Corp.†	7.875%	10/1/2020		1,000	1,060,000
NESCO LLC/NESCO Holdings Corp.†	11.75%	4/15/2017		1,000	1,080,000
Provident Funding Associates LP/PFG Finance Corp.†	10.25%	4/15/2017		900	996,750
SLM Corp.	6.25%	1/25/2016		350	382,375

Total					17,357,917

Consumer Products 1.18%
Armored Autogroup, Inc.	9.25%	11/1/2018		600	511,500
Elizabeth Arden, Inc.	7.375%	3/15/2021		3,300	3,704,250
Prestige Brands, Inc.	8.125%	2/1/2020		700	782,250
Scotts Miracle-Gro Co. (The)	6.625%	12/15/2020		1,475	1,626,188
Spectrum Brands Escrow Corp.†	6.375%	11/15/2020		1,875	1,973,437
Spectrum Brands Escrow Corp.†	6.625%	11/15/2022		225	241,875
Tempur-Pedic International, Inc.†	6.875%	12/15/2020		275	284,281

Total					9,123,781

Department Stores 0.19%
Bon-Ton Department Stores, Inc. (The)†	10.625%	7/15/2017		1,000	977,500
J.C. Penney Corp., Inc.	7.125%	11/15/2023		300	260,250
J.C. Penney Corp., Inc.	7.95%	4/1/2017		250	241,250

Total					1,479,000

Diversified Capital Goods 1.40%
Actuant Corp.	5.625%	6/15/2022		500	520,000
Amsted Industries, Inc.†	8.125%	3/15/2018		875	940,625
Anixter, Inc.	5.625%	5/1/2019		925	978,188
Belden, Inc.†	5.50%	9/1/2022		1,500	1,548,750
Mueller Water Products, Inc.	7.375%	6/1/2017		475	492,813
Park-Ohio Industries, Inc.	8.125%	4/1/2021		800	854,000
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018		1,750	1,905,312
SPX Corp.	6.875%	9/1/2017		1,300	1,456,000
Timken Co.	6.00%	9/15/2014		875	935,375
Valmont Industries, Inc.	6.625%	4/20/2020		1,000	1,179,119

Total					10,810,182

See Notes to Financial Statements.	17

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Electric: Generation 0.45%
DPL, Inc.	7.25%	10/15/2021	$2,000	$2,150,000
Mirant Americas Generation LLC	9.125%	5/1/2031	875	966,875
Texas Competitive Electric Holdings Co.
LLC/TCEH Finance, Inc.†	11.50%	10/1/2020	500	393,750

Total				3,510,625

Electric: Integrated 1.00%
AES Corp. (The)	8.00%	10/15/2017	1,000	1,160,000
Commonwealth Edison Co.	5.80%	3/15/2018	1,900	2,302,832
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	1,000	1,211,407
National Fuel Gas Co.	4.90%	12/1/2021	1,200	1,327,341
National Fuel Gas Co.	6.50%	4/15/2018	1,440	1,731,970

Total				7,733,550

Electronics 1.40%
Advanced Micro Devices, Inc.	7.75%	8/1/2020	1,350	1,137,375
CPI International, Inc.	8.00%	2/15/2018	1,950	1,913,437
Freescale Semiconductor, Inc.†	9.25%	4/15/2018	1,500	1,646,250
Freescale Semiconductor, Inc.	10.75%	8/1/2020	1,700	1,831,750
Jabil Circuit, Inc.	4.70%	9/15/2022	1,350	1,425,938
KLA-Tencor Corp.	6.90%	5/1/2018	875	1,052,284
NXP BV LLC (Netherlands)†(a)	9.75%	8/1/2018	180	209,475
Sensata Technologies BV (Netherlands)†(a)	6.50%	5/15/2019	550	588,500
ViaSat, Inc.	6.875%	6/15/2020	1,000	1,050,000

Total				10,855,009

Energy: Exploration & Production 7.97%
Antero Resources Finance Corp.	7.25%	8/1/2019	1,000	1,095,000
Berry Petroleum Co.	6.375%	9/15/2022	500	522,500
Berry Petroleum Co.	6.75%	11/1/2020	2,450	2,646,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp.†	7.875%	4/15/2022	1,700	1,772,250
Chaparral Energy, Inc.†	7.625%	11/15/2022	500	522,500
Chaparral Energy, Inc.	7.625%	11/15/2022	300	316,500
Chaparral Energy, Inc.	8.25%	9/1/2021	2,975	3,242,750
Concho Resources, Inc.	5.50%	4/1/2023	1,100	1,157,750
Concho Resources, Inc.	7.00%	1/15/2021	1,550	1,736,000
Concho Resources, Inc.	8.625%	10/1/2017	995	1,088,281

18	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Energy: Exploration & Production (continued)
Continental Resources, Inc.	7.375%	10/1/2020	$650	$737,750
Continental Resources, Inc.	8.25%	10/1/2019	500	562,500
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	2,000	2,195,000
Forest Oil Corp.	7.25%	6/15/2019	1,000	1,010,000
Forest Oil Corp.	8.50%	2/15/2014	263	280,095
Halcon Resources Corp.†	8.875%	5/15/2021	1,000	1,065,000
Halcon Resources Corp.†	9.75%	7/15/2020	600	651,000
Kerr-McGee Corp.	6.95%	7/1/2024	1,600	2,031,355
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	1,850	2,048,875
Laredo Petroleum, Inc.	7.375%	5/1/2022	600	654,000
Legacy Reserves LP/Finance Corp.†	8.00%	12/1/2020	1,700	1,742,500
LINN Energy LLC/LINN Energy Finance Corp.	7.75%	2/1/2021	1,500	1,605,000
MEG Energy Corp. (Canada)†(a)	6.375%	1/30/2023	350	366,625
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	1,900	2,009,250
Newfield Exploration Co.	5.625%	7/1/2024	2,500	2,706,250
Newfield Exploration Co.	7.125%	5/15/2018	1,200	1,272,000
Oasis Petroleum, Inc.	6.50%	11/1/2021	650	693,875
Oasis Petroleum, Inc.	7.25%	2/1/2019	1,750	1,890,000
OGX Austria GmbH (Austria)†(a)	8.50%	6/1/2018	3,075	2,782,875
Pan American Energy LLC (Argentina)†(a)	7.875%	5/7/2021	775	676,188
PDC Energy, Inc.†	7.75%	10/15/2022	1,100	1,133,000
Plains Exploration & Production Co.	6.50%	11/15/2020	1,800	2,002,500
Plains Exploration & Production Co.	6.875%	2/15/2023	600	688,500
QEP Resources, Inc.	6.80%	3/1/2020	400	446,000
QEP Resources, Inc.	6.875%	3/1/2021	400	463,000
Quicksilver Resources, Inc.	8.25%	8/1/2015	1,000	930,000
Range Resources Corp.	8.00%	5/15/2019	1,000	1,112,500
Rosneft Oil Co. via Rosneft International Finance Ltd. (Ireland)†(a)	4.199%	3/6/2022	2,350	2,397,000
SM Energy Co.	6.50%	11/15/2021	1,000	1,075,000
SM Energy Co.	6.50%	1/1/2023	350	376,250
SM Energy Co.	6.625%	2/15/2019	2,143	2,271,580
Stone Energy Corp.	7.50%	11/15/2022	2,750	2,873,750
W&T Offshore, Inc.	8.50%	6/15/2019	1,475	1,593,000
Whiting Petroleum Corp.	6.50%	10/1/2018	750	810,000
WPX Energy, Inc.	6.00%	1/15/2022	2,250	2,435,625

Total				61,687,374

See Notes to Financial Statements.	19

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Environmental 0.30%
ADS Waste Holdings, Inc.†	8.25%	10/1/2020	$1,000	$1,055,000
Clean Harbors, Inc.	5.25%	8/1/2020	1,200	1,257,000

Total				2,312,000

Food & Drug Retailers 1.19%
Cencosud SA (Chile)†(a)	4.875%	1/20/2023	450	462,573
Rite Aid Corp.	7.70%	2/15/2027	2,500	2,150,000
Rite Aid Corp.	9.50%	6/15/2017	1,750	1,835,313
Rite Aid Corp.	10.25%	10/15/2019	825	944,625
SUPERVALU, Inc.	7.50%	11/15/2014	2,000	1,950,000
Tops Holding Corp./Tops Markets LLC†	8.875%	12/15/2017	1,800	1,876,500

Total				9,219,011

Food: Wholesale 1.61%
Bumble Bee Holdco SCA PIK (Luxembourg)†(a)	9.625%	3/15/2018	400	398,000
Del Monte Corp.	7.625%	2/15/2019	1,500	1,571,250
Dole Food Co., Inc.	8.75%	7/15/2013	1,400	1,456,000
Ingredion, Inc.	4.625%	11/1/2020	525	587,175
Land O’Lakes, Inc.†	6.00%	11/15/2022	850	922,250
Michael Foods Holding, Inc. PIK†	8.50%	7/15/2018	400	409,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	8.25%	9/1/2017	325	347,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.25%	4/1/2015	340	346,800
Post Holdings, Inc.†	7.375%	2/15/2022	1,900	2,091,187
Shearer’s Foods LLC/Chip Finance Corp.†	9.00%	11/1/2019	1,500	1,578,750
Smithfield Foods, Inc.	6.625%	8/15/2022	400	443,000
US Foods, Inc.†	8.50%	6/30/2019	1,000	1,025,000
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020	1,150	1,246,882

Total				12,423,044

Forestry/Paper 0.47%
Longview Fibre Paper & Packaging, Inc.†	8.00%	6/1/2016	1,150	1,213,250
Louisiana-Pacific Corp.	7.50%	6/1/2020	650	737,750
Millar Western Forest Products Ltd. (Canada)(a)	8.50%	4/1/2021	700	637,000
Rock-Tenn Co.†	3.50%	3/1/2020	600	616,809
Weyerhaeuser Co.	7.375%	10/1/2019	375	464,113

Total				3,668,922

20	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Gaming 2.41%
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp.†	8.375%	2/15/2018	$1,250	$1,306,250
Boyd Gaming Corp.	7.125%	2/1/2016	1,525	1,502,125
Caesars Entertainment Operating Co., Inc.	8.50%	2/15/2020	700	696,938
CCM Merger, Inc.†	9.125%	5/1/2019	1,000	1,012,500
Chester Downs & Marina LLC†	9.25%	2/1/2020	1,025	1,012,187
CityCenter Holdings LLC/CityCenter Finance Corp.	7.625%	1/15/2016	800	860,000
CityCenter Holdings LLC/CityCenter Finance Corp. PIK	10.75%	1/15/2017	531	579,017
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%	7/1/2019	900	976,500
Graton Economic Development Authority†	9.625%	9/1/2019	1,450	1,560,562
Marina District Finance Co., Inc.	9.875%	8/15/2018	150	144,750
MCE Finance Ltd.	10.25%	5/15/2018	650	742,625
Mohegan Tribal Gaming Authority†	11.50%	11/1/2017	1,500	1,616,250
MTR Gaming Group, Inc.	11.50%	8/1/2019	725	772,125
Pinnacle Entertainment, Inc.	7.75%	4/1/2022	750	802,500
River Rock Entertainment Authority (The)	9.00%	11/1/2018	833	522,708
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	1,200	1,308,000
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	1,296	1,308,960
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	8.625%	4/15/2016	1,750	1,885,625

Total				18,609,622

Gas Distribution 2.02%
Chesapeake Midstream Partners LP/CHKM
Finance Corp.	6.125%	7/15/2022	500	541,250
El Paso Corp.	7.00%	6/15/2017	1,000	1,147,338
El Paso Natural Gas Co.	5.95%	4/15/2017	750	870,880
Energy Transfer Partners LP	5.20%	2/1/2022	250	285,692
Ferrellgas LP/Ferrellgas Finance Corp.	6.50%	5/1/2021	675	671,625
Ferrellgas Partners LP	8.625%	6/15/2020	423	425,115
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	300	386,192
Hiland Partners LP/Hiland Partners Finance Corp.†	7.25%	10/1/2020	475	510,625
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	1,400	1,549,734
Inergy Midstream LP/NRGM Finance Corp.†	6.00%	12/15/2020	300	310,500
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	1,250	1,380,179

See Notes to Financial Statements.	21

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Gas Distribution (continued)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	5.50%	2/15/2023	$650	$708,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25%	6/15/2022	400	438,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.75%	11/1/2020	900	985,500
NiSource Finance Corp.	6.15%	3/1/2013	182	183,518
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	460	561,150
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	600	751,400
Regency Energy Partners LP/Regency Energy Finance Corp.	5.50%	4/15/2023	525	563,063
Suburban Propane Partners LP/Suburban Energy Finance Corp.	7.375%	8/1/2021	1,302	1,422,435
Tennessee Gas Pipeline Co.	7.50%	4/1/2017	975	1,205,236
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	5.875%	10/1/2020	675	703,688

Total				15,601,620

Health Facilities 3.22%
Amsurg Corp.†	5.625%	11/30/2020	425	444,125
Capella Healthcare, Inc.	9.25%	7/1/2017	2,500	2,693,750
Community Health Systems, Inc.	8.00%	11/15/2019	3,950	4,295,625
DaVita, Inc.	5.75%	8/15/2022	1,750	1,852,812
HCA Holdings, Inc.	6.25%	2/15/2021	700	719,250
HCA Holdings, Inc.	7.75%	5/15/2021	2,250	2,452,500
HCA, Inc.	6.50%	2/15/2020	1,250	1,409,375
HCA, Inc.	7.50%	2/15/2022	2,250	2,587,500
HealthSouth Corp.	8.125%	2/15/2020	1,600	1,770,000
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019	1,750	1,662,500
Kindred Healthcare, Inc.	8.25%	6/1/2019	650	635,375
Omega Healthcare Investors, Inc.	6.75%	10/15/2022	475	518,937
Omega Healthcare Investors, Inc.	7.50%	2/15/2020	425	468,563
Tenet Healthcare Corp.	8.875%	7/1/2019	1,150	1,293,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%	2/1/2018	2,000	2,080,000

Total				24,884,062

Health Services 0.34%
STHI Holding Corp.†	8.00%	3/15/2018	1,000	1,087,500
Truven Health Analytics, Inc.†	10.625%	6/1/2020	1,450	1,551,500

Total				2,639,000

22	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Hotels 0.25%
Starwood Hotels & Resorts Worldwide, Inc.	6.75%	5/15/2018	$1,100	$1,338,877
Wyndham Worldwide Corp.	5.75%	2/1/2018	500	559,529

Total				1,898,406

Household & Leisure Products 0.36%
American Standard Americas†	10.75%	1/15/2016	1,250	1,237,500
Serta Simmons Holdings LLC†	8.125%	10/1/2020	1,500	1,507,500

Total				2,745,000

Insurance Brokerage 0.30%
HUB International Ltd.†	8.125%	10/15/2018	1,550	1,596,500
Willis North America, Inc.	7.00%	9/29/2019	600	708,052

Total				2,304,552

Integrated Energy 0.22%
Alta Wind Holdings LLC†	7.00%	6/30/2035	578	624,109
Coso Geothermal Power Holdings LLC†	7.00%	7/15/2026	986	432,507
LUKOIL International Finance BV (Netherlands)†(a)	6.656%	6/7/2022	525	641,812

Total				1,698,428

Investments & Miscellaneous Financial Services 1.05%
FMR LLC†	5.35%	11/15/2021	800	925,417
KKR Group Finance Co.†	6.375%	9/29/2020	700	813,658
Legg Mason, Inc.†	6.00%	5/21/2019	575	620,721
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.625%	3/15/2020	300	315,750
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	2,250	2,396,250
Nuveen Investments, Inc.†	9.125%	10/15/2017	325	320,937
Nuveen Investments, Inc.†	9.50%	10/15/2020	2,750	2,750,000

Total				8,142,733

Leisure 0.65%
MU Finance plc (United Kingdom)†(a)	8.375%	2/1/2017	852	931,156
NCL Corp. Ltd.	9.50%	11/15/2018	700	780,500
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	775	823,438
Speedway Motorsports, Inc.	8.75%	6/1/2016	2,000	2,147,500
Viking Cruises Ltd.†	8.50%	10/15/2022	350	379,750

Total				5,062,344

See Notes to Financial Statements.	23

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Life Insurance 0.04%
MetLife, Inc.	4.75%	2/8/2021	$250	$290,777

Machinery 1.22%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019	825	853,875
Flowserve Corp.	3.50%	9/15/2022	885	890,595
IDEX Corp.	4.50%	12/15/2020	625	667,097
Manitowoc Co., Inc. (The)	5.875%	10/15/2022	1,000	1,002,500
Manitowoc Co., Inc. (The)	8.50%	11/1/2020	2,250	2,536,875
Mcron Finance Sub LLC/Mcron Finance Corp.†	8.375%	5/15/2019	1,700	1,751,000
Roper Industries, Inc.	6.25%	9/1/2019	550	658,237
Steelcase, Inc.	6.375%	2/15/2021	1,000	1,067,028

Total				9,427,207

Managed Care 0.20%
Centene Corp.	5.75%	6/1/2017	1,400	1,512,000

Media: Broadcast 0.59%
AMC Networks, Inc.	4.75%	12/15/2022	800	808,000
AMC Networks, Inc.	7.75%	7/15/2021	2,200	2,530,000
Clear Channel Communications, Inc.†	9.00%	12/15/2019	750	690,000
LIN Television Corp.	8.375%	4/15/2018	500	550,000

Total				4,578,000

Media: Cable 3.55%
Bresnan Broadband Holdings LLC†	8.00%	12/15/2018	1,250	1,356,250
Cablevision Systems Corp.	5.875%	9/15/2022	3,000	3,018,750
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	650	704,438
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	4/30/2020	1,325	1,490,625
CSC Holdings LLC	8.625%	2/15/2019	1,475	1,770,000
DISH DBS Corp.	4.625%	7/15/2017	1,350	1,414,125
DISH DBS Corp.†	5.00%	3/15/2023	1,400	1,407,000
DISH DBS Corp.	5.875%	7/15/2022	1,575	1,701,000
DISH DBS Corp.	6.75%	6/1/2021	1,225	1,402,625
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020	700	770,000
Mediacom Broadband LLC/Mediacom Broadband Corp.†	6.375%	4/1/2023	2,275	2,326,187
Mediacom Communications Corp.	9.125%	8/15/2019	1,975	2,197,187
Nara Cable Funding Ltd. (Ireland)†(a)	8.875%	12/1/2018	750	766,875
Ono Finance II plc (Ireland)†(a)	10.875%	7/15/2019	525	504,000

24	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Media: Cable (continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(a)	5.50%	1/15/2023	$1,725	$1,789,688
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(a)	7.50%	3/15/2019	325	359,125
UPCB Finance V Ltd.†	7.25%	11/15/2021	1,150	1,270,750
Virgin Media Finance plc (United Kingdom)(a)	4.875%	2/15/2022	1,300	1,335,750
Virgin Media Finance plc (United Kingdom)(a)	5.25%	2/15/2022	1,000	1,065,000
Virgin Media Finance plc (United Kingdom)(a)	8.375%	10/15/2019	750	855,000

Total				27,504,375

Media: Services 1.04%
Affinion Group, Inc.	11.50%	10/15/2015	2,000	1,635,000
Clear Channel Worldwide Holdings, Inc.	7.625%	3/15/2020	1,500	1,518,750
Griffey Intermediate, Inc./Griffey Finance Sub LLC†	7.00%	10/15/2020	1,450	1,489,875
IAC/InterActiveCorp.†	4.75%	12/15/2022	300	300,000
Logo Merger Sub Corp.†	8.375%	10/15/2020	1,200	1,212,000
WMG Acquisition Corp.†	6.00%	1/15/2021	350	371,000
WMG Acquisition Corp.	11.50%	10/1/2018	1,300	1,508,000

Total				8,034,625

Medical Products 1.00%
Bausch & Lomb, Inc.	9.875%	11/1/2015	761	787,635
Biomet, Inc.†	6.50%	8/1/2020	3,000	3,198,750
Grifols, Inc.	8.25%	2/1/2018	750	829,688
Hologic, Inc.†	6.25%	8/1/2020	750	811,875
Kinetic Concepts, Inc./KCI USA, Inc.†	10.50%	11/1/2018	1,000	1,053,750
Polymer Group, Inc.	7.75%	2/1/2019	1,000	1,077,500

Total				7,759,198

Metals/Mining (Excluding Steel) 2.04%
American Rock Salt Co. LLC/American Rock
Capital Corp.†	8.25%	5/1/2018	1,500	1,365,000
Arch Coal, Inc.	7.25%	6/15/2021	700	649,250
Arch Coal, Inc.	8.75%	8/1/2016	850	888,250
Arch Coal, Inc.†	9.875%	6/15/2019	650	679,250
Boart Longyear Management Pty Ltd. (Australia)†(a)	7.00%	4/1/2021	1,000	1,020,000
Cliffs Natural Resources, Inc.	5.90%	3/15/2020	1,000	1,064,901
CONSOL Energy, Inc.	8.25%	4/1/2020	250	271,875
Constellation Enterprises LLC†	10.625%	2/1/2016	925	975,875

See Notes to Financial Statements.	25

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value

Metals/Mining (Excluding Steel) (continued)
FMG Resources (August 2006) Pty Ltd.
(Australia)†(a)	8.25%		11/1/2019		$3,800	$4,066,000
Gold Fields Orogen Holding BVI Ltd.†	4.875%		10/7/2020		1,000	984,330
James River Coal Co.	7.875%		4/1/2019		350	201,250
KGHM International Ltd. (Canada)†(a)	7.75%		6/15/2019		1,000	1,042,500
Mirabela Nickel Ltd. (Australia)†(a)	8.75%		4/15/2018		975	843,375
New Gold, Inc. (Canada)†(a)	6.25%		11/15/2022		300	312,000
Noranda Aluminum Acquisition Corp. PIK	4.524%	#	5/15/2015		703	664,297
Teck Resources Ltd. (Canada)(a)	3.75%		2/1/2023		700	719,478

Total						15,747,631

Monoline Insurance 0.15%
Fidelity National Financial, Inc.	6.60%		5/15/2017		1,000	1,128,312

Multi-Line Insurance 0.09%
AXA SA (France)†(a)(h)	6.379%		–	(f)	550	541,750
ZFS Finance USA Trust V†	6.50%		5/9/2037		145	155,331

Total						697,081

Oil Field Equipment & Services 1.46%
BakerCorp International, Inc.	8.25%		6/1/2019		326	327,630
Dresser-Rand Group, Inc.	6.50%		5/1/2021		1,250	1,331,250
FMC Technologies, Inc.	3.45%		10/1/2022		750	767,028
Gulfmark Offshore, Inc.†	6.375%		3/15/2022		1,365	1,412,775
Hornbeck Offshore Services, Inc.	5.875%		4/1/2020		2,000	2,100,000
Key Energy Services, Inc.	6.75%		3/1/2021		400	402,000
Oil States International, Inc.†	5.125%		1/15/2023		625	635,156
Oil States International, Inc.	6.50%		6/1/2019		1,150	1,230,500
Precision Drilling Corp. (Canada)(a)	6.50%		12/15/2021		250	267,500
Precision Drilling Corp. (Canada)(a)	6.625%		11/15/2020		375	405,000
SEACOR Holdings, Inc.	7.375%		10/1/2019		1,000	1,063,773
SESI LLC	6.375%		5/1/2019		500	537,500
Transocean, Inc.	6.375%		12/15/2021		300	365,236
Trinidad Drilling Ltd. (Canada)†(a)	7.875%		1/15/2019		450	480,375

Total						11,325,723

Oil Refining & Marketing 0.50%
Alon Refining Krotz Springs, Inc.	13.50%		10/15/2014		575	616,688
Tesoro Corp.	5.375%		10/1/2022		1,750	1,872,500
Tesoro Corp.	9.75%		6/1/2019		1,200	1,374,000

Total						3,863,188

26	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Packaging 2.81%
AEP Industries, Inc.	8.25%	4/15/2019	$1,800	$1,935,000
Ardagh Packaging Finance plc (Ireland)†(a)	7.375%	10/15/2017	950	1,037,875
Ardagh Packaging Finance plc (Ireland)†(a)	9.125%	10/15/2020	850	930,750
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,870	2,085,050
Packaging Dynamics Corp.†	8.75%	2/1/2016	750	787,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA†	5.75%	10/15/2020	1,000	1,035,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	7,000	7,210,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	9.875%	8/15/2019	700	752,500
Rock-Tenn Co.†	4.90%	3/1/2022	300	324,808
Sealed Air Corp.†	6.875%	7/15/2033	3,000	2,895,000
Sealed Air Corp.†	8.375%	9/15/2021	1,175	1,348,312
Tekni-Plex, Inc.†	9.75%	6/1/2019	1,250	1,368,750

Total				21,710,545

Pharmaceuticals 0.33%
Mylan, Inc.†	7.875%	7/15/2020	300	354,736
Sky Growth Acquisition Corp.†	7.375%	10/15/2020	2,225	2,225,000

Total				2,579,736

Printing & Publishing 0.16%
ProQuest LLC/ProQuest Notes Co.†	9.00%	10/15/2018	1,300	1,235,000

Property & Casualty 0.28%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC†	7.875%	12/15/2020	525	527,625
Liberty Mutual Group, Inc.†	4.95%	5/1/2022	230	251,146
Liberty Mutual Group, Inc.†(i)	10.75%	6/15/2058	925	1,387,500

Total				2,166,271

Railroads 0.21%
Florida East Coast Railway Corp.	8.125%	2/1/2017	1,500	1,597,500

Real Estate Development & Management 0.19%
Brookfield Residential Properties, Inc. (Canada)†(a)	6.50%	12/15/2020	800	824,000
Jones Lang LaSalle, Inc.	4.40%	11/15/2022	600	614,129

Total				1,438,129

See Notes to Financial Statements.	27

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Real Estate Investment Trusts 1.15%
Camden Property Trust	2.95%	12/15/2022	$1,425	$1,392,319
DDR Corp.	4.625%	7/15/2022	750	820,071
DDR Corp.	7.875%	9/1/2020	790	1,014,251
DuPont Fabros Technology LP	8.50%	12/15/2017	675	740,812
Goodman Funding Pty Ltd. (Australia)†(a)	6.375%	11/12/2020	800	908,453
Health Care REIT, Inc.	3.75%	3/15/2023	1,000	1,003,966
Health Care REIT, Inc.	6.125%	4/15/2020	1,000	1,172,960
ProLogis LP(j)	5.625%	11/15/2016	500	564,697
ProLogis LP(j)	6.875%	3/15/2020	25	30,308
Washington Real Estate Investment Trust	3.95%	10/15/2022	1,250	1,279,809

Total				8,927,646

Restaurants 0.38%
DineEquity, Inc.	9.50%	10/30/2018	2,250	2,567,812
Fiesta Restaurant Group, Inc.	8.875%	8/15/2016	330	354,338

Total				2,922,150

Software/Services 3.74%
Alliance Data Systems Corp.†	6.375%	4/1/2020	4,600	4,922,000
Ceridian Corp.	11.25%	11/15/2015	1,000	1,005,000
Dun & Bradstreet Corp. (The)	4.375%	12/1/2022	1,725	1,765,174
First Data Corp.†	8.25%	1/15/2021	4,000	4,020,000
First Data Corp.	11.25%	3/31/2016	750	738,750
First Data Corp.	12.625%	1/15/2021	2,556	2,702,970
Infor US, Inc.	9.375%	4/1/2019	1,000	1,127,500
Nuance Communications, Inc.†	5.375%	8/15/2020	2,500	2,625,000
Open Solutions, Inc.†	9.75%	2/1/2015	600	484,500
SERENA Software, Inc.	10.375%	3/15/2016	401	413,030
Sophia LP/Sophia Finance, Inc.†	9.75%	1/15/2019	1,750	1,894,375
SRA International, Inc.	11.00%	10/1/2019	1,275	1,306,875
SunGard Data Systems, Inc.†	6.625%	11/1/2019	2,400	2,466,000
SunGard Data Systems, Inc.	7.375%	11/15/2018	1,600	1,722,000
SunGard Data Systems, Inc.	7.625%	11/15/2020	400	439,000
Syniverse Holdings, Inc.	9.125%	1/15/2019	1,250	1,340,625

Total				28,972,799

28	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Specialty Retail 2.33%
Brookstone Co., Inc.†	13.00%	10/15/2014	$528	$504,240
Brown Shoe Co., Inc.	7.125%	5/15/2019	1,500	1,567,500
CDR DB Sub, Inc.†	7.75%	10/15/2020	2,400	2,406,000
Claire’s Stores, Inc.†	9.00%	3/15/2019	850	915,875
J. Crew Group, Inc.	8.125%	3/1/2019	1,700	1,806,250
Limited Brands, Inc.	7.00%	5/1/2020	1,000	1,155,000
Limited Brands, Inc.	7.60%	7/15/2037	400	421,000
Limited Brands, Inc.	8.50%	6/15/2019	650	796,250
Michaels Stores, Inc.†	7.75%	11/1/2018	600	661,500
New Academy Finance Co. LLC/New Academy Finance Corp. PIK†	8.00%	6/15/2018	500	508,750
O’Reilly Automotive, Inc.	3.80%	9/1/2022	300	312,763
PETCO Animal Supplies, Inc.†	9.25%	12/1/2018	750	836,250
QVC, Inc.†	7.125%	4/15/2017	1,000	1,048,759
QVC, Inc.†	7.375%	10/15/2020	1,200	1,336,009
Sally Holdings LLC/Sally Capital, Inc.	5.75%	6/1/2022	700	763,000
Toys “R” Us Property Co. I LLC	10.75%	7/15/2017	1,150	1,244,875
Toys “R” Us Property Co. II LLC	8.50%	12/1/2017	1,650	1,757,250

Total				18,041,271

Steel Producers/Products 0.53%
Allegheny Ludlum Corp.	6.95%	12/15/2025	575	679,658
Allegheny Technologies, Inc.	9.375%	6/1/2019	800	1,019,103
Atkore International, Inc.	9.875%	1/1/2018	1,250	1,334,375
JMC Steel Group†	8.25%	3/15/2018	1,000	1,050,000

Total				4,083,136

Support: Services 2.45%
Ashtead Capital, Inc.†	6.50%	7/15/2022	350	381,500
Avis Budget Car Rental	9.625%	3/15/2018	1,500	1,680,000
Avis Budget Car Rental	9.75%	3/15/2020	400	464,000
Brambles USA, Inc.†	5.35%	4/1/2020	900	1,004,399
FTI Consulting, Inc.†	6.00%	11/15/2022	850	884,000
FTI Consulting, Inc.	6.75%	10/1/2020	1,370	1,469,325
HDTFS, Inc.†	5.875%	10/15/2020	200	210,000
Hertz Corp. (The)	7.50%	10/15/2018	2,200	2,442,000
Iron Mountain, Inc.	5.75%	8/15/2024	3,500	3,561,250
Iron Mountain, Inc.	7.75%	10/1/2019	800	906,000

See Notes to Financial Statements.	29

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Support: Services (continued)
RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25%	2/1/2021	$825	$934,313
Sotheby’s†	5.25%	10/1/2022	3,000	3,045,000
United Rentals North America, Inc.†	5.75%	7/15/2018	200	216,500
United Rentals North America, Inc.	6.125%	6/15/2023	600	636,000
UR Merger Sub Corp.†	7.625%	4/15/2022	1,000	1,122,500

Total				18,956,787

Telecommunications Equipment 0.14%
CommScope, Inc.†	8.25%	1/15/2019	1,000	1,100,000

Telecommunications: Integrated/Services 3.74%
CenturyLink, Inc.	6.15%	9/15/2019	3,000	3,297,723
CenturyLink, Inc.	6.45%	6/15/2021	2,750	3,043,755
Cogent Communications Group, Inc.†	8.375%	2/15/2018	500	551,250
Dycom Investments, Inc.	7.125%	1/15/2021	1,170	1,243,125
Equinix, Inc.	7.00%	7/15/2021	900	1,002,375
Equinix, Inc.	8.125%	3/1/2018	1,233	1,364,006
Frontier Communications Corp.	7.125%	1/15/2023	600	638,250
Frontier Communications Corp.	9.25%	7/1/2021	700	824,250
GCI, Inc.	6.75%	6/1/2021	575	566,375
Hughes Satellite Systems Corp.	7.625%	6/15/2021	3,100	3,541,750
Intelsat Jackson Holdings SA (Luxembourg)(a)	7.50%	4/1/2021	1,650	1,827,375
Intelsat Luxembourg SA (Luxembourg)(a)	11.25%	2/4/2017	3,250	3,449,063
MasTec, Inc.	7.625%	2/1/2017	750	774,375
Sable International Finance Ltd.†	8.75%	2/1/2020	1,040	1,196,000
Telefonica Emisiones SAU (Spain)(a)	7.045%	6/20/2036	1,000	1,085,000
Telemar Norte Leste SA (Brazil)†(a)	5.50%	10/23/2020	634	662,530
Windstream Corp.	7.00%	3/15/2019	2,750	2,825,625
Windstream Corp.	7.50%	4/1/2023	1,000	1,057,500

Total				28,950,327

Telecommunications: Wireless 5.13%
American Tower Corp.	4.70%	3/15/2022	2,000	2,217,008
CC Holdings GS V LLC†	3.849%	4/15/2023	1,165	1,187,674
Clearwire Communications LLC/Clearwire Finance, Inc.†	12.00%	12/1/2015	1,500	1,620,000
Clearwire Communications LLC/Clearwire Finance, Inc.†	14.75%	12/1/2016	400	551,000
Cricket Communications, Inc.	7.75%	10/15/2020	3,300	3,382,500
Crown Castle International Corp.†	5.25%	1/15/2023	1,450	1,556,937

30	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Telecommunications: Wireless (continued)
Digicel Group Ltd. (Jamaica)†(a)	10.50%	4/15/2018	$2,000	$2,220,000
Digicel Ltd. (Jamaica)†(a)	7.00%	2/15/2020	1,750	1,890,000
GeoEye, Inc.	8.625%	10/1/2016	600	657,000
GeoEye, Inc.	9.625%	10/1/2015	500	555,000
Inmarsat Finance plc (United Kingdom)†(a)	7.375%	12/1/2017	1,000	1,080,000
MetroPCS Wireless, Inc.	6.625%	11/15/2020	1,400	1,492,750
MetroPCS Wireless, Inc.	7.875%	9/1/2018	1,250	1,359,375
NII Capital Corp.	7.625%	4/1/2021	500	381,250
NII Capital Corp.	8.875%	12/15/2019	925	740,000
NII Capital Corp.	10.00%	8/15/2016	900	841,500
SBA Telecommunications, Inc.†	5.75%	7/15/2020	1,000	1,066,250
SBA Telecommunications, Inc.	8.25%	8/15/2019	325	364,813
Sprint Capital Corp.	6.90%	5/1/2019	4,500	4,927,500
Sprint Nextel Corp.†	7.00%	3/1/2020	1,250	1,456,250
Sprint Nextel Corp.	7.00%	8/15/2020	2,500	2,743,750
Sprint Nextel Corp.	9.125%	3/1/2017	1,725	2,039,812
Telemovil Finance Co., Ltd. (El Salvador)†(a)	8.00%	10/1/2017	750	815,625
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Luxembourg)†(a)	7.748%	2/2/2021	575	665,563
Wind Acquisition Finance SA (Italy)†(a)	7.25%	2/15/2018	1,000	1,017,500
Wind Acquisition Finance SA (Italy)†(a)	11.75%	7/15/2017	2,750	2,894,375

Total				39,723,432

Theaters & Entertainment 0.49%
Cinemark USA, Inc.	8.625%	6/15/2019	1,100	1,223,750
Lions Gate Entertainment, Inc.†	10.25%	11/1/2016	1,125	1,250,156
Live Nation Entertainment, Inc.†	8.125%	5/15/2018	1,250	1,353,125

Total				3,827,031

Transportation (Excluding Air/Rail) 0.43%
Asciano Finance Ltd. (Australia)†(a)	4.625%	9/23/2020	625	649,572
Commercial Barge Line Co.	12.50%	7/15/2017	475	526,062
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	900	969,750
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.75%	5/11/2017	1,095	1,146,927

Total				3,292,311

Total High Yield Corporate Bonds (cost $564,758,978)				600,923,037

See Notes to Financial Statements.	31

Schedule of Investments (continued)
December 31, 2012

Investments	Dividend Rate	Shares (000)		Fair Value

PREFERRED STOCKS 0.20%

Agency/Government Related 0.00%
Fannie Mae*	Zero Coupon	21		$34,235

Banking 0.20%
Texas Capital Bancshares, Inc.	6.50%	40		1,018,000
U.S. Bancorp	3.50%	–	(c)	536,475

Total				1,554,475

Total Preferred Stocks (cost $1,963,804)				1,588,710

	Exercise Price	Expiration Date

WARRANT 0.00%

Auto Parts & Equipment
Cooper-Standard Holdings, Inc.*
(cost $24,655)	$27.33	11/27/2017	3	30,060

Total Long-Term Investments (cost $709,451,388)				748,162,288

	Principal Amount (000)

SHORT-TERM INVESTMENT 1.66%

Repurchase Agreement

Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $11,755,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $13,136,213; proceeds: $12,874,410 (cost $12,874,403)	$12,874	12,874,403

Total Investments in Securities 98.36% (cost $722,325,791)		761,036,691

Cash and Other Assets in Excess of Liabilities(k) 1.64%		12,688,544

Net Assets 100.00%		$773,725,235

32	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2012

CHF	Swiss franc.
EUR	euro.
ETF	Exchange Traded Fund.
PIK	Payment-in-kind.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2012.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Amount represents less than 1,000 shares.
(d)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2012.

(e)	Floating Rate Loan included as a Level 3 investment in the fair value hierarchy table located in Note 2(l). Total Floating Rate Loans included in Level 3 amounted to $2,557,862.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted security.
(h)

Debenture pays interest at an annual fixed rate of 6.379% through December 14, 2036. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 2.25% through December 14, 2049. This debenture is subject to full redemption at the option of the issuer any time prior to December 14, 2036.

(i)

Debenture pays interest at an annual fixed rate of 10.75% through June 15, 2038. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 7.12% through June 15, 2058. This debenture is subject to full redemption at the option of the issuer any time prior to June 15, 2038.

(j)	Security has been partially segregated to cover margin requirements for open futures contracts as of December 31, 2012.
(k)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on open futures contracts and forward foreign currency exchange contracts, as follows:

Open Futures Contracts at December 31, 2012:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation

U.S. 10-Year Treasury Note	March 2013	65	Short	$(8,630,781)	$28,325

Open Forward Foreign Currency Exchange Contracts at December 31, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

euro	Sell	Goldman Sachs	2/11/2013	1,100,000	$1,404,920	$1,452,433	$(47,513)

See Notes to Financial Statements.	33

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $722,325,791)	$761,036,691
Cash	75,802
Receivables:
Interest and dividends	11,381,579
Investment securities sold	4,128,997
Capital shares sold	682,226
From advisor (See Note 3)	37,767
Variation margin	11,173
Prepaid expenses and other assets	4,726

Total assets	777,358,961

LIABILITIES:
Payables:
Investment securities purchased	1,975,479
Capital shares reacquired	622,287
Management fee	322,676
Directors’ fees	60,724
Fund administration	25,814
Unrealized depreciation on forward foreign currency exchange contracts	47,513
Unrealized depreciation on unfunded commitments	1,539
Accrued expenses	577,694

Total liabilities	3,633,726

NET ASSETS	$773,725,235

COMPOSITION OF NET ASSETS:
Paid-in capital	$736,156,718
Distributions in excess of net investment income	(2,536,766)
Accumulated net realized gain on investments, futures contracts and foreign currency related transactions	1,414,496
Net unrealized appreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	38,690,787

Net Assets	$773,725,235

Outstanding shares (200 million shares of common stock authorized, $.001 par value)	63,343,908

Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.21

34	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $3,410)	$1,367,829
Interest and other	44,525,661

Total investment income	45,893,490

Expenses:
Management fee	3,482,789
Shareholder servicing	2,493,875
Fund administration	278,623
Reports to shareholders	108,058
Professional	62,546
Directors’ fees	22,643
Custody	18,540
Other	14,437

Gross expenses	6,481,511
Expense reductions (See Note 7)	(506)
Management fee waived (See Note 3)	(211,985)

Net expenses	6,269,020

Net investment income	39,624,470

Net realized and unrealized gain:
Net realized gain on investments, futures contracts and foreign currency related transactions	13,973,867
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	27,485,447

Net realized and unrealized gain	41,459,314

Net Increase in Net Assets Resulting From Operations	$81,083,784

See Notes to Financial Statements.	35

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$39,624,470	$35,297,655
Net realized gain on investments, futures contracts and foreign currency related transactions	13,973,867	12,529,049
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	27,485,447	(23,709,884)

Net increase in net assets resulting from operations	81,083,784	24,116,820

Distributions to shareholders from:
Net investment income	(42,305,323)	(36,025,218)
Net realized gain	(9,464,538)	(4,497,955)

Total distributions to shareholders	(51,769,861)	(40,523,173)

Capital share transactions (See Note 11):
Proceeds from sales of shares	184,525,699	168,133,953
Reinvestment of distributions	51,769,861	40,523,173
Cost of shares reacquired	(117,838,560)	(111,291,400)

Net increase in net assets resulting from capital share transactions	118,457,000	97,365,726

Net increase in net assets	147,770,923	80,959,373

NET ASSETS:
Beginning of year	$625,954,312	$544,994,939

End of year	$773,725,235	$625,954,312

Distributions in excess of net investment income	$(2,536,766)	$(2,035,130)

36	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.64	$11.93	$11.28	$8.91	$11.77

Investment operations:
Net investment income(a)	.71	.73	.73	.75	.70
Net realized and unrealized gain (loss)	.74	(.21)	.66	2.32	(2.79)

Total from investment operations	1.45	.52	1.39	3.07	(2.09)

Distributions to shareholders from:
Net investment income	(.72)	(.72)	(.74)	(.70)	(.74)
Net realized gain	(.16)	(.09)	–	–	(.03)

Total distributions	(.88)	(.81)	(.74)	(.70)	(.77)

Net asset value, end of year	$12.21	$11.64	$11.93	$11.28	$8.91

Total Return(b)	12.53%	4.38%	12.31%	34.31%	(17.53)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.90%	.90%	.90%	.86%	.87%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	.90%	.90%	.86%	.87%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.93%	.93%	.94%	.96%	.94%
Net investment income	5.68%	5.92%	6.12%	7.11%	6.32%

Supplemental Data:

Net assets, end of year (000)	$773,725	$625,954	$544,995	$453,589	$278,856
Portfolio turnover rate	46.31%	33.43%	39.29%	51.76%	34.22%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	37

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Bond Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions,

38

Notes to Financial Statements (continued)

market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2009 through December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

39

Notes to Financial Statements (continued)

(g)

Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations.

(h)

Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)

When-Issued or Forward Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its daily net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

40

Notes to Financial Statements (continued)

(k)

Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2012, the Fund had the following unfunded loan commitment:

Security Name

Diamond Foods, Inc. Revolver	$223,960

(l)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

41

Notes to Financial Statements (continued)

liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total

Common Stocks**	$16,230,532	$1,004,415	$–	$17,234,947
Convertible Bonds	–	82,650,696	–	82,650,696
Convertible Preferred Stocks	17,812,957	1,617,224	–	19,430,181
Floating Rate Loans***	–	19,068,210	2,557,862	21,626,072
Foreign Bonds	–	1,303,514	–	1,303,514
Foreign Government Obligation	–	853,351	–	853,351
Government Sponsored Enterprises Bond	–	2,521,720	–	2,521,720
High Yield Corporate Bonds	–	600,922,912	125(1)	600,923,037
Preferred Stocks	1,052,235	536,475	–	1,588,710
Warrant**	30,060	–	–	30,060
Repurchase Agreement	–	12,874,403	–	12,874,403

Total	$35,125,784	$723,352,920	$2,557,987	$761,036,691

Other Financial Instruments

Futures Contracts
Asset	$28,325	$–	$–	$28,325
Liabilities	–	–	–	–
Forward Foreign Currency
Exchange Contracts
Asset	–	–	–	–
Liabilities	–	(47,513)	–	(47,513)
Unfunded Commitments
Asset	–	–	–	–
Liabilities	–	–	(1,539)	(1,539)

Total	$28,325	$(47,513)	$(1,539)	$(20,727)

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
**

During the fiscal year ended December 31, 2012, Cooper-Standard Holdings, Inc. (“Cooper”) was listed on the NYSE. As of December 31, 2012, Cooper was valued based on the official closing price of the NYSE, resulting in a Level 1 input. Accordingly, $799,565 was transferred from Level 2 to Level 1 during the fiscal year ended December 31, 2012.

***

Floating Rate Loans categorized as level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs in the valuation.

(1)	The corporate bond categorized as a Level 3 investment is Washington Mutual Bank.

42

Notes to Financial Statements (continued)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	High Yield Corporate Bonds	Floating Rate Loans

Balance as of January 1, 2012	$–	$–
Accrued discounts/premiums	–	3,622
Realized gain	–	1,279
Change in unrealized appreciation/depreciation	(3,125)	72,374
Purchase	–	2,549,587
Sales	–	(69,000)
Net transfers in or out of Level 3	3,250	–

Balance as of December 31, 2012	$125	$2,557,862

(m)

Disclosures about Derivative Instruments and Hedging Activities– The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2012 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on foreign currency exchange contracts and deposits as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2012 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2012, the Fund had the following derivatives, grouped into appropriate risk categories that illustrate how and why the Fund uses derivative instruments:

Asset Derivatives	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Fair Value

Futures Contracts(1)	$28,325	$–	$28,325

Total	$28,325	$–	$28,325

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$–	$47,513	$47,513

Total	$–	$47,513	$47,513

(1)

Statement of Assets & Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(2)	Statement of Assets & Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

43

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended December 31, 2012, were as follows:

	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total

Net Realized Gain (Loss)(1)
Futures Contracts	$(340,185)	$—	$(340,185)
Forward Foreign Currency Exchange Contracts	—	1,218	1,218
Net Change in Unrealized
Appreciation/Depreciation(2)
Futures Contracts	$28,325	$—	$28,325
Forward Foreign Currency Exchange Contracts	—	(47,513)	(47,513)
Average Number of Contracts/Notional Amounts*
Futures Contracts(3)	38	—	38
Forward Foreign Currency Exchange Contracts(4)	$—	$216,142	$216,142

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2012.
(1)	Statement of Operations location: Net realized gain on investments, futures contracts and foreign currency related transactions.
(2)

Statement of Operations location: Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies.

(3)	Amount represents number of contracts.
(4)	Amount represents notional amounts in U.S. dollars.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, was at an annualized rate of .47% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, and continuing through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee, and if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .90%. This agreement may be terminated only upon approval of the Board.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may

44

Notes to Financial Statements (continued)

also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $2,437,952 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$43,622,015	$36,025,218
Long-term capital gains	8,147,846	4,497,955

Total distributions paid	$51,769,861	$40,523,173

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$972,185
Undistributed long-term capital gains	1,733,139

Total undistributed earnings	$2,705,324
Temporary differences	(60,724)
Unrealized gains – net	34,923,917

Total accumulated gains – net	$37,568,517

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$726,111,849

Gross unrealized gain	46,100,152
Gross unrealized loss	(11,175,310)

Net unrealized security gain	$34,924,842

45

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain

$2,179,217	$(2,179,217)

The permanent differences are primarily attributable to the tax treatment of premium amortization and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$429,908,922	$311,215,347

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share

46

Notes to Financial Statements (continued)

based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they are not guaranteed by the U.S. Government. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed

47

Notes to Financial Statements (concluded)

income securities, and the markets for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risk. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	14,830,228	13,683,785
Reinvestment of distributions	4,238,782	3,504,236
Shares reacquired	(9,515,483)	(9,080,239)

Increase	9,553,527	8,107,782

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Bond-Debenture Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond-Debenture Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

49

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H.Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

50

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

51

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

52

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

53

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

54

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was below median of the performance universe for the nine-month, one-year, three-year, and ten-year periods and above the median for the five-period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

55

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

56

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

57

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

1.95% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 1.90% of the ordinary income distributions is qualified for the dividends received deduction.

In addition, of the distributions paid to shareholders during the fiscal year ended December 31, 2012, $1,316,692 represents short-term capital gains and $8,147,846 represents long-term capital gains.

58

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Bond-Debenture Portfolio	LASFBD-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Calibrated Dividend Growth

Portfolio*

For the fiscal year ended December 31, 2012
* Formerly known as Capital Structure Portfolio

Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio (formerly, Lord Abbett Series Fund — Capital Structure Portfolio) for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best Regards,

Daria L. Foster
Director, President and Chief Executive Officer

Please note: Lord Abbett Series Fund — Capital Structure Portfolio underwent an investment strategy change during the 12-month period ended December 31, 2012, and became Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio effective September 27, 2012.

          For the fiscal year ended December 31, 2012, the Fund returned 12.46%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 16.00% over the same period.

          Equity markets began the period with strong returns. The S&P 500 rallied to its best first quarter performance since 1998. By May, markets were faced with significant headwinds, as volatility soared and the S&P 500 posted its worst monthly decline since the tumultuous month of September 2011. Continued monetary easing in the United States and Europe, however, benefited stocks and credit-sensitive fixed income. Despite investors’ concerns, equity markets finished the period with double-digit returns.

January 1, 2012 to September 26, 2012

          For the period of January 1, 2012, through September 26, 2012 (while it was managed as Lord Abbett Series Fund —Capital Structure Portfolio), the Fund

1

returned 11.82%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested while the S&P 500 returned 15.84%.

          Demand for corporate bonds was strong, as investors continued to search for yield amid an environment of historically low rates. The Fund’s exposure to higher-quality and lower-quality corporate bonds contributed positively to absolute Fund performance. However, both higher-quality and lower-quality corporate bonds detracted from Fund performance on a relative basis, as corporate bonds overall lagged equity markets during the period.

          Convertible securities have, historically, offered investors an income stream that helps provide downside protection in declining markets with the potential to participate in equity market upside. Although convertible bonds had a positive overall return during the period, this sector lagged equity markets on a relative basis.

          The Fund’s position in Synchronoss Technologies, Inc., an application software company focused on smartphone activations and management of cloud-based applications, detracted from relative performance, as information technology (IT) spending from AT&T, its largest customer, waned.

          Chevron Corp., an integrated oil and gas company, was among the largest contributors to the Fund’s relative performance during the period. Escalating tensions and conflict in the Middle East, particularly in Gaza, coupled with tightening sanctions against Iran, led to higher oil prices, benefiting shares of Chevron Corp. The company’s earnings also improved because of a rebound in refining margins.

September 27, 2012 to December 31, 2012

          For the period September 27, 2012 through December 31, 2012 (following the change in the investment process), Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio returned 0.57%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500, which returned 0.14% over the same period.

          Stock selection within the information technology sector contributed to relative performance for the period. Shares of Linear Technology Corp. a semiconductor company focused on high-performance analog chips, benefited from strong sales in the automotive electronics segment. Despite the challenging economic landscape, shares of Automatic Data Processing, Inc., one of the largest business process-outsourcing solutions firms, were buoyed by indications of the improving job market as well as the announcement of a dividend increase. Strong stock selection within the materials sector also aided performance. Shares of PPG Industries, Inc., a manufacturer of protective and decorative paints and coatings, rose after the company announced the acquisition of AkzoNobel’s North American paints unit, which is expected to increase PPG Industries’ presence in the paint market.

2

          Detracting from the Fund’s relative performance during the period was stock selection within the consumer discretionary and consumer staples sectors. Within the consumer discretionary sector, shares of McDonald’s Corp., the largest quick service restaurant company in the world, declined as global comparable sales trended negatively in October. Shares of Target Corp., one of the largest discount retailers in the U.S., declined due to disappointing sales in December including the recently launched Target + Neiman Marcus collection, which did not sell as quickly as anticipated. Within consumer staples, shares of Wal-Mart Stores, Inc., a global discount retailer operating in 26 countries, declined due to concerns about consumer spending during the holiday season.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888–522–2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index, the 60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. Because the Fund believes that the S&P 900® 10-Year Dividend Growth Index more accurately reflects the Fund’s investment strategies than the 60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index, the Fund is adding the S&P 900® 10-Year Dividend Growth Index to this annual report and will delete 60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index from its next annual report. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900® 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012.

Average Annual Total Returns for the
Periods Ended December 31, 2012

	1 Year	5 Years	Life of Class
Class VC3	12.46%	3.33%	7.84%

[1] Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2003.

[2] Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on September 27, 2012.

[3] The Class VC shares commenced operations and performance for the Class began on May 1, 2003.

4

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 – 12/31/12

Class VC*
Actual	$1,000.00	$1,058.70	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.14	$5.03

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
*	The annualized expenses of the Fund have been updated to 0.85%. Had these updated expenses been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)

Class VC	$4.40	$4.32

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	12.11%
Consumer Staples	20.78%
Energy	10.47%
Financials	5.79%
Health Care	10.07%
Industrials	18.59%
Information Technology	6.08%
Materials	8.16%
Telecommunication Services	2.41%
Utilities	5.02%
Short-Term Investment	0.52%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 99.58%

Aerospace & Defense 3.50%
United Technologies Corp.	47,200	$3,871

Air Freight & Logistics 0.82%
C.H. Robinson Worldwide, Inc.	14,346	907

Beverages 6.17%
Coca-Cola Co. (The)	88,000	3,190
PepsiCo, Inc.	53,100	3,634

Total		6,824

Capital Markets 2.39%
Eaton Vance Corp.	11,044	352
Franklin Resources, Inc.	9,160	1,151
SEI Investments Co.	12,891	301
T. Rowe Price Group, Inc.	12,900	840

Total		2,644

Chemicals 8.17%
Air Products & Chemicals, Inc.	3,760	316
Albemarle Corp.	11,681	726
Ecolab, Inc.	15,500	1,114
Monsanto Co.	33,500	3,171
PPG Industries, Inc.	8,204	1,110
Praxair, Inc.	14,304	1,566
RPM International, Inc.	10,300	302
Sherwin-Williams Co. (The)	750	115
Sigma-Aldrich Corp.	6,100	449
Valspar Corp.	2,700	169

Total		9,038

Communications Equipment 1.13%
Harris Corp.	2,300	113
QUALCOMM, Inc.	18,275	1,133

Total		1,246

Distributors 0.40%
Genuine Parts Co.	7,000	445

Investments	Shares	Fair Value (000)

Diversified Telecommunication Services 2.30%
AT&T, Inc.	75,600	$2,548

Electric: Utilities 4.51%
NextEra Energy, Inc.	18,327	1,268
Northeast Utilities	22,770	890
PPL Corp.	37,396	1,070
Southern Co. (The)	41,058	1,758

Total		4,986

Electrical Equipment 3.15%
Emerson Electric Co.	53,111	2,813
Roper Industries, Inc.	6,000	669

Total		3,482

Energy Equipment & Services 0.43%
CARBO Ceramics, Inc.	4,500	352
Helmerich & Payne, Inc.	2,300	129

Total		481

Food & Staples Retailing 5.79%
Sysco Corp.	23,737	751
Wal-Mart Stores, Inc.	56,700	3,869
Walgreen Co.	48,300	1,788

Total		6,408

Food Products 1.08%
Archer Daniels Midland Co.	32,600	893
McCormick & Co., Inc.	4,700	298

Total		1,191

Gas Utilities 0.21%
UGI Corp.	7,200	235

Health Care Equipment & Supplies 6.57%
Abbott Laboratories	36,400	2,384
Becton, Dickinson & Co.	12,700	993
C.R. Bard, Inc.	6,900	674
Medtronic, Inc.	51,900	2,129
Stryker Corp.	19,800	1,086

Total		7,266

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Hotels, Restaurants & Leisure 3.13%
McDonald’s Corp.	39,300	$3,467

Household Durables 0.10%
Leggett & Platt, Inc.	4,200	114

Household Products 6.15%
Colgate-Palmolive Co.	21,326	2,229
Kimberly-Clark Corp.	31,500	2,660
Procter & Gamble Co. (The)	28,100	1,908

Total		6,797

Industrial Conglomerates 3.11%
3M Co.	35,800	3,324
Danaher Corp.	2,000	112

Total		3,436

Information Technology Services 4.35%
Automatic Data Processing, Inc.	23,994	1,368
International Business Machines Corp.	17,976	3,443

Total		4,811

Insurance 2.96%
ACE Ltd. (Switzerland)(a)	17,399	1,388
Aflac, Inc.	31,098	1,652
Cincinnati Financial Corp.	2,800	110
HCC Insurance Holdings, Inc.	3,300	123

Total		3,273

Leisure Equipment & Products 0.63%
Polaris Industries, Inc.	8,299	698

Machinery 6.67%
Caterpillar, Inc.	36,900	3,305
Donaldson Co., Inc.	3,700	122
Dover Corp.	17,230	1,132
Graco, Inc.	2,400	124
Illinois Tool Works, Inc.	35,600	2,165
Nordson Corp.	2,000	126

Investments	Shares	Fair Value (000)

Stanley Black & Decker, Inc.	3,800	$281
Valmont Industries, Inc.	900	123

Total		7,378

Media 0.23%
McGraw-Hill Cos., Inc. (The)	4,699	257

Multi-Line Retail 2.90%
Family Dollar Stores, Inc.	20,198	1,281
Target Corp.	32,600	1,929

Total		3,210

Multi-Utilities 0.30%
SCANA Corp.	7,298	333

Oil, Gas & Consumable Fuels 10.05%
Chevron Corp.	24,800	2,682
ConocoPhillips	20,000	1,160
EOG Resources, Inc.	14,100	1,703
Exxon Mobil Corp.	48,400	4,189
Murphy Oil Corp.	23,200	1,381

Total		11,115

Personal Products 0.39%
Avon Products, Inc.	29,776	428

Pharmaceuticals 3.51%
Johnson & Johnson	55,400	3,884

Road & Rail 0.11%
Norfolk Southern Corp.	2,023	125

Semiconductors & Semiconductor Equipment 0.49%
Linear Technology Corp.	15,694	538

Software 0.12%
FactSet Research
Systems, Inc.	1,500	132

Specialty Retail 3.73%
Lowe’s Cos., Inc.	12,899	458
Ross Stores, Inc.	24,800	1,343
TJX Cos., Inc. (The)	54,639	2,320

Total		4,121

8	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2012

Investments	Shares	Fair Value (000)

Textiles, Apparel & Luxury Goods 0.99%
NIKE, Inc. Class B	21,198	$1,094

Thrifts & Mortgage Finance 0.45%
People’s United Financial, Inc.	40,800	493

Tobacco 1.23%
Altria Group, Inc.	43,200	1,357

Trading Companies & Distributors 1.25%
W.W. Grainger, Inc.	5,698	1,153
Watsco, Inc.	3,000	225

Total		1,378

Wireless Telecommunication Services 0.11%
Telephone & Data Systems, Inc.	5,500	122

Total Common Stocks (cost $107,421,275)		110,133

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 0.52%

Repurchase Agreement
Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $530,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $592,275; proceeds: $576,124 (cost $576,124)	$576	$576

Total Investments in Securities 100.10% (cost $107,997,399)		110,709

Liabilities in Excess of Other Assets (0.10)%		(106)

Net Assets 100.00%		$110,603

(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $107,997,399)	$110,709,059
Receivables:
Interest and dividends	127,737
From advisor (See Note 3)	58,277
Capital shares sold	53,495
Prepaid expenses	740

Total assets	110,949,308

LIABILITIES:
Payables:
Capital shares reacquired	102,633
Investment securities purchased	93,552
Management fee	70,415
Directors’ fees	11,747
Fund administration	3,755
Accrued expenses and other liabilities	64,390

Total liabilities	346,492

NET ASSETS	$110,602,816

COMPOSITION OF NET ASSETS:
Paid-in capital	$107,960,160
Distributions in excess of net investment income	(8,769)
Accumulated net realized loss on investments and foreign currency related transactions	(60,246)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,711,671

Net Assets	$110,602,816

Outstanding shares (50 million shares of common stock authorized, $.001 par value)	7,777,788
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.22

10	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $21,719)	$2,355,981
Interest and other	1,670,143

Total investment income	4,026,124

Expenses:
Management fee	863,952
Shareholder servicing	422,097
Professional	55,627
Fund administration	46,077
Reports to shareholders	29,580
Custody	12,569
Directors’ fees	3,865
Other	12,452

Gross expenses	1,446,219
Expense reductions (See Note 7)	(84)
Management fee waived (See Note 3)	(209,460)

Net expenses	1,236,675

Net investment income	2,789,449

Net realized and unrealized gain (loss):
Net realized gain on investments and foreign currency related transactions	15,943,290
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,113,275)

Net realized and unrealized gain	10,830,015

Net Increase in Net Assets Resulting From Operations	$13,619,464

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$2,789,449	$3,176,388
Net realized gain on investments and foreign currency related transactions	15,943,290	4,855,724
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,113,275)	(7,709,712)

Net increase in net assets resulting from operations	13,619,464	322,400

Distributions to shareholders from:
Net investment income	(3,314,684)	(3,289,792)

Capital share transactions (See Note 11):
Net proceeds from sales of shares	6,024,044	11,554,339
Reinvestment of distributions	3,314,684	3,289,792
Cost of shares reacquired	(23,894,502)	(21,415,244)

Net decrease in net assets resulting from capital share transactions	(14,555,774)	(6,571,113)

Net decrease in net assets	(4,250,994)	(9,538,505)

NET ASSETS:
Beginning of year	$114,853,810	$124,392,315

End of year	$110,602,816	$114,853,810

Distributions in excess of net investment income	$(8,769)	$(85,155)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.03	$13.39	$11.98	$10.02	$14.79

Investment operations:
Net investment income(a)	.34	.35	.34	.38	.49
Net realized and unrealized gain (loss)	1.29	(.33)	1.44	1.97	(4.41)

Total from investment operations	1.63	.02	1.78	2.35	(3.92)

Distributions to shareholders from:
Net investment income	(.44)	(.38)	(.37)	(.39)	(.53)
Net realized gain	–	–	–	–	(.32)

Total distributions	(.44)	(.38)	(.37)	(.39)	(.85)

Net asset value, end of year	$14.22	$13.03	$13.39	$11.98	$10.02

Total Return(b)	12.46%	.19%	14.77%	23.41%	(26.19)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.07%	1.15%	1.15%	1.15%	1.14%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.07%	1.15%	1.15%	1.15%	1.14%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.26%	1.23%	1.24%	1.27%	1.29%

Net investment income	2.42%	2.61%	2.76%	3.52%	3.83%

Supplemental Data:

Net assets, end of year (000)	$110,603	$114,854	$124,392	$116,764	$92,578
Portfolio turnover rate	116.38%	22.48%	35.78%	54.60%	69.31%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Lord Abbett Calibrated Dividend Growth Portfolio (the “Fund”; formerly, Lord Abbett Capital Structure Portfolio (“Capital Structure Portfolio”)).

The Fund’s Board of Directors (the “Board”) approved a proposal from the Fund’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), to reposition the Fund so that it began to pursue its investment objective by employing a domestic dividend-oriented equity strategy and discontinued its former strategy of investing in a mix of equity and fixed income securities. As part of this repositioning, the Fund’s name, principal investment strategies, risk profile, and portfolio managers, among other things, changed on September 27, 2012. Accordingly, Capital Structure Portfolio changed its name to Calibrated Dividend Growth Portfolio.

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board, Lord Abbett, the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and

14

Notes to Financial Statements (continued)

asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing of any related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2009 through December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of

15

Notes to Financial Statements (continued)

operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

When-Issued or Forward Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)

Floating Rate Loans–The Fund invested in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invested may be subject to some restrictions on resale. For

16

Notes to Financial Statements (continued)

example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

In connection with the Fund’s repositioning on September 27, 2012, the Fund no longer invests in floating rate loans. Accordingly, as of December 31, 2012, the Fund had no investments in or commitments to floating rate loans.

(j)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

17

Notes to Financial Statements (continued)

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$110,133	$–	$–	$110,133
Repurchase Agreement	–	576	–	576

Total	$110,133	$576	$–	$110,709

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	High Yield Corporate Bonds

Balance as of January 1, 2012	$25

Accrued discounts/premiums	–
Realized gain (loss)	(221,577)
Change in unrealized appreciation/depreciation	221,555
Sales	(3)
Purchases	–
Net transfers in or out of level 3	–

Balance as of December 31, 2012	$–

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, was at an annualized rate of .57% of the Fund’s average daily net assets.

Effective September 27, 2012 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .85%. This agreement may be terminated only upon the approval of the Board.

For the period January 1, 2012 through September 26, 2012, Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the net annual operating expenses did not exceed an annual rate of 1.15%.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $403,177 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$3,314,684	$3,289,792

Total distributions paid	$3,314,684	$3,289,792

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$2,977
Undistributed long-term capital gains	11,234

Total undistributed earnings	$14,211
Temporary differences	(11,746)
Unrealized gains – net	2,640,191

Total accumulated gains – net	$2,642,656

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$108,068,879

Gross unrealized gain	3,794,542
Gross unrealized loss	(1,154,362)

Net unrealized security gain	$2,640,180

19

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss

$601,621	$(601,621)

The permanent differences are attributable to the tax treatment of premium amortization, certain securities, certain distributions received and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$129,462,084	$138,723,627

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share

20

Notes to Financial Statements (concluded)

based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. The value of investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a risking market.

Large and mid-sized company stocks each may perform differently than the market as a whole other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

The Fund’s exposure to foreign companies and ADRs presents increased market, liquidity, currency, political and other risks.

The Fund changed its investment strategy on September 27, 2012. The Fund’s performance achieved during the initial period after this change may not be replicated over longer periods and may not be indicative of how the Fund will perform in the future.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	426,957	850,846
Reinvestment of distributions	230,186	254,681
Shares reacquired	(1,692,659)	(1,584,609)

Decrease	(1,035,516)	(479,082)

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Calibrated Dividend Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calibrated Dividend Growth Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calibrated Dividend Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

22

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010).

Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of two group of funds, one within the current investment classification/objective and the other within the former investment classification/objective (the “performance universes”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universes as of various periods ended September 30, 2012. The Board observed that the investment performance was above the median of the performance universe based on the Fund’s current investment classification/objective for each of the periods and below the median of the performance universe based on the Fund’s former investment classification/objective for the nine-month, one-year, and three-year periods and above the median for the five-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and

28

discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also considered that Lord Abbett had made changes to the personnel providing investment management services to the Fund in September 2012, when the Fund changed its name and investment strategy.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was slightly above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the

29

Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

65.70% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 60.82% of the ordinary income distributions is qualified for the dividends received deduction.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Calibrated Dividend Growth Portfolio (formerly, Capital Structure Portfolio)	SFCS-PORT-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Classic Stock Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — Classic Stock Portfolio
Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Classic Stock Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 15.09%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index,1 which returned 16.42% over the same period.

          Although the Fund posted a double-digit return, the 12-month period was a challenging and volatile environment. The Fund outperformed the index during the first quarter of the fiscal year, as the market rose amid strong employment reports and increased housing activity. The risk-off environment returned during April and May 2012, as macroeconomic concerns about Europe and the slowdown of China’s economy caused investors to favor defensive sectors and dividend-paying stocks. The Fund’s cyclical positioning resulted in underperformance during this risk-off period. In the latter part of the year, there was significant volatility in the U.S. equity market as a result of the presidential election, the “fiscal cliff” discussions in Washington, and weaker than expected data relating to capital spending. Despite this volatility, economic reports, particularly those related to housing and employment, were generally supportive of continued economic growth.

          Stock selection and an overweight position within the energy sector detracted from the Fund’s relative performance during the period, as the energy sector was one of the weaker performing groups within the index. Shares of Weatherford International Ltd., one of the largest providers of oilfield

1

equipment and services, declined on concerns about operational issues. Shares of Hess Corp., an integrated oil and gas company, were affected by the midyear decline in crude oil prices and concerns about production shortfalls. Stock selection within the information technology sector also detracted from relative Fund performance. Shares of Monster Worldwide, Inc., a provider of online recruitment solutions for employers and job seekers, declined after the company reported weaker than expected third quarter results due to softer than anticipated European employment environment. Shares of social networking firm Facebook Inc. fell due to concerns about the company’s ability to generate revenue within the growing mobile user platform.

          The Fund’s relative performance benefited from an underweight in the utilities sector, as it was one of the weaker performing sectors during the period. Also contributing to the Fund’s relative performance was stock selection within the financials and health care sectors. Within financials, Goldman Sachs Group, Inc. was aided by an improving global economy and the anticipation of rising capital market activity. Regions Financial Corp., a regional bank with branches in 16 states, benefitted from improved credit quality and lower credit costs. One of the top contributors to the Fund’s relative performance was health care holding Catamaran Corp. as the successful merger of SXC Health Solutions and Catalyst Health Solutions created one of the biggest independent drug benefit management companies in the United States. Shares of Baxter International, Inc. a bioscience and medical instruments company, were helped by positive results for product trials in the firm’s pipeline.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio

2

holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2012
	1 Year	5 Years	Life of Class
Class VC2	15.09%	0.80%	4.63%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2005.
2 The Class VC shares commenced operations and performance for the Class began on May 1, 2005.

4

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 - 12/31/12

Class VC
Actual	$1,000.00	$1,061.00	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.82

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	9.04%
Consumer Staples	7.61%
Energy	12.56%
Financials	16.27%
Health Care	10.39%
Industrials	11.02%
Information Technology	19.56%
Materials	5.98%
Telecommunication Services	2.94%
Utilities	1.40%
Short-Term Investment	3.23%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 96.86%

Aerospace & Defense 3.33%
Boeing Co. (The)	2,920	$220
Honeywell International, Inc.	5,248	333
Precision Castparts Corp.	1,863	353
United Technologies Corp.	5,164	424

Total		1,330

Automobiles 0.86%
Ford Motor Co.	26,594	344

Beverages 2.26%
Coca-Cola Co. (The)	10,323	374
PepsiCo, Inc.	7,692	527

Total		901

Biotechnology 1.35%
Celgene Corp.*	822	65
Gilead Sciences, Inc.*	3,424	251
Vertex Pharmaceuticals, Inc.*	5,259	221

Total		537

Capital Markets 3.39%
Franklin Resources, Inc.	607	76
Goldman Sachs Group, Inc. (The)	4,782	610
Morgan Stanley	13,578	260
State Street Corp.	962	45
T. Rowe Price Group, Inc.	5,548	361

Total		1,352

Chemicals 3.59%
Celanese Corp. Series A	5,663	252
Dow Chemical Co. (The)	11,255	364
E.I. du Pont de Nemours & Co.	1,161	52
LyondellBasell Industries NV Class A (Netherlands)(a)	6,300	360
Monsanto Co.	3,641	345
Mosaic Co. (The)	1,052	59

Total		1,432

Investments	Shares	Fair Value (000)

Commercial Banks 5.12%
Fifth Third Bancorp	17,266	$262
PNC Financial Services Group, Inc. (The)	4,557	266
Regions Financial Corp.	24,392	174
SunTrust Banks, Inc.	6,645	188
U.S. Bancorp	13,204	422
Wells Fargo & Co.	21,425	732

Total		2,044

Communications Equipment 2.80%
Cisco Systems, Inc.	13,949	274
QUALCOMM, Inc.	13,588	843

Total		1,117

Computers & Peripherals 6.58%
Apple, Inc.	4,136	2,205
EMC Corp.*	12,720	322
Hewlett-Packard Co.	4,100	58
NetApp, Inc.*	1,187	40

Total		2,625

Construction & Engineering 0.65%
Fluor Corp.	4,397	258

Consumer Finance 1.48%
Capital One Financial Corp.	10,228	592

Containers & Packaging 0.54%
Rock-Tenn Co. Class A	3,097	216

Diversified Financial Services 3.41%
Bank of America Corp.	25,628	298
Citigroup, Inc.	10,746	425
JPMorgan Chase & Co.	14,537	639

Total		1,362

Diversified Telecommunication Services 2.94%
AT&T, Inc.	13,907	469
CenturyLink, Inc.	7,701	301
Verizon Communications, Inc.	9,365	405

Total		1,175

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Electric: Utilities 0.69%
Duke Energy Corp.	1,911	$122
NextEra Energy, Inc.	2,220	153

Total		275

Electrical Equipment 1.33%
Eaton Corp. plc (Ireland)(a)	1,397	76
Emerson Electric Co.	8,622	456

Total		532

Energy Equipment & Services 2.22%
National Oilwell Varco, Inc.	4,102	280
Schlumberger Ltd.	7,302	506
Weatherford International Ltd. (Switzerland)*(a)	8,811	99

Total		885

Food & Staples Retailing 1.09%
CVS Caremark Corp.	7,056	341
Wal-Mart Stores, Inc.	1,387	95

Total		436

Food Products 0.67%
Kellogg Co.	4,780	267

Health Care Equipment & Supplies 0.25%
Abbott Laboratories	1,553	102

Health Care Providers & Services 3.02%
Catamaran Corp.*	4,667	220
Express Scripts Holding Co.*	11,422	616
UnitedHealth Group, Inc.	6,781	368

Total		1,204

Hotels, Restaurants & Leisure 2.66%
Carnival Corp.	2,214	82
Hyatt Hotels Corp. Class A*	2,988	115
Marriott International, Inc. Class A	4,153	155
MGM Resorts International*	26,888	313
Starwood Hotels & Resorts Worldwide, Inc.	2,255	129
Wynn Resorts Ltd.	2,365	266

Total		1,060

Investments	Shares	Fair Value (000)

Household Products 2.80%
Colgate-Palmolive Co.	3,960	$414
Procter & Gamble Co. (The)	10,359	703

Total		1,117

Industrial Conglomerates 1.18%
General Electric Co.	22,430	471

Information Technology Services 2.07%
International Business Machines Corp.	2,978	570
MasterCard, Inc. Class A	523	257

Total		827

Insurance 2.09%
Chubb Corp. (The)	4,459	336
MetLife, Inc.	6,660	219
Prudential Financial, Inc.	5,244	280

Total		835

Internet & Catalog Retail 0.17%
Amazon.com, Inc.*	266	67

Internet Software & Services 3.08%
eBay, Inc.*	2,025	103
Google, Inc. Class A*	1,313	932
Monster Worldwide, Inc.*	34,498	194

Total		1,229

Machinery 1.76%
Caterpillar, Inc.	1,888	169
Dover Corp.	4,039	266
PACCAR, Inc.	5,887	266

Total		701

Media 1.37%
Time Warner, Inc.	3,803	182
Walt Disney Co. (The)	7,317	364

Total		546

Metals & Mining 1.86%
Cliffs Natural Resources, Inc.	3,196	123
Freeport-McMoRan Copper & Gold, Inc.	8,451	289

8	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Metals & Mining (continued)
Reliance Steel & Aluminum Co.	3,129	$195
United States Steel Corp.	5,614	134

Total		741

Multi-Line Retail 0.79%
Macy’s, Inc.	3,111	121
Target Corp.	3,254	193

Total		314

Multi-Utilities 0.71%
Dominion Resources, Inc.	3,275	170
PG&E Corp.	2,862	115

Total		285

Oil, Gas & Consumable Fuels 10.35%
Anadarko Petroleum Corp.	4,745	353
Apache Corp.	2,318	182
Cabot Oil & Gas Corp.	2,940	146
Chevron Corp.	5,923	641
Continental Resources, Inc.*	2,685	197
Devon Energy Corp.	1,161	60
EOG Resources, Inc.	1,293	156
EQT Corp.	1,356	80
Exxon Mobil Corp.	9,047	783
Hess Corp.	7,415	393
Marathon Petroleum Corp.	2,307	145
Newfield Exploration Co.*	1,196	32
Noble Energy, Inc.	1,199	122
Occidental Petroleum Corp.	2,978	228
Range Resources Corp.	2,334	147
Southwestern Energy Co.*	2,961	99
Suncor Energy, Inc. (Canada)(a)	11,175	369

Total		4,133

Pharmaceuticals 5.78%
Eli Lilly & Co.	5,190	256
Johnson & Johnson	11,615	814
Merck & Co., Inc.	10,632	435
Pfizer, Inc.	32,010	803

Total		2,308

Investments	Shares	Fair Value (000)

Real Estate Investment Trusts 0.79%
Host Hotels & Resorts, Inc.	20,085	$315

Road & Rail 2.78%
Hertz Global Holdings, Inc.*	20,557	335
Union Pacific Corp.	6,159	774

Total		1,109

Semiconductors & Semiconductor Equipment 2.34%
Broadcom Corp. Class A	6,242	207
Intel Corp.	14,519	299
Micron Technology, Inc.*	27,809	177
Texas Instruments, Inc.	8,074	250

Total		933

Software 2.71%
Activision Blizzard, Inc.	1,382	15
Informatica Corp.*	4,909	149
Microsoft Corp.	8,539	228
Oracle Corp.	12,578	419
VMware, Inc. Class A*	2,859	269

Total		1,080

Specialty Retail 2.57%
AutoZone, Inc.*	441	156
Dick’s Sporting Goods, Inc.	7,135	325
Home Depot, Inc. (The)	8,800	544

Total		1,025

Textiles, Apparel & Luxury Goods 0.63%
Coach, Inc.	2,297	127
PVH Corp.	1,131	126

Total		253

Tobacco 0.80%
Altria Group, Inc.	10,200	320

Total Common Stocks (cost $32,621,827)		38,655

See Notes to Financial Statements.	9

Schedule of Investments (concluded)
December 31, 2012

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 3.23%

Repurchase Agreement

Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $1,180,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $1,318,650; proceeds: $1,289,036 (cost $1,289,035)	$1,289	$1,289

Total Investments in Securities 100.09% (cost $33,910,862)		39,944

Liabilities in Excess of Other Assets (0.09)%		(35)

Net Assets 100.00%		$39,909

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $33,910,862)	$39,944,072
Receivables:
Capital shares sold	46,235
Interest and dividends	34,248
From advisor (See Note 3)	14,311
Prepaid expenses	255

Total assets	40,039,121

LIABILITIES:
Payables:
Capital shares reacquired	35,995
Management fee	23,324
Directors’ fees	2,787
Fund administration	1,333
Accrued expenses	66,627

Total liabilities	130,066

NET ASSETS	$39,909,055

COMPOSITION OF NET ASSETS:
Paid-in capital	$34,556,497
Distributions in excess of net investment income	(2,789)
Accumulated net realized loss on investments	(677,863)
Net unrealized appreciation on investments	6,033,210

Net Assets	$39,909,055

Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,126,102
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.77

See Notes to Financial Statements.	11

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $4,642)	$754,992
Interest	112

Total investment income	755,104

Expenses:
Management fee	253,521
Shareholder servicing	138,678
Professional	39,024
Reports to shareholders	22,772
Fund administration	14,487
Custody	7,587
Directors’ fees	1,190
Other	913

Gross expenses	478,172
Expense reductions (See Note 7)	(26)
Management fee waived (See Note 3)	(134,081)

Net expenses	344,065

Net investment income	411,039

Net realized and unrealized gain:
Net realized gain on investments	1,611,305
Net change in unrealized appreciation/depreciation on investments	2,935,131

Net realized and unrealized gain	4,546,436

Net Increase in Net Assets Resulting From Operations	$4,957,475

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$411,039	$252,226
Net realized gain on investments	1,611,305	756,963
Net change in unrealized appreciation/depreciation on investments	2,935,131	(3,856,633)

Net increase (decrease) in net assets resulting from operations	4,957,475	(2,847,444)

Distributions to shareholders from:
Net investment income	(410,853)	(251,735)

Capital share transactions (See Note 11):
Proceeds from sales of shares	10,587,785	7,175,511
Reinvestment of distributions	410,853	251,735
Cost of shares reacquired	(8,492,400)	(6,818,318)

Net increase in net assets resulting from capital share transactions	2,506,238	608,928

Net increase (decrease) in net assets	7,052,860	(2,490,251)

NET ASSETS:
Beginning of year	$32,856,195	$35,346,446

End of year	$39,909,055	$32,856,195

Distributions in excess of net investment income	$(2,789)	$(2,135)

See Notes to Financial Statements.	13

Financial Highlights

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.21	$12.30	$10.82	$8.68	$12.89

Investment operations:
Net investment income(a)	.14	.09	.05	.08	.12
Net realized and unrealized gain (loss)	1.55	(1.09)	1.48	2.13	(4.16)

Total from investment operations	1.69	(1.00)	1.53	2.21	(4.04)

Distributions to shareholders from:
Net investment income	(.13)	(.09)	(.05)	(.07)	(.10)
Net realized gain	–	–	–	–	(.07)

Total distributions	(.13)	(.09)	(.05)	(.07)	(.17)

Net asset value, end of year	$12.77	$11.21	$12.30	$10.82	$8.68

Total Return(b)	15.09%	(8.15)%	14.12%	25.50%	(31.28)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.95%	.95%	.95%	.99%	1.10%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.95%	.95%	.95%	.99%	1.10%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.32%	1.30%	1.31%	1.49%	1.49%

Net investment income	1.13%	.74%	.43%	.82%	1.08%

Supplemental Data:

Net assets, end of year (000)	$39,909	$32,856	$35,346	$29,273	$19,471
Portfolio turnover rate	23.58%	27.01%	21.65%	54.63%	40.08%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Classic Stock Portfolio (the “Fund”).

The Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

15

Notes to Financial Statements (continued)

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2009 through December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

16

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$38,655	$–	$–	$38,655
Repurchase Agreement	–	1,289	–	1,289

Total	$38,655	$1,289	$–	$39,944

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, was at an annualized rate of .33% of the Fund’s average daily net assets.

17

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2012, and continuing through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 0.95%. This agreement may be terminated only upon approval of the Board.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $126,761 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	12/31/2012	12/31/2011

Distributions paid from:
Ordinary income	$410,853	$251,735

Total distributions paid	$410,853	$251,735

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(316,912)
Temporary differences	(22,857)
Unrealized gains – net	5,692,327

Total accumulated gains – net	$5,352,558

*	As of December 31, 2012, the Fund had a capital loss carryforward of $316,912 set to expire in 2017.

18

Notes to Financial Statements (continued)

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post—enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $2 and post-October capital losses of $20,068 during fiscal 2012.

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$34,251,745

Gross unrealized gain	6,768,909
Gross unrealized loss	(1,076,582)

Net unrealized security gain	$5,692,327

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$(840)	$1,253	(413)

The permanent differences are attributable to the tax treatment of certain distributions and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$9,993,191	$8,303,561

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in

19

Notes to Financial Statements (continued)

Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other and other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

20

Notes to Financial Statements (concluded)

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	844,982	609,543
Reinvestment of distributions	31,824	22,782
Shares reacquired	(681,807)	(575,906)

Increase	194,999	56,419

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Classic Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Classic Stock Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Classic Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

22

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007-2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was above the median of the performance universe for the nine-month, one-year and five-year periods and below the median for the three-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management

28

personnel. The Board also considered the steps Lord Abbett had taken or was taking to improve investment performance of the Fund.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

29

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Classic Stock Portfolio	SFCLASS-PORT-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Developing Growth

Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — Developing Growth Portfolio
Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Developing Growth Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 12.11%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 14.59% over the same period.

          During the 12-month period, equity markets shuffled through changing interpretations of the same unsettling concerns: what would be the outcome of the precarious budgetary situation in Europe, and would the U.S. Federal Reserve (U.S. Fed) continue to provide quantitative support for the U.S. economy?

          In the first quarter of 2012, equity markets proved their resiliency, marking notable gains on an improvement in the economic outlook for the United States that began to surface in the last month of 2011. Unemployment claims dropped to their lowest point in three-and-a-half years, while investments made by businesses strengthened. In May 2012, however, markets once again came under pressure from a rising tide of anxiety regarding the European debt crisis. Fearing the demise of the European Union, European Central Bank president Mario Draghi made a pledge to keep the eurozone solvent and the U.S. Fed announced a third round of quantitative easing.

          The fourth quarter began with equity markets moving lower on Middle East tensions and political uncertainty surrounding the presidential election in the United States. By mid-December, much of this pressure had eased, and equity

1

markets reversed course, trending upward through the end of the quarter. Despite the Fund having positive absolute performance for the year, it lagged the index, most significantly in the fourth quarter. Security-specific issues within the consumer discretionary and industrials sectors were the most notable detractors from relative Fund performance.

          Both the Fund’s underweight and security selection within the consumer discretionary sector detracted from the Fund’s relative performance during the period. A position in the restaurant franchise Buffalo Wild Wings, Inc. was among the largest detractors. Shares of the company fell late in the period on disappointment surrounding an unexpected fall in earnings, which was tied to the rising cost of chicken wings. Francesca’s Holdings Corporation also detracted from relative Fund performance, as the operator of retail boutiques in the United States saw its shares fall sharply following the announcement that the company’s CEO and co-founder would be retiring.

          Security selection and an underweight within the industrials sector also detracted from relative Fund performance during the period. Shares of Titan Machinery, Inc., a retailer of agricultural and industrial equipment in the United States and Europe, slumped during the period after company management lowered its guidance for the year due to a severe drought in the United States. Shares of Westport Innovations, Inc., a developer of technology for natural gas engines, also slid on concerns that a previous venture partner would be building its own line of natural gas-powered engines, competing directly with the company’s own products.

          Within the health care sector, security selection contributed to relative Fund performance during the period. Pharmacyclics, Inc., a clinical-stage biopharmaceutical company involved in the development of drugs to treat cancer and immune diseases, saw its shares gain sharply on the prospects for its ibrutinib treatment, which is used for chronic lymphocytic leukemia. Onyx Pharmaceuticals, Inc., another biopharmaceutical company involved with the development of therapies engineered to fight cancer, also saw its shares rise sharply during the period after a Food and Drug Administration advisory panel backed one of the company’s drugs designed to fight multiple myeloma.

          Security selection within the financials sector also contributed to relative Fund performance during the period. Within the sector, shares of Ocwen Financial Corp., a provider of residential and commercial loan servicing, rose during the period, after the firm announced plans to purchase Howard Residential, which would strengthen Ocwen’s position in the residential mortgage-servicing market. Shares of Texas Capital Bankshares, which operates a number of bank branches geared toward businesses in Texas, also rose during the period. The firm has continued to gain market share,

2

capitalizing on loan growth and the boom in mortgage refinancing.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888–522–2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived on reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2012

	1 Year	Life of Class
Class VC2	12.11%	12.32%

[1] Performance for each unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

[2] The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 – 12/31/12

Class VC
Actual	$1,000.00	$1,013.80	$4.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.57

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	11.90%
Consumer Staples	5.24%
Energy	7.16%
Financials	8.53%
Health Care	18.59%
Industrials	15.28%
Information Technology	31.12%
Materials	2.18%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2012

Investments	Shares	Fair Value

COMMON STOCKS 104.42%

Aerospace & Defense 2.76%
DigitalGlobe, Inc.*	71	$1,735
HEICO Corp.	48	2,149
Hexcel Corp.*	191	5,149

Total		9,033

Airlines 1.37%
Allegiant Travel Co.	61	4,478

Automobiles 1.19%
Tesla Motors, Inc.*	115	3,895

Beverages 0.58%
Boston Beer Co., Inc. (The)
Class A*	14	1,882

Biotechnology 8.85%
ARIAD Pharmaceuticals, Inc.*	135	2,589
BioMarin Pharmaceutical, Inc.*	122	6,008
Cepheid, Inc.*	54	1,826
Cubist Pharmaceuticals, Inc.*	63	2,650
Genomic Health, Inc.*	41	1,118
Incyte Corp.*	93	1,545
Medivation, Inc.*	67	3,428
Onyx Pharmaceuticals, Inc.*	46	3,474
Pharmacyclics, Inc.*	51	2,953
Sarepta Therapeutics, Inc.*	129	3,328

Total		28,919

Capital Markets 1.51%
Financial Engines, Inc.*	167	4,634
WisdomTree Investments, Inc.*	50	306

Total		4,940

Commercial Banks 3.91%
Bank of the Ozarks, Inc.	111	3,715
Signature Bank*	50	3,567
SVB Financial Group*	16	896
Texas Capital Bancshares, Inc.*	55	2,465
Western Alliance Bancorp*	204	2,148

Total		12,791

Investments	Shares	Fair Value

Communications Equipment 2.02%
Aruba Networks, Inc.*	205	$4,254
Palo Alto Networks, Inc.*	35	1,873
Ruckus Wireless, Inc.*	21	473

Total		6,600

Computers & Peripherals 3.95%
3D Systems Corp.*	95	5,068
Fusion-io, Inc.*	118	2,706
Stratasys Ltd.*	64	5,130

Total		12,904

Construction Materials 1.75%
Eagle Materials, Inc.	98	5,733

Consumer Finance 1.69%
NetSpend Holdings, Inc.*	152	1,797
Portfolio Recovery Associates, Inc.*	35	3,740

Total		5,537

Diversified Consumer Services 0.82%
LifeLock, Inc.*	329	2,675

Electrical Equipment 2.53%
Generac Holdings, Inc.	118	4,048
Polypore International, Inc.*	48	2,232
Thermon Group Holdings, Inc.*	88	1,983

Total		8,263

Electronic Equipment, Instruments &
Components 2.16%
FARO Technologies, Inc.*	50	1,784
IPG Photonics Corp.	79	5,265

Total		7,049

Energy Equipment & Services 4.25%
Atwood Oceanics, Inc.*	74	3,388
CARBO Ceramics, Inc.	22	1,724
Dril-Quip, Inc.*	64	4,675
Geospace Technologies Corp.*	27	2,400
Hornbeck Offshore Services, Inc.*	50	1,717

Total		13,904

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value

Food & Staples Retailing 3.24%
Fresh Market, Inc. (The)*	35	$1,683
PriceSmart, Inc.	56	4,315
United Natural Foods, Inc.*	86	4,609

Total		10,607

Food Products 1.66%
Annie’s, Inc.*	71	2,374
Hain Celestial Group, Inc. (The)*	56	3,036

Total		5,410

Health Care Equipment & Supplies 4.54%
Align Technology, Inc.*	91	2,525
Cyberonics, Inc.*	34	1,786
DexCom, Inc.*	276	3,756
HeartWare International, Inc.*	47	3,946
Insulet Corp.*	133	2,822

Total		14,835

Health Care Providers & Services 4.63%
Air Methods Corp.	123	4,538
MWI Veterinary Supply, Inc.*	48	5,280
Team Health Holdings, Inc.*	185	5,322

Total		15,140

Health Care Technology 1.39%
athenahealth, Inc.*	35	2,571
Vocera Communications, Inc.*	79	1,983

Total		4,554

Hotels, Restaurants & Leisure 1.11%
Buffalo Wild Wings, Inc.*	24	1,748
Ctrip.com International Ltd. ADR*	83	1,891

Total		3,639

Household Durables 0.77%
Ethan Allen Interiors, Inc.	66	1,697
SodaStream International Ltd. (Israel)*(a)	18	808

Total		2,505

Investments	Shares	Fair Value

Information Technology Services 0.80%
EPAM Systems, Inc.*	145	$2,624

Internet & Catalog Retail 0.54%
Groupon, Inc.*	364	1,776

Internet Software & Services 10.17%
Angie’s List, Inc.*	296	3,549
Bankrate, Inc.*	186	2,316
Cornerstone OnDemand, Inc.*	152	4,489
CoStar Group, Inc.*	66	5,898
LivePerson, Inc.*	18	237
MercadoLibre, Inc. (Argentina)(a)	34	2,671
Millennial Media, Inc.*	242	3,032
OpenTable, Inc.*	38	1,854
Qihoo 360 Technology Co. Ltd. ADR*	91	2,702
Sohu.com, Inc. (China)*(a)	47	2,225
Velti plc (Ireland)*(a)	185	832
Yelp, Inc.*	182	3,431

Total		33,236

Machinery 4.86%
Chart Industries, Inc.*	44	2,934
Middleby Corp. (The)*	47	6,026
Proto Labs, Inc.*	98	3,863
RBC Bearings, Inc.*	61	3,054

Total		15,877

Metals & Mining 0.52%
Molycorp, Inc.*	180	1,699

Oil, Gas & Consumable Fuels 3.22%
Bonanza Creek Energy, Inc.*	12	333
Cheniere Energy, Inc.*	192	3,606
Energy XXI Bermuda Ltd.	111	3,573
GasLog Ltd.	243	3,021

Total		10,533

Professional Services 0.74%
Corporate Executive Board Co. (The)	51	2,420

8	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2012

Investments	Shares	Fair Value

Real Estate Management & Development 0.96%
Altisource Asset Management
Corp. (Luxembourg)*(a)	1	$82
Altisource Portfolio Solutions SA
(Luxembourg)*(a)	15	1,300
Altisource Residential Corp.
Class B (Luxembourg)*(a)	5	79
Zillow, Inc.*	60	1,665

Total		3,126

Road & Rail 1.65%
Genesee & Wyoming, Inc.
Class A*	71	5,402

Semiconductors & Semiconductor Equipment 3.81%
Cavium, Inc.*	149	4,650
Cree, Inc.*	127	4,316
First Solar, Inc.*	113	3,489

Total		12,455

Software 9.59%
Aspen Technology, Inc.*	122	3,372
CommVault Systems, Inc.*	52	3,625
Concur Technologies, Inc.*	53	3,579
Imperva, Inc.*	89	2,806
Infoblox, Inc.*	149	2,677
Jive Software, Inc.*	174	2,528
NetSuite, Inc.*	71	4,778
ServiceNow, Inc.*	55	1,652
Splunk, Inc.*	94	2,728
Ultimate Software Group, Inc. (The)*	38	3,588

Total		31,333

Investments	Shares	Fair Value

Specialty Retail 5.69%
Dick’s Sporting Goods, Inc.	39	$1,774
DSW, Inc. Class A	78	5,124
Hibbett Sports, Inc.*	17	896
Lumber Liquidators Holdings, Inc.*	53	2,800
Restoration Hardware Holdings, Inc.*	70	2,361
ULTA Salon, Cosmetics & Fragrance, Inc.	19	1,867
Vitamin Shoppe, Inc.*	66	3,786

Total		18,608

Textiles, Apparel & Luxury Goods 2.30%
Steven Madden Ltd.*	71	3,001
Tumi Holdings, Inc.*	168	3,503
Under Armour, Inc. Class A*	17	825
Vera Bradley, Inc.*	8	201

Total		7,530

Thrifts & Mortgage Finance 0.84%
Ocwen Financial Corp.*	79	2,733

Trading Companies & Distributors 2.05%
United Rentals, Inc.*	147	6,691

Total Investments in Common Stocks 104.42% (cost $325,528)		341,336

Liabilities in Excess of Cash and Other Assets (4.42)%		(14,436)

Net Assets 100%		$326,900

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $325,528)	$341,336
Cash	12,388
Receivables:
Investment securities sold	8,635
From advisor (See Note 3)	5,306
Interest and dividends	14
Capital shares sold	39
Prepaid expenses	1

Total assets	367,719

LIABILITIES:
Payables:
Investment securities purchased	6,838
Management fee	206
Directors’ fees	14
Fund administration	11
Accrued expenses and other liabilities	33,750

Total liabilities	40,819

NET ASSETS	$326,900

COMPOSITION OF NET ASSETS:
Paid-in capital	$309,711
Accumulated net investment loss	(48)
Accumulated net realized gain on investments	1,429
Net unrealized appreciation on investments	15,808

Net Assets	$326,900

Outstanding shares (50 million shares of common stock authorized, $.001 par value)	19,893
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.43

10	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends	$1,257

Total investment income	1,257

Expenses:
Professional	37,685
Custody	24,340
Reports to shareholders	12,476
Management fee	2,225
Shareholder servicing	836
Fund administration	118
Directors’ fees	10
Other	4

Gross expenses	77,694
Management fee waived and expenses reimbursed (See Note 3)	(75,025)

Net expenses	2,669

Net investment loss	(1,412)

Net realized and unrealized gain:
Net realized gain on investments	24,632
Net change in unrealized appreciation/depreciation on investments	5,109

Net realized and unrealized gain	29,741

Net Increase in Net Assets Resulting From Operations	$28,329

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment loss	$(1,412)	$(1,878)
Net realized gain on investments	24,632	29,105
Net change in unrealized appreciation/depreciation on investments	5,109	(32,354)

Net increase (decrease) in net assets resulting from operations	28,329	(5,127)

Distributions to shareholders from:
Net realized gain	(21,349)	(26,235)

Capital share transactions (See Note 10):
Proceeds from sales of shares	91,059	–
Reinvestment of distributions	21,349	26,235
Cost of shares reacquired	(27,977)	–

Net increase in net assets resulting from capital share transactions	84,431	26,235

Net increase (decrease) in net assets	91,411	(5,127)

NET ASSETS:
Beginning of year	$235,489	$240,616

End of year	$326,900	$235,489

Accumulated net investment loss	$(48)	$(73)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended		4/23/2010(a) to

	12/31/2012	12/31/2011	12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$15.68	$18.04	$15.00

Investment operations:
Net investment loss(b)			–	(c)
Net realized and unrealized loss			(.49)

Total from investment operations			(.49)

Net asset value, on SEC Effective Date, 5/1/2010			$14.51

Investment operations:
Net investment loss(b)	(.08)	(.14)	(.07)
Net realized and unrealized gain (loss)	1.98	(.25)	3.60

Total from investment operations	1.90	(.39)	3.53

Distributions to shareholders from:
Net realized gain	(1.15)	(1.97)	–

Net asset value, end of period	$16.43	$15.68	$18.04

Total Return (d)			20.27	%(e)(f)
Total Return (d)	12.11%	(2.14)%	24.33	%(e)(g)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.90%	.90%	.90	%(h)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	.90%	.90	%(h)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	26.16%	29.97%	40.95	%(h)
Net investment loss	(.48)%	(.76)%	(.72	)%(h)

Supplemental Data:

Net assets, end of period (000)	$327	$235	$241
Portfolio turnover rate	176.45%	173.40%	92.19%

(a)	Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/23/2010 through 12/31/2010.
(g)	Total return for the period 5/1/2010 through 12/31/2010.
(h)	Annualized.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 through the fiscal years ended December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing

15

Notes to Financial Statements (continued)

the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total

Common Stocks	$341,336	$–	$–	$341,336

Total	$341,336	$–	$–	$341,336

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, and continuing through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .90%. This agreement may be terminated only upon approval of the Board.

16

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $264 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$4,353	$9,011
Net long-term capital gains	16,996	17,224

Total distributions paid	$21,349	$26,235

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$1,903
Undistributed long-term capital gains	1,705

Total undistributed earnings	$3,608
Temporary differences	(48)
Unrealized gains – net	13,629

Total accumulated gains – net	$17,189

Certain losses incurred within the taxable year (“Qualified Late Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $34 during fiscal 2012.

17

Notes to Financial Statements (continued)

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$327,707

Gross unrealized gain	24,644
Gross unrealized loss	(11,015)

Net unrealized security gain	$13,629

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain

$1,437	$(1,437)

The permanent differences are attributable to the tax treatment of net investment losses and certain foreign securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$601,197	$546,865

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

18

Notes to Financial Statements (concluded)

8.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and ADRs, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	5,224	–
Reinvestment of distributions	1,283	1,679
Shares reacquired	(1,628)	–

Increase	4,879	1,679

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Developing Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Developing Growth Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director
Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors
The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010).

Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Officers
None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

22

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President–Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was above the median of the performance universe for the nine-month and one-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

26

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

27

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com;and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

25.86% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 17.75% of the ordinary income distributions is qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2012, $4,353 represents short-term capital gains and $16,996 represents long-term capital gains.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Developing Growth Portfolio	SFDG-PORT-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Fundamental Equity

Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — Fundamental Equity Portfolio Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Fundamental Equity Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 10.58%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 3000® Value Index,1 which returned 17.55% over the same period.

          Although most U.S. equity indexes posted a double-digit return, the 12-month period was a challenging and volatile environment for active managers. The market rose during the first quarter of the fiscal year, as strong employment reports and increased housing activity provided evidence of an improving economy. Unfortunately, the risk-off environment returned during the second quarter of 2012, and the Fund’s cyclical positioning resulted in underperformance. Macroeconomic concerns about Europe and the slowdown of China’s economy caused investors to favor defensive sectors and dividend-paying stocks during this risk-off period. The stock market resumed its rise during the latter part of the year. Although there was significant volatility in the U.S. equity market following the presidential election and surrounding the “fiscal cliff” discussions in Washington, economic reports during the fourth quarter, particularly those related to housing and employment, were generally supportive of continued economic growth. The volatile, macro-dominated environment that prevailed during the 12-month period was not favorable to our value-oriented, bottom-up, fundamental approach.

          Stock selection within the financials and industrials sectors detracted the most

1

from the Fund’s relative performance during the period. Within financials, an underweight position in Bank of America Corp. detracted from the Fund’s relative performance, as the stock was a top performer during the period. Shares of the firm rallied off of a low valuation as the company improved capital ratios and cut expenses, while also benefiting from a strengthening housing market. Meanwhile, shares of PNC Financial Services Group, Inc., a diversified financial services company, fell in the fourth quarter as a result of lower-than-expected returns due to a decline in the company’s net interest margin and higher operating costs. Within industrials, shares of CSX Corp., a supplier of rail freight transportation, also fell, as fourth quarter earnings estimates were reduced due to weakening coal demand and the negative impact of super-storm Sandy.

          Contributing to the Fund’s relative performance was stock selection within the health care and materials sectors. Within health care, shares of Onyx Pharmaceuticals, Inc., a biopharmaceutical company, rallied after the Food and Drug Administration approved and the company launched Kyprolis, a drug for multiple myeloma. In addition, shares of Thermo Fisher Scientific, Inc., a provider of medical equipment, benefited from strong organic growth in all regions and the company’s announcement of its first quarterly cash dividend payment. Within materials, shares of PPG Industries, Inc., a manufacturer of protective and decorative paints and coatings, rose after the company announced the acquisition of AkzoNobel’s North American paints unit, which is expected to increase PPG Industries’ presence in the paint market.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

2

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	Life of Class
Class VC2	10.58%	2.47%	8.20%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2003.
2 The Class VC Shares commenced operations and performance for the Class began on May 1, 2003.

4

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 - 12/31/12

Class VC
Actual	$1,000.00	$1,065.20	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	11.34%
Consumer Staples	5.15%
Energy	11.66%
Financials	24.33%
Health Care	18.04%
Industrials	5.43%
Information Technology	9.60%
Materials	4.13%
Telecommunication Services	2.57%
Utilities	2.96%
Short-Term Investment	4.79%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 95.35%

Aerospace & Defense 0.55%
United Technologies Corp.	21,043	$1,726

Automobiles 1.24%
Ford Motor Co.	300,100	3,886

Beverages 0.82%
Coca-Cola Co. (The)	70,688	2,562

Biotechnology 3.82%
Celgene Corp.*	61,636	4,852
Gilead Sciences, Inc.*	12,700	933
Incyte Corp.*	183,000	3,039
Onyx Pharmaceuticals, Inc.*	42,100	3,180

Total		12,004

Capital Markets 3.21%
Affiliated Managers Group, Inc.*	25,000	3,254
Franklin Resources, Inc.	21,600	2,715
Raymond James Financial, Inc.	106,500	4,103

Total		10,072

Chemicals 1.46%
Ashland, Inc.	23,900	1,922
Celanese Corp. Series A	18,100	806
E.I. du Pont de Nemours & Co.	12,900	580
PPG Industries, Inc.	8,100	1,096
Sigma-Aldrich Corp.	2,659	196

Total		4,600

Commercial Banks 5.70%
BB&T Corp.	30,800	896
Cullen/Frost Bankers, Inc.	14,900	809
Fifth Third Bancorp	182,900	2,778
PNC Financial Services Group, Inc. (The)	54,119	3,156
Signature Bank*	17,315	1,235
SunTrust Banks, Inc.	93,500	2,651
U.S. Bancorp	111,300	3,555

Investments	Shares	Fair Value (000)

Wells Fargo & Co.	82,500	$2,820

Total		17,900

Communications Equipment 0.30%
QUALCOMM, Inc.	15,302	949

Computers & Peripherals 2.28%
EMC Corp.*	68,482	1,733
NCR Corp.*	212,600	5,417

Total		7,150

Construction & Engineering 2.62%
Jacobs Engineering Group, Inc.*	75,000	3,193
URS Corp.	128,500	5,045

Total		8,238

Construction Materials 0.34%
Eagle Materials, Inc.	18,400	1,076

Consumer Finance 1.99%
Capital One Financial Corp.	107,800	6,245

Containers & Packaging 0.58%
Berry Plastics Group, Inc.*	113,909	1,832

Diversified Financial Services 5.21%
Bank of America Corp.	297,000	3,445
Citigroup, Inc.	161,900	6,405
JPMorgan Chase & Co.	148,234	6,518

Total		16,368

Diversified Telecommunication Services 2.57%
AT&T, Inc.	102,100	3,442
Verizon Communications, Inc.	107,100	4,634

Total		8,076

Electric: Utilities 1.95%
Duke Energy Corp.	32,866	2,097
Edison International	18,300	827
NextEra Energy, Inc.	21,900	1,515
Xcel Energy, Inc.	63,200	1,688

Total		6,127

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Electrical Equipment 1.17%
Eaton Corp. plc (Ireland)(a)	67,940	$3,682

Electronic Equipment, Instruments & Components 2.16%
Anixter International, Inc.	61,600	3,941
Arrow Electronics, Inc.*	74,400	2,833

Total		6,774

Energy Equipment & Services 3.47%
Cameron International Corp.*	20,500	1,158
Ensco plc Class A (United Kingdom)(a)	20,400	1,209
Halliburton Co.	153,800	5,336
Helmerich & Payne, Inc.	10,200	571
Schlumberger Ltd.	37,917	2,627

Total		10,901

Food & Staples Retailing 0.49%
CVS Caremark Corp.	31,967	1,545

Food Products 3.85%
Archer Daniels Midland Co.	73,719	2,019
Bunge Ltd.	53,093	3,859
H.J. Heinz Co.	41,400	2,388
Kraft Foods Group, Inc.	36,317	1,651
Mondelez International, Inc. Class A	84,953	2,164

Total		12,081

Health Care Providers & Services 7.53%
CIGNA Corp.	70,900	3,790
Community Health Systems, Inc.	136,953	4,210
DaVita HealthCare Partners, Inc.*	25,100	2,774
Express Scripts Holding Co.*	88,500	4,779
Humana, Inc.	48,800	3,349
Laboratory Corp. of America Holdings*	35,000	3,032
Team Health Holdings, Inc.*	59,704	1,718

Total		23,652

Investments	Shares	Fair Value (000)

Hotels, Restaurants & Leisure 0.85%
Darden Restaurants, Inc.	59,100	$2,664

Information Technology Services 1.06%
Alliance Data Systems Corp.*	22,900	3,315

Insurance 6.27%
ACE Ltd. (Switzerland)(a)	40,741	3,251
Allstate Corp. (The)	70,210	2,821
Berkshire Hathaway, Inc. Class B*	44,251	3,969
Marsh & McLennan Cos., Inc.	53,302	1,837
Prudential Financial, Inc.	61,300	3,269
Travelers Cos., Inc. (The)	63,100	4,532

Total		19,679

Internet Software & Services 1.33%
eBay, Inc.*	81,800	4,173

Life Sciences Tools & Services 2.67%
Life Technologies Corp.*	49,100	2,410
Thermo Fisher Scientific, Inc.	93,703	5,976

Total		8,386

Machinery 0.57%
Kennametal, Inc.	26,200	1,048
Nordson Corp.	11,800	745

Total		1,793

Media 4.35%
Comcast Corp. Class A	72,400	2,706
Interpublic Group of Cos., Inc. (The)	297,200	3,275
Omnicom Group, Inc.	12,457	623
Time Warner, Inc.	83,000	3,970
Walt Disney Co. (The)	62,000	3,087

Total		13,661

Metals & Mining 0.95%
Reliance Steel & Aluminum Co.	48,000	2,981

8	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2012

Investments	Shares	Fair Value (000)

Multi-Line Retail 2.20%
Macy’s, Inc.	88,554	$3,455
Target Corp.	58,500	3,462

Total		6,917

Multi-Utilities 1.01%
Dominion Resources, Inc.	37,600	1,948
PG&E Corp.	30,400	1,221

Total		3,169

Oil, Gas & Consumable Fuels 8.21%
Anadarko Petroleum Corp.	57,204	4,251
Devon Energy Corp.	24,786	1,290
EOG Resources, Inc.	17,100	2,065
Exxon Mobil Corp.	68,511	5,930
Kinder Morgan, Inc.	70,500	2,491
Noble Energy, Inc.	27,400	2,788
Occidental Petroleum Corp.	36,800	2,819
Range Resources Corp.	19,600	1,231
Valero Energy Corp.	85,400	2,914

Total		25,779

Paper & Forest Products 0.80%
International Paper Co.	62,700	2,498

Pharmaceuticals 4.04%
Eli Lilly & Co.	105,000	5,178
Teva Pharmaceutical Industries Ltd. ADR	94,832	3,541
Watson Pharmaceuticals, Inc.*	46,100	3,965

Total		12,684

Real Estate Investment Trusts 0.82%
CBL & Associates Properties, Inc.	34,100	723
Vornado Realty Trust	23,100	1,850

Total		2,573

Real Estate Management & Development 1.17%
Jones Lang LaSalle, Inc.	38,600	3,240
Realogy Holdings Corp.*	10,500	441

Total		3,681

Investments	Shares	Fair Value (000)

Road & Rail 0.52%
CSX Corp.	82,900	$1,636

Semiconductors & Semiconductor Equipment 1.64%
Altera Corp.	20,300	699
Broadcom Corp. Class A	91,300	3,032
Xilinx, Inc.	39,400	1,415

Total		5,146

Software 0.86%
Microsoft Corp.	100,800	2,694

Specialty Retail 2.72%
Bed Bath & Beyond, Inc.*	35,300	1,974
GNC Holdings, Inc. Class A	76,300	2,539
Home Depot, Inc. (The)	65,300	4,039

Total		8,552

Total Common Stocks (cost $273,260,445)		299,427

	Principal Amount (000)

SHORT-TERM INVESTMENT 4.80%

Repurchase Agreement
Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $13,760,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $15,376,800; proceeds: $15,070,020 (cost $15,070,011)	$15,070	15,070

Total Investments in Securities 100.15% (cost $288,330,456)		314,497

Liabilities in Excess of Other Assets (0.15)%		(475)

Net Assets 100.00%		$314,022

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $288,330,456)	$314,497,349
Receivables:
Investment securities sold	1,191,452
Capital shares sold	325,058
Interest and dividends	223,075
From advisor (See Note 3)	15,428
Prepaid expenses	1,744

Total assets	316,254,106

LIABILITIES:
Payables:
Investment securities purchased	1,465,300
Capital shares reacquired	295,374
Management fee	197,017
Directors’ fees	14,922
Fund administration	10,508
Accrued expenses and other liabilities	249,349

Total liabilities	2,232,470

NET ASSETS	$314,021,636

COMPOSITION OF NET ASSETS:
Paid-in capital	$285,604,731
Distributions in excess of net investment income	(14,922)
Accumulated net realized gain on investments	2,264,934
Net unrealized appreciation on investments	26,166,893

Net Assets	$314,021,636

Outstanding shares (50 million shares of common stock authorized, $.001 par value)	17,833,721
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$17.61

10	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $29,063)	$4,943,280
Interest	946

Total investment income	4,944,226

Expenses:
Management fee	2,123,777
Shareholder servicing	1,025,523
Fund administration	113,268
Professional	43,353
Reports to shareholders	32,139
Custody	23,418
Directors’ fees	9,199
Other	5,262

Gross expenses	3,375,939
Expense reductions (See Note 7)	(206)
Management fee waived (See Note 3)	(119,276)

Net expenses	3,256,457

Net investment income	1,687,769

Net realized and unrealized gain:
Net realized gain on investments	9,634,275
Net change in unrealized appreciation/depreciation on investments	16,281,648

Net realized and unrealized gain	25,915,923

Net Increase in Net Assets Resulting From Operations	$27,603,692

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$1,687,769	$491,499
Net realized gain on investments	9,634,275	9,086,392
Net change in unrealized appreciation/depreciation on investments	16,281,648	(16,056,138)

Net increase (decrease) in net assets resulting from operations	27,603,692	(6,478,247)

Distributions to shareholders from:
Net investment income	(1,690,014)	(506,706)
Net realized gain	(4,785,192)	(8,233,617)

Total distributions to shareholders	(6,475,206)	(8,740,323)

Capital share transactions (See Note 11):
Proceeds from sales of shares	84,892,836	136,801,941
Reinvestment of distributions	6,475,206	8,740,323
Cost of shares reacquired	(44,946,236)	(41,259,296)

Net increase in net assets resulting from capital share transactions	46,421,806	104,282,968

Net increase in net assets	67,550,292	89,064,398

NET ASSETS:
Beginning of year	$246,471,344	$157,406,946

End of year	$314,021,636	$246,471,344

Distributions in excess of net investment income	$(14,922)	$(9,439)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$16.26	$17.66	$14.88	$11.83	$16.84

Investment operations:
Net investment income(a)	.10	.04	.05	.03	.08
Net realized and unrealized gain (loss)	1.63	(.84)	2.78	3.04	(4.92)

Total from investment operations	1.73	(.80)	2.83	3.07	(4.84)

Distributions to shareholders from:
Net investment income	(.10)	(.03)	(.05)	(.02)	(.08)
Net realized gain	(.28)	(.57)	–	–	(.09)

Total distributions	(.38)	(.60)	(.05)	(.02)	(.17)

Net asset value, end of year	$17.61	$16.26	$17.66	$14.88	$11.83

Total Return(b)	10.58%	(4.49)%	19.03%	25.97%	(28.67)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.19%	1.20%	1.23%	1.26%	1.27%

Net investment income	.60%	.25%	.33%	.22%	.56%

Supplemental Data:

Net assets, end of year (000)	$314,022	$246,471	$157,407	$107,769	$76,884

Portfolio turnover rate	78.16%	55.92%	73.39%	85.09%	81.82%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2009 through December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

15

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$299,427	$–	$ –	$299,427
Repurchase Agreement	–	15,070	–	15,070

Total	$299,427	$15,070	$ –	$314,497

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, was at an annualized rate of .71% of the Fund’s average daily net assets.

16

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2012, and continuing through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.15%. This agreement may be terminated only upon approval of the Board.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $991,096 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$1,689,398	$491,955
Net long-term capital gains	4,785,808	8,248,368

Total distributions paid	$6,475,206	$8,740,323

17

Notes to Financial Statements (continued)

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$2,601,297

Total undistributed earnings	$2,601,297
Temporary differences	(106,564)
Unrealized gains – net	25,922,172

Total accumulated gains – net	$28,416,905

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $91,642 during fiscal 2012.

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$288,575,177

Gross unrealized gain	31,214,494
Gross unrealized loss	(5,292,322)

Net unrealized security gain	$25,922,172

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain

$(3,238)	$3,238

The permanent differences are attributable to the tax treatment of foreign currency transactions, certain distributions and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$245,168,417	$214,331,949

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in

18

Notes to Financial Statements (continued)

Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

19

Notes to Financial Statements (concluded)

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	4,893,771	8,084,396
Reinvestment of distributions	365,168	542,204
Shares reacquired	(2,580,069)	(2,386,772)

Increase	2,678,670	6,239,828

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Fundamental Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Equity Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

21

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was below the median of the performance universe for the nine-month period, slightly below the median for the one-year and three-year periods, and above the median for the five-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy,

27

and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also considered the steps Lord Abbett had taken or was taking to improve investment performance of the Fund.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was slightly above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

28

The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2012, $4,785,808 represents long-term capital gains.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Fundamental Equity Portfolio	SFFE-PORT-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Growth and
Income Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — Growth and Income Portfolio
Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Growth and Income Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 12.09%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 17.51% over the same period.

          Although most U.S. equity indexes posted a double-digit return, the 12-month period was a challenging and volatile environment for active managers. The market rose during the first quarter of the fiscal year, as strong employment reports and increased housing activity provided evidence of an improving economy. Unfortunately, the risk-off environment returned during the second quarter of 2012, and the Fund’s cyclical positioning resulted in underperformance. Macroeconomic concerns about Europe and the slowdown of China’s economy caused investors to favor defensive sectors and dividend-paying stocks during this risk-off period. The stock market resumed its rise during the latter part of the year. Although there was significant volatility in the U.S. equity market following the presidential election and surrounding the “fiscal cliff” discussions in Washington, economic reports during the fourth quarter, particularly those related to housing and employment, were generally supportive of continued economic growth. The volatile, macro-dominated environment that prevailed during the 12-month period was not favorable to our value-oriented, bottom-up, fundamental approach.

          Stock selection within the financials and industrials sectors detracted the most

1

from the Fund’s relative performance during the period. Within financials, an underweight position in Bank of America Corp. detracted from the Fund’s relative performance, as the stock was a top performer during the period. Shares of the firm rallied off of a low valuation as the company improved capital ratios and cut expenses, while also benefiting from a strengthening housing market. Meanwhile, shares of PNC Financial Services Group, Inc., a diversified financial services company, fell in the fourth quarter as a result of lower-than-expected returns due to a decline in the company’s net interest margin and higher operating costs. Within industrials, shares of CSX Corp., a supplier of rail freight transportation, also fell, as fourth quarter earnings estimates were reduced due to weakening coal demand and the negative impact of super-storm Sandy.

          Contributing to the Fund’s relative performance was stock selection within the health care and materials sectors. Within health care, shares of Onyx Pharmaceuticals, Inc., a biopharmaceutical company, rallied after the Food and Drug Administration approved and the company launched Kyprolis, a drug for multiple myeloma. In addition, shares of Thermo Fisher Scientific, Inc., a provider of medical equipment, benefited from strong organic growth in all regions and the company’s announcement of its first quarterly cash dividend payment. Within materials, shares of PPG Industries, Inc., a manufacturer of protective and decorative paints and coatings, rose after the company announced the acquisition of AkzoNobel’s North American paints unit, which is expected to increase PPG Industries’ presence in the paint market.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities.

2

Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class VC	12.09%	-1.35%	5.62%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 - 12/31/12

Class VC
Actual	$1,000.00	$1,068.80	$4.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.55	$4.62

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	10.38%
Consumer Staples	6.43%
Energy	14.82%
Financials	26.60%
Health Care	18.48%
Industrials	3.71%
Information Technology	8.60%
Materials	3.10%
Telecommunication Services	3.41%
Utilities	4.34%
Short-Term Investment	0.13%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 99.62%

Aerospace & Defense 0.43%
United Technologies Corp.	50,997	$4,182

Automobiles 1.47%
Ford Motor Co.	1,094,954	14,180

Beverages 1.00%
Coca-Cola Co. (The)	266,300	9,653

Biotechnology 3.31%
Celgene Corp.*	242,822	19,115
Gilead Sciences, Inc.*	38,000	2,791
Onyx Pharmaceuticals, Inc.*	133,151	10,057

Total		31,963

Capital Markets 1.56%
Franklin Resources, Inc.	119,400	15,009

Chemicals 1.82%
Ashland, Inc.	92,000	7,398
Celanese Corp. Series A	55,000	2,449
E.I. du Pont de Nemours & Co.	65,000	2,923
PPG Industries, Inc.	35,600	4,818

Total		17,588

Commercial Banks 7.68%
BB&T Corp.	154,300	4,492
Fifth Third Bancorp	637,800	9,688
M&T Bank Corp.	83,879	8,260
PNC Financial Services Group, Inc. (The)	189,469	11,048
SunTrust Banks, Inc.	350,668	9,941
U.S. Bancorp	439,800	14,047
Wells Fargo & Co.	485,573	16,597

Total		74,073

Communications Equipment 0.34%
QUALCOMM, Inc.	52,700	3,268

Investments	Shares	Fair Value (000)

Computers & Peripherals 1.61%
EMC Corp.*	240,000	$6,072
NCR Corp.*	370,400	9,438

Total		15,510

Construction & Engineering 0.96%
Jacobs Engineering Group, Inc.*	218,000	9,280

Consumer Finance 2.36%
Capital One Financial Corp.	393,823	22,814

Diversified Financial Services 5.93%
Bank of America Corp.	1,038,100	12,042
Citigroup, Inc.	640,900	25,354
JPMorgan Chase & Co.	450,200	19,795

Total		57,191

Diversified Telecommunication Services 3.40%
AT&T, Inc.	507,100	17,095
Verizon Communications, Inc.	363,400	15,724

Total		32,819

Electric: Utilities 2.85%
Duke Energy Corp.	144,700	9,232
Edison International	74,200	3,353
NextEra Energy, Inc.	124,800	8,635
Xcel Energy, Inc.	233,900	6,247

Total		27,467

Electrical Equipment 1.70%
Eaton Corp. plc (Ireland)(a)	302,060	16,372

Electronic Equipment, Instruments & Components 1.05%
Arrow Electronics, Inc.*	265,000	10,091

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Energy Equipment & Services 4.23%
Cameron International Corp.*	96,900	$5,471
Ensco plc Class A (United Kingdom)(a)	71,853	4,260
Halliburton Co.	536,300	18,604
Helmerich & Payne, Inc.	40,669	2,278
Schlumberger Ltd.	146,892	10,178

Total		40,791

Food & Staples Retailing 0.68%
CVS Caremark Corp.	136,400	6,595

Food Products 4.72%
Archer Daniels Midland Co.	274,400	7,516
Bunge Ltd.	192,800	14,015
H.J. Heinz Co.	131,200	7,567
Kraft Foods Group, Inc.	149,321	6,790
Mondelez International, Inc. Class A	380,463	9,690

Total		45,578

Health Care Equipment & Supplies 1.47%
Covidien plc (Ireland)(a)	245,000	14,146

Health Care Providers & Services 6.66%
CIGNA Corp.	277,926	14,858
DaVita HealthCare Partners, Inc.*	92,117	10,182
Express Scripts Holding Co.*	301,504	16,281
Humana, Inc.	152,100	10,438
Laboratory Corp. of America Holdings*	144,700	12,534

Total		64,293

Information Technology Services 1.17%
Alliance Data Systems Corp.*	77,900	11,277

Investments	Shares	Fair Value (000)

Insurance 8.16%
ACE Ltd. (Switzerland)(a)	191,100	$15,250
Allstate Corp. (The)	166,600	6,692
Berkshire Hathaway, Inc. Class B*	223,726	20,068
Marsh & McLennan Cos., Inc.	240,693	8,297
Prudential Financial, Inc.	234,800	12,522
Travelers Cos., Inc. (The)	220,707	15,851

Total		78,680

Internet Software & Services 1.60%
eBay, Inc.*	302,243	15,420

Life Sciences Tools & Services 2.32%
Thermo Fisher Scientific, Inc.	351,500	22,419

Media 4.21%
Comcast Corp. Class A	370,102	13,834
Time Warner, Inc.	321,400	15,373
Walt Disney Co. (The)	228,174	11,361

Total		40,568

Multi-Line Retail 2.63%
Macy’s, Inc.	294,700	11,499
Target Corp.	233,745	13,831

Total		25,330

Multi-Utilities 1.48%
Dominion Resources, Inc.	134,600	6,972
PG&E Corp.	182,700	7,341

Total		14,313

Oil, Gas & Consumable Fuels 10.56%
Anadarko Petroleum Corp.	201,700	14,988
Devon Energy Corp.	100,900	5,251
EOG Resources, Inc.	71,700	8,661
Exxon Mobil Corp.	296,799	25,688
Imperial Oil Ltd. (Canada)(a)	78,916	3,393
Kinder Morgan, Inc.	254,700	8,999
Noble Energy, Inc.	110,800	11,273

8	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2012

Investments	Shares	Fair Value (000)

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	137,400	$10,526
Range Resources Corp.	82,327	5,173
Valero Energy Corp.	231,600	7,902

Total		101,854

Paper & Forest Products 1.27%
International Paper Co.	308,083	12,274

Pharmaceuticals 4.67%
Eli Lilly & Co.	418,200	20,626
Teva Pharmaceutical Industries Ltd. ADR	316,167	11,806
Watson Pharmaceuticals, Inc.*	146,574	12,605

Total		45,037

Real Estate Investment Trusts 0.65%
Vornado Realty Trust	78,200	6,262

Real Estate Management & Development 0.20%
Realogy Holdings Corp.*	46,100	1,934

Road & Rail 0.61%
CSX Corp.	298,526	5,890

Semiconductors & Semiconductor Equipment 1.47%
Altera Corp.	94,100	3,241
Broadcom Corp. Class A	330,900	10,989

Total		14,230

Software 1.34%
Microsoft Corp.	483,300	12,919

Specialty Retail 2.05%
Bed Bath & Beyond, Inc.*	81,000	4,529
Home Depot, Inc. (The)	246,900	15,271

Total		19,800

Total Common Stocks
(cost $867,367,920)		961,070

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 0.13%

Repurchase Agreement
Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $1,110,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $1,240,425; proceeds: $1,211,143 (cost $1,211,143)	$1,211	$1,211

Total Investments in Securities 99.75% (cost $868,579,063)		962,281

Other Assets in Excess of Liabilities 0.25%		2,422

Net Assets 100.00%		$964,703

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $868,579,063)	$962,280,981

Receivables:
Interest and dividends	716,832
Investment securities sold	679,891
Capital shares sold	2,913,805
Prepaid expenses	7,188

Total assets	966,598,697

LIABILITIES:
Payables:
Capital shares reacquired	483,951
Management fee	407,823
Directors’ fees	185,794
Fund administration	32,626
Accrued expenses	785,144

Total liabilities	1,895,338

NET ASSETS	$964,703,359

COMPOSITION OF NET ASSETS:
Paid-in capital	$1,259,447,729
Distributions in excess of net investment income	(183,874)
Accumulated net realized loss on investments	(388,262,397)
Net unrealized appreciation on investments	93,701,901

Net Assets	$964,703,359

Outstanding Shares ($200 million shares of common stock authorized, $.001 par value)	39,223,724
Net asset value, offering and redemption price per share (Net asset divided by outstanding shares)	$24.59

10	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $130,028)	$18,510,774
Interest	1,089

Total investment income	18,511,863

Expenses:
Management fee	4,998,278
Shareholder servicing	3,513,929
Fund administration	400,620
Reports to shareholders	88,166
Professional	59,419
Directors’ fees	33,621
Custody	26,301
Other	22,085

Gross expenses	9,142,419
Expense reductions (See Note 7)	(727)

Net expenses	9,141,692

Net investment income	9,370,171

Net realized and unrealized gain:
Net realized gain on investments	45,800,355
Net change in unrealized appreciation/depreciation on investments	59,791,387

Net realized and unrealized gain	105,591,742

Net Increase in Net Assets Resulting From Operations	$114,961,913

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$9,370,171	$7,683,215
Net realized gain on investments	45,800,355	146,602,547
Net change in unrealized appreciation/depreciation on investments	59,791,387	(219,105,362)

Net increase (decrease) in net assets resulting from operations	114,961,913	(64,819,600)

Distributions to shareholders from:
Net investment income	(9,370,990)	(7,754,051)

Capital share transactions (See Note 11):
Proceeds from sales of shares	27,530,175	43,655,104
Reinvestment of distributions	9,370,990	7,754,051
Cost of shares reacquired	(171,383,310)	(159,125,511)

Net decrease in net assets resulting from capital share transactions	(134,482,145)	(107,716,356)

Net decrease in net assets	(28,891,222)	(180,290,007)

NET ASSETS:
Beginning of year	$993,594,581	$1,173,884,588

End of year	$964,703,359	$993,594,581

Distributions in excess of net investment income	$(183,874)	$(170,423)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31

	2012	2011	2010	2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$22.15	$23.77	$20.35	$17.27		$27.91

Investment operations:
Net investment income(a)	.22	.16	.12	.17		.35
Net realized and unrealized gain (loss)	2.46	(1.61)	3.42	3.10		(10.55)

Total from investment operations	2.68	(1.45)	3.54	3.27		(10.20)

Distributions to shareholders from:
Net investment income	(.24)	(.17)	(.12)	(.19)		(.36)
Net realized gain	–	–	–	–		(.08)

Total distributions	(.24)	(.17)	(.12)	(.19)		(.44)

Net asset value, end of year	$24.59	$22.15	$23.77	$20.35		$17.27

Total Return(b)	12.09%	(6.08)%	17.41%	18.90%		(36.42)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.91%	.92%	.92%	.93%		.90%
Expenses, excluding expense reductions	.91%	.92%	.92%	.93%		.90%
Net investment income	.94%	.70%	.54%	.95%		1.51%
Supplemental Data:

Net assets, end of year (000)	$964,703	$993,595	$1,173,885	$1,106,957		$1,490,095
Portfolio turnover rate	72.59%	70.69%	55.80%	71.71	%(c)	113.29%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemption in-kind transactions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2009 through December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

15

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$961,070	$–	$–	$961,070
Repurchase Agreement	–	1,211	–	1,211

Total	$961,070	$1,211	$–	$962,281

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2012, the effective management fee was at an annualized rate of ..50% of the Fund’s average daily net assets.

16

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $3,432,627 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$9,370,990	$7,754,051

Total distributions paid	$9,370,990	$7,754,051

As of December 31, 2012, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$1,920

Total undistributed earnings	$1,920
Capital loss carryforwards*	(385,013,438)
Temporary differences	(822,469)
Unrealized gains – net	91,089,617

Total accumulated losses – net	$(294,744,370)

*	As of December 31, 2012, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total

$2,867,830	$382,145,608	$385,013,438

17

Notes to Financial Statements (continued)

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $636,675 during fiscal 2012.

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$871,191,347

Gross unrealized gain	108,152,274
Gross unrealized loss	(17,062,640)

Net unrealized security gain	$91,089,634

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss

$(12,632)	$12,632

The permanent differences are attributable to the tax treatment of certain distributions received and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$717,486,987	$845,752,159

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

18

Notes to Financial Statements (continued)

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

19

Notes to Financial Statements (concluded)

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	1,159,583	1,914,548
Reinvestment of distributions	375,591	352,778
Shares reacquired	(7,162,408)	(6,802,549)

Decrease	(5,627,234)	(4,535,223)

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

21

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990 Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Co. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of of two groups of funds, one within the same investment classification/objective and the other within a second investment/classification objective selected by Lord Abbett (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was below the median of the performance universe for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy,

27

and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also considered the steps Lord Abbett had taken or was taking to improve investment performance of the Fund.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was approximately the same as the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

28

The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth and Income Portfolio	LASFGI-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Growth
Opportunities Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — Growth Opportunities Portfolio
Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 14.10%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 15.81% over the same period.

          During the 12-month period, equity markets shuffled through changing interpretations of the same unsettling concerns: what would be the outcome of the precarious budgetary situation in Europe, and would the U.S. Federal Reserve (U.S. Fed) continue to provide quantitative support for the economy?

          In the first quarter of 2012, equity markets proved their resiliency, marking notable gains on an improvement in the economic outlook for the United States that began to surface in the last month of 2011. Unemployment claims dropped to their lowest point in three-and-a-half years, while investments made by businesses strengthened. In May 2012, however, markets once again came under pressure from a rising tide of anxiety regarding the European debt crisis. Fearing the demise of the European Union, European Central Bank president Mario Draghi made a pledge to keep the eurozone solvent and the U.S. Fed announced a third round of quantitative easing.

          The fourth quarter began with equity markets moving lower on Middle East tensions and political uncertainty surrounding the presidential election in the United States. By mid-December, much of this pressure had eased, and equity markets reversed course, trending upward through the end of the quarter. Despite the Fund having positive absolute performance for the year, it lagged the index. Security-specific issues within the health care and industrials sectors were the most notable detractors from relative Fund performance.

          The Fund’s underweight and security selection within the health care sector detracted from relative Fund performance during the period. Within the sector, Vertex Pharmaceuticals, a biopharmaceutical company that develops drugs used to treat serious diseases globally, detracted from relative Fund performance, as the company has seen patients defer treatment in anticipation of more effective drugs slated to become available. MEDNAX, Inc., which provides pediatric services within the United States and Puerto Rico, saw its shares decline early in the period. The company was downgraded as government initiatives to reduce premature births were considered likely to reduce sales going forward.

          Within the industrials sector, security selection detracted from relative Fund performance. Expeditors International of Washington, Inc., which provides logistics and services to businesses shipping within the United States and internationally, saw its shares fall during the period after estimates were reduced due to softness in the air freight business. Shares of Joy Global, Inc., which manufactures and services equipment used to extract oil and other commodities, also fell during the period after management provided weak guidance for the year on concerns that the global economy had not yet stabilized.

          Security selection within the financials sector contributed the most to relative Fund performance during the period. Shares of Discover Financial Services, known for the Discover card-branded credit cards, contributed to relative Fund performance within the sector; credit card stocks have been bolstered by stronger than expected consumer spending. Credit ratings agency Moody’s Corporation also contributed to relative Fund performance, as strengthening global bond issuance contributed to rising revenues during the period.

          Within the consumer staples sector, the Fund’s underweight and security selection were also a contributors to relative Fund performance during the period. The natural foods supermarket chain Whole Foods Market, Inc. saw its shares rise throughout the period, as sales, most notably same-store sales, continued to grow at a rapid pace. Shares of Green Mountain Coffee Roasters, Inc., known for its Kuerig brand single-cup coffee pot, also contributed to relative Fund performance after the company surprised the market with an impressive fourth quarter earnings report; sales of the company’s proprietary brewers and coffee grew much faster than anticipated.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2012

	1 Year	5 Years	Life of Class
Class VC2	14.10%	2.55%	7.79%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2003.
2 The Class VC shares commenced operations and performance for the Class began on May 1, 2003.

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 – 12/31/12

Class VC
Actual	$1,000.00	$1,039.80	$6.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.09

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	24.38%
Consumer Staples	3.38%
Energy	6.94%
Financials	9.95%
Health Care	12.13%
Industrials	13.03%
Information Technology	20.01%
Materials	6.58%
Telecommunication Services	1.81%
Short-Term Investment	1.79%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments
December 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 98.46%

Aerospace & Defense 1.08%
B/E Aerospace, Inc.*	19,575	$967

Auto Components 1.47%
BorgWarner, Inc.*	18,397	1,318

Automobiles 1.39%
Harley-Davidson, Inc.	25,481	1,244

Beverages 1.02%
Dr. Pepper Snapple Group, Inc.	20,653	912

Biotechnology 2.42%
ARIAD Pharmaceuticals, Inc.*	22,869	439
Incyte Corp.*	26,392	438
Onyx Pharmaceuticals, Inc.*	7,405	559
Vertex Pharmaceuticals, Inc.*	17,427	731

Total		2,167

Building Products 0.78%
Lennox International, Inc.	13,236	695

Capital Markets 2.13%
Affiliated Managers Group, Inc.*	9,047	1,178
Eaton Vance Corp.	22,741	724

Total		1,902

Chemicals 4.65%
Airgas, Inc.	4,958	452
Ashland, Inc.	13,640	1,097
Celanese Corp. Series A	20,159	898
CF Industries Holdings, Inc.	2,611	530
FMC Corp.	20,094	1,176

Total		4,153

Commercial Banks 0.75%
Signature Bank*	9,391	670

Communications Equipment 1.51%
Ciena Corp.*	16,798	264
F5 Networks, Inc.*	6,796	660
Riverbed Technology, Inc.*	21,700	428

Total		1,352

Investments	Shares	Fair Value (000)

Computers & Peripherals 2.51%
NCR Corp.*	42,513	$1,083
NetApp, Inc.*	34,654	1,163

Total		2,246

Construction Materials 0.56%
Vulcan Materials Co.	9,563	498

Containers & Packaging 1.39%
Berry Plastics Group, Inc.*	23,493	378
Rock-Tenn Co. Class A	12,375	865

Total		1,243

Diversified Financial Services 2.58%
IntercontinentalExchange, Inc.*	9,083	1,124
Moody’s Corp.	23,482	1,182

Total		2,306

Electrical Equipment 3.65%
AMETEK, Inc.	38,924	1,462
Eaton Corp. plc (Ireland)(a)	15,174	823
Rockwell Automation, Inc.	11,606	975

Total		3,260

Electronic Equipment, Instruments & Components 0.89%
Jabil Circuit, Inc.	41,065	792

Energy Equipment & Services 4.78%
Atwood Oceanics, Inc.*	17,018	779
Cameron International Corp.*	15,869	896
FMC Technologies, Inc.*	19,135	820
Helmerich & Payne, Inc.	15,212	852
Oceaneering International, Inc.	17,174	924

Total		4,271

Food & Staples Retailing 1.45%
Whole Foods Market, Inc.	14,153	1,293

Food Products 0.50%
Green Mountain Coffee Roasters, Inc.*	10,904	451

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Health Care Equipment & Supplies 2.03%
Hologic, Inc.*	43,462	$870
IDEXX Laboratories, Inc.*	10,159	943

Total		1,813

Health Care Providers & Services 3.79%
Catamaran Corp.*	25,309	1,192
DaVita HealthCare Partners, Inc.*	9,000	995
Henry Schein, Inc.*	10,573	851
Team Health Holdings, Inc.*	12,031	346

Total		3,384

Hotels, Restaurants & Leisure 3.70%
Marriott International, Inc. Class A	17,305	645
Panera Bread Co. Class A*	4,951	786
Starwood Hotels & Resorts Worldwide, Inc.	15,256	875
Wynn Resorts Ltd.	8,889	1,000

Total		3,306

Household Durables 0.44%
Mohawk Industries, Inc.*	4,403	398

Household Products 0.42%
Clorox Co. (The)	5,139	376

Information Technology Services 2.51%
Alliance Data Systems Corp.*	7,110	1,029
Teradata Corp.*	19,568	1,211

Total		2,240

Insurance 1.51%
Endurance Specialty Holdings Ltd.	18,295	726
Hartford Financial Services Group, Inc. (The)	27,868	625

Total		1,351

Internet & Catalog Retail 0.91%
Expedia, Inc.	13,192	811

Investments	Shares	Fair Value (000)

Internet Software & Services 1.85%
IAC/InterActiveCorp.	9,679	$457
LinkedIn Corp. Class A*	4,179	480
VeriSign, Inc.*	18,518	719

Total		1,656

Life Sciences Tools & Services 1.85%
Agilent Technologies, Inc.	40,319	1,651

Machinery 2.63%
Flowserve Corp.	5,441	799
IDEX Corp.	22,741	1,058
SPX Corp.	6,989	490

Total		2,347

Media 1.24%
Discovery Communications, Inc. Class A*	17,405	1,105

Multi-Line Retail 1.89%
Dollar General Corp.*	15,404	679
Macy’s, Inc.	25,943	1,012

Total		1,691

Oil, Gas & Consumable Fuels 2.18%
Concho Resources, Inc.*	12,295	990
Continental Resources, Inc.*	7,169	527
Range Resources Corp.	6,838	430

Total		1,947

Pharmaceuticals 2.07%
Perrigo Co.	4,329	450
Watson Pharmaceuticals, Inc.*	16,284	1,401

Total		1,851

Professional Services 0.91%
IHS, Inc. Class A*	6,479	622
Robert Half International, Inc.	5,927	189

Total		811

Real Estate Investment Trusts 1.23%
Weyerhaeuser Co.	39,634	1,103

8	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2012

Investments	Shares	Fair Value (000)

Real Estate Management & Development 1.77%
CBRE Group, Inc. Class A*	61,987	$1,233
Realogy Holdings Corp.*	8,356	351

Total		1,584

Road & Rail 2.46%
Hertz Global Holdings, Inc.*	50,865	828
Kansas City Southern	16,425	1,371

Total		2,199

Semiconductors & Semiconductor Equipment 4.56%
Altera Corp.	22,650	780
Analog Devices, Inc.	18,506	778
Avago Technologies Ltd. (Singapore)(a)	27,766	879
NVIDIA Corp.	29,061	357
Skyworks Solutions, Inc.*	19,260	391
Xilinx, Inc.	24,872	893

Total		4,078

Software 6.23%
ANSYS, Inc.*	11,041	743
Citrix Systems, Inc.*	18,588	1,222
Concur Technologies, Inc.*	3,358	227
Fortinet, Inc.*	24,333	513
MICROS Systems, Inc.*	23,154	983
Red Hat, Inc.*	22,761	1,205
TIBCO Software, Inc.*	30,525	672

Total		5,565

Specialty Retail 9.66%
AutoZone, Inc.*	2,020	716
Bed Bath & Beyond, Inc.*	20,773	1,161
Dick’s Sporting Goods, Inc.	22,345	1,017
DSW, Inc. Class A	12,217	803
GNC Holdings, Inc. Class A	10,180	339
Limited Brands, Inc.	17,878	841
Ross Stores, Inc.	15,926	862
Tiffany & Co.	8,845	507
Tractor Supply Co.	11,568	1,022

Investments	Shares	Fair Value (000)

Urban Outfitters, Inc.*	25,913	$1,020
Williams-Sonoma, Inc.	7,849	344

Total		8,632

Textiles, Apparel & Luxury Goods 3.74%
Hanesbrands, Inc.*	19,575	701
Ralph Lauren Corp.	5,831	874
Under Armour, Inc. Class A*	11,294	548
VF Corp.	8,109	1,225

Total		3,348

Trading Companies & Distributors 1.56%
W.W. Grainger, Inc.	6,892	1,395

Wireless Telecommunication Services 1.81%
SBA Communications Corp. Class A*	22,848	1,623

Total Common Stocks (cost $80,448,790)		88,005

	Principal Amount (000)

SHORT-TERM INVESTMENT 1.80%

Repurchase Agreement
Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $1,470,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $1,642,725; proceeds: $1,605,696 (cost $1,605,695)	$1,606	1,606

Total Investments in Securities 100.26% (cost $82,054,485)		89,611

Liabilities in Excess of Other Assets (0.26)%		(235)

Net Assets 100.00%		$89,376

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $82,054,485)	$89,610,673
Receivables:
Investment securities sold	160,122
Capital shares sold	113,511
Interest and dividends	26,531
From advisor (See Note 3)	15,774
Prepaid expenses and other assets	195

Total assets	89,926,806

LIABILITIES:
Payables:
Investment securities purchased	278,008
Capital shares reacquired	62,177
Management fee	59,428
Directors’ fees	11,078
Fund administration	2,971
Accrued expenses and other liabilities	137,568

Total liabilities	551,230

NET ASSETS	$89,375,576

COMPOSITION OF NET ASSETS:
Paid-in capital	$82,249,715
Accumulated net investment loss	(11,078)
Accumulated net realized loss on investments	(419,249)
Net unrealized appreciation on investments	7,556,188

Net Assets	$89,375,576

Outstanding shares (50 million shares of common stock authorized, $.001 per share)	6,778,145
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.19

10	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $688)	$996,729
Interest	60

Total investment income	996,789

Expenses:
Management fee	737,983
Shareholder servicing	341,015
Professional	41,578
Fund administration	36,899
Reports to shareholders	32,272
Custody	13,882
Directors’ fees	3,101
Other	2,206

Gross expenses	1,208,936
Expense reductions (See Note 7)	(67)
Management fee waived (See Note 3)	(101,895)

Net expenses	1,106,974

Net investment loss	(110,185)

Net realized and unrealized gain:
Net realized gain on investments	4,938,979
Net change in unrealized appreciation/depreciation on investments	7,647,302

Net realized and unrealized gain	12,586,281

Net Increase in Net Assets Resulting From Operations	$12,476,096

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment loss	$(110,185)	$(443,022)
Net realized gain on investments	4,938,979	17,306,904
Net change in unrealized appreciation/depreciation on investments	7,647,302	(26,469,745)

Net increase (decrease) in net assets resulting from operations	12,476,096	(9,605,863)

Distributions to shareholders from:

Net realized gains	(4,937,872)	(21,511,927)

Capital share transactions (See Note 11):
Proceeds from sales of shares	8,847,750	13,856,389
Reinvestment of distributions	4,937,872	21,511,927
Cost of shares reacquired	(21,364,143)	(24,510,669)

Net increase (decrease) in net assets resulting from capital share transactions	(7,578,521)	10,857,647

Net decrease in net assets	(40,297)	(20,260,143)

NET ASSETS:
Beginning of year	$89,415,873	$109,676,016

End of year	$89,375,576	$89,415,873

Accumulated net investment loss	$(11,078)	$(9,531)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.23	$17.58	$14.38	$9.88	$16.34

Investment operations:
Net investment loss(a)	(.02)	(.07)	(.03)	(.03)	(.06)
Net realized and unrealized gain (loss)	1.75	(1.64)	3.33	4.53	(6.20)

Total from investment operations	1.73	(1.71)	3.30	4.50	(6.26)

Distributions to shareholders from:
Net realized gain	(.77)	(3.64)	(.10)	–	(.20)

Net asset value, end of year	$13.19	$12.23	$17.58	$14.38	$9.88

Total Return(b)	14.10%	(10.05)%	22.92%	45.55%	(38.24)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.31%	1.28%	1.26%	1.33%	1.35%

Net investment loss	(.12)%	(.43)%	(.21)%	(.30)%	(.43)%

Supplemental Data:

Net assets, end of year (000)	$89,376	$89,416	$109,676	$107,098	$74,912
Portfolio turnover rate	138.33%	116.06%	112.24%	83.55%	125.21%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2009 through December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

15

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$88,005	$–	$–	$88,005
Repurchase Agreement	–	1,606	–	1,606

Total	$88,005	$1,606	$–	$89,611

* See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, was at an annualized rate of .69% of the Fund’s average daily net assets.

16

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2012, and continuing through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.20%. This agreement may be terminated only upon approval of the Board.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $322,867 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$–	$5,858,936
Net long-term capital gains	4,937,872	15,652,991

Total distributions paid	$4,937,872	$21,511,927

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Temporary differences	$(11,078)
Unrealized gains – net	7,136,939

Total accumulated gains – net	$7,125,861

17

Notes to Financial Statements (continued)

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$82,473,734

Gross unrealized gain	9,425,503
Gross unrealized loss	(2,288,564)

Net unrealized security gain	$7,136,939

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital

$108,638	$223,445	$(332,083)

The permanent differences are primarily attributable to the tax treatment of certain distributions and net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$126,653,966	$140,342,681

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

18

Notes to Financial Statements (concluded)

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	651,783	861,688
Reinvestment of distributions	371,622	1,672,393
Shares reacquired	(1,557,277)	(1,459,052)

Increase (decrease)	(533,872)	1,075,029

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was above the median of the performance universe for the nine-month, one-year and five-year periods and below the median for the three-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management

26

personnel. The Board also considered the steps Lord Abbett had taken or was taking to improve investment performance of the Fund.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was slightly above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

27

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distributions paid to shareholders during the fiscal year ended December 31, 2012, $4,937,872 represents long-term capital gains.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Growth Opportunities Portfolio	LASFGO-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—International
Core Equity Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — International Core Equity Portfolio
Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — International Core Equity Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 15.13%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,1 which returned 17.90% over the same period.

          Global equity markets continued to be volatile during the 12-month period. The year started strong as investors were encouraged by European Central Bank (ECB) moves to inject liquidity and similar promises from Japanese policymakers. Double-digit returns in most major markets were short-lived as fears about the financial stability of Greece, Italy, and Spain returned in the second quarter. Markets reversed course yet again in July, when ECB president Mario Draghi pledged to do “whatever it takes” to protect the eurozone from collapse. With the worst-case scenario off the table in Europe, markets there surged. As the year came to a close, China was showing signs of recovery and most international markets showed double-digit returns for the period. Notable laggards were Spain, Portugal, Brazil, and Chile.

          Overall, stock selection was the primary reason for the Fund’s relative underperformance, particularly in the consumer discretionary and energy sectors. Within the consumer discretionary sector, a challenging advertising environment took a toll on shares of Seven West Media Ltd., an Australia-based media conglomerate. The company’s shares plummeted after it issued

1

a profit warning in April, as well as a capital raise. However, the company reevaluated its cost structure and outlined a plan to reduce debt and increase revenue in the latter half of the year; consequently, shares began to recover in the fourth quarter. In addition, shares of Hyundai Motor Co., a South Korea-based automobile manufacturer, dropped in early November. The U.S. Environmental Protection Agency discovered that the miles per gallon associated with listed fuel efficient vehicles, for both Hyundai and its affiliate Kia Motors, was overstated. Continued strength in the Korean won and weakness in the Japanese yen have also affected Hyundai’s shares. Within the energy sector, shares of YPF SA, an Argentina-based oil and gas company, suffered when the Argentine government followed through on a controversial expropriation of YPF shares.

          Contributing to the Fund’s relative performance was stock selection in the information technology and telecommunication sectors. Within the information technology sector, shares of ASUSteK Computer, Inc, a Taiwan-based manufacturer and distributor of computers, communication products, and consumer electronics, benefited from consistent strong performance during the period. Notable contributors to performance were notebook and tablet sales. In addition, shares of ASUSTeK were boosted by strong foreign exchange gains. Shares of Samsung Electronics Co., Ltd., a South Korea-based a consumer electronic company, were lifted by strong revenues in the IT and mobile division. Smartphone sales drove performance, led by the successful launch of the Galaxy S III in May 2012 and the Galaxy Note 2 in September. Within the telecommunication services sector, Telenor ASA, a Norway-based telecommunication, data, and media services provider, had strong mobile sales and performance in Norway and Sweden. New spectrum licenses were attained in India, a market with a great deal of growth potential.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

The MSCI EAFE Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to

2

non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) with Gross Dividends and the MSCI EAFE Index with Net Dividends, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Period Ended December 31, 2012
	1 Year	Life of Class
Class VC2	15.13%	2.70%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.
2 The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 - 12/31/12

Class VC
Actual	$1,000.00	$1,123.00	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.42

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	11.73%
Consumer Staples	9.72%
Energy	5.88%
Financials	26.27%
Health Care	6.46%
Industrials	12.63%
Information Technology	7.17%
Materials	9.44%
Telecommunication Services	4.78%
Utilities	3.73%
Short-Term Investment	2.19%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2012

Investments	Shares	U.S. $ Fair Value

LONG-TERM INVESTMENTS 97.74%

COMMON STOCKS 97.74%

Australia 1.82%

Beverages 0.64%
Coca-Cola Amatil Ltd.	4,550	$63,943

Construction & Engineering 0.63%
Leighton Holdings Ltd.	3,289	62,087

Media 0.55%
Seven West Media Ltd.	31,975	54,853

Total Australia		180,883

Belgium 0.74%

Beverages
Anheuser-Busch InBev NV	840	73,151

Canada 1.87%

Metals & Mining
Kinross Gold Corp.	15,100	146,772
Yamana Gold, Inc.	2,300	39,583

Total Canada		186,355

Chile 0.97%

Electric: Utilities
Enersis SA ADR	5,300	96,566

China 2.61%

Oil, Gas & Consumable Fuels 1.27%
Yanzhou Coal Mining Co., Ltd., H Shares	74,000	126,145

Real Estate Management & Development 1.34%
China Overseas Land & Investment Ltd.	44,000	133,779

Total China		259,924

France 6.88%

Aerospace & Defense 1.21%
Safran SA	2,774	120,134

Investments	Shares	U.S. $ Fair Value

Diversified Telecommunication Services 1.97%
Vivendi SA	8,672	$196,125

Electrical Equipment 1.19%
Schneider Electric SA	1,617	118,430

Food Products 0.97%
Danone SA	1,460	96,173

Insurance 1.54%
AXA SA	8,554	153,594

Total France		684,456

Germany 4.92%

Air Freight & Logistics 0.83%
Deutsche Post AG Registered Shares	3,754	82,684

Automobiles 1.23%
Daimler AG Registered Shares	2,217	122,058

Diversified Financial Services 1.40%
Deutsche Boerse AG	2,266	138,956

Health Care Providers & Services 0.68%
Fresenius SE & Co. KGaA	590	67,890

Software 0.78%
SAP AG	973	78,241

Total Germany		489,829

Hong Kong 3.49%

Chemicals 0.39%
Huabao International Holdings Ltd.	77,868	38,975

Hotels, Restaurants & Leisure 1.40%
SJM Holdings Ltd.	59,000	139,243

Real Estate Management & Development 0.92%
New World Development Co., Ltd.	58,000	91,824

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	U.S. $ Fair Value

Hong Kong (continued)

Water Utilities 0.78%
Guangdong Investment Ltd.	97,480	$77,207

Total Hong Kong		347,249

India 1.66%

Commercial Banks 1.32%
Axis Bank Ltd.	5,231	131,434

Information Technology Services 0.34%
Infosys Ltd. ADR	800	33,840

Total India		165,274

Indonesia 1.52%

Commercial Banks 0.57%
PT Bank Negara Indonesia (Persero) Tbk	147,394	56,807

Food Products 0.95%
PT Indofood Sukses Makmur Tbk	155,000	94,287

Total Indonesia		151,094

Italy 0.99%

Oil, Gas & Consumable Fuels
Eni SpA ADR	2,000	98,280

Japan 19.29%

Airlines 1.12%
Japan Airlines Co., Ltd.*	2,600	111,757

Automobiles 4.19%
Nissan Motor Co., Ltd.	16,900	160,362
Toyota Motor Corp.	5,500	256,829

		417,191

Chemicals 1.53%
Asahi Kasei Corp.	25,715	152,056

Commercial Banks 0.60%
Bank of Yokohama Ltd. (The)	12,855	59,771

Investments	Shares	U.S. $ Fair Value

Diversified Financial Services 1.58%
ORIX Corp.	1,394	$157,464

Electronic Equipment, Instruments & Components 2.87%
Hitachi Ltd.	30,500	179,477
Murata Manufacturing Co., Ltd.	1,800	106,185

		285,662

Machinery 0.79%
NSK Ltd.	11,000	78,272

Pharmaceuticals 1.49%
Shionogi & Co., Ltd.	8,900	148,308

Road & Rail 1.24%
East Japan Railway Co.	1,900	122,862

Tobacco 1.31%
Japan Tobacco, Inc.	4,600	129,947

Trading Companies & Distributors 1.24%
Sumitomo Corp.	9,600	123,166

Wireless Telecommunication Services 1.33%
KDDI Corp.	1,865	131,850

Total Japan		1,918,306

Mexico 1.00%

Construction & Engineering
Empresas ICA SAB de CV*	39,800	99,113

Netherlands 4.24%

Beverages 1.55%
Heineken Holding NV	2,803	154,341

Diversified Financial Services 1.77%
ING Groep NV CVA*	18,534	176,035

Food & Staples Retailing 0.92%
Koninklijke Ahold NV	6,823	91,490

Total Netherlands		421,866

8	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	U.S. $ Fair Value

New Zealand 1.62%

Construction Materials
Fletcher Building Ltd.	22,918	$160,868

Norway 6.46%

Biotechnology 0.96%
Algeta ASA*	3,400	95,233

Commercial Banks 1.53%
DnB NOR ASA	11,890	151,974

Diversified Telecommunication Services 1.48%
Telenor ASA	7,223	147,073

Energy Equipment & Services 0.96%
Ocean Rig UDW, Inc.*	6,400	95,808

Insurance 1.53%
Storebrand ASA*	31,087	152,465

Total Norway		642,553

Russia 1.65%

Oil, Gas & Consumable Fuels 0.69%
Gazprom OAO ADR	7,100	68,625

Road & Rail 0.96%
Globaltrans Investment plc GDR†	5,800	95,758

Total Russia		164,383

Singapore 0.63%

Commercial Banks
DBS Group Holdings Ltd.	5,096	62,561

South Korea 4.46%

Automobiles 1.15%
Hyundai Motor Co.	557	114,822

Commercial Banks 0.82%
DGB Financial Group, Inc.*	5,970	81,448

Investments	Shares	U.S. $ Fair Value

Semiconductors & Semiconductor Equipment 2.49%
Samsung Electronics Co., Ltd.	172	$247,129

Total South Korea		443,399

Spain 2.25%

Commercial Banks 1.01%
Banco Popular Espanol SA*	127,670	99,791

Insurance 1.24%
Mapfre SA	40,090	123,522

Total Spain		223,313

Sweden 0.73%

Commercial Banks
Swedbank AB A Shares	3,710	72,884

Switzerland 5.77%

Chemicals 1.10%
Syngenta AG Registered Shares	271	109,481

Electrical Equipment 1.08%
ABB Ltd. Registered Shares*	5,174	107,296

Food Products 0.47%
Nestle SA Registered Shares	720	46,975

Insurance 1.12%
Swiss Re Ltd.*	1,534	111,213

Pharmaceuticals 2.00%
Roche Holding Ltd. AG	984	198,946

Total Switzerland		573,911

Taiwan 0.68%

Semiconductors & Semiconductor Equipment
Siliconware Precision Industries Co. ADR	12,600	67,284

Thailand 0.92%

Commercial Banks
Bangkok Bank Public Co., Ltd.	13,270	91,040

See Notes to Financial Statements.	9

Schedule of Investments (concluded)
December 31, 2012

Investments	Shares	U.S. $ Fair Value

United Kingdom 19.96%

Airlines 0.74%
International Consolidated Airlines Group SA*	24,274	$73,608

Commercial Banks 4.15%
Barclays plc	44,533	193,450
HSBC Holdings plc ADR	1,321	70,106
Lloyds Banking Group plc*	187,655	149,541

		413,097

Construction & Engineering 0.60%
Balfour Beatty plc	13,338	60,034

Electric: Utilities 1.15%
SSE plc	4,915	114,343

Food Products 1.29%
Unilever plc	3,289	127,846

Household Durables 1.01%
Berkeley Group Holdings plc*	3,497	100,602

Insurance 1.52%
Prudential plc	10,560	150,663

Media 2.18%
British Sky Broadcasting Group plc	5,161	65,093
WPP plc*	10,413	152,125

		217,218

Metals & Mining 2.92%
Rio Tinto plc ADR	5,000	290,450

Multi-Utilities 0.83%
National Grid plc	7,217	82,775

Oil, Gas & Consumable Fuels 1.97%
Afren plc*	33,539	72,779
Tullow Oil plc	5,882	122,625

		195,404

Investments	Shares	U.S. $ Fair Value

Pharmaceuticals 0.72%
Shire plc	2,323	$71,458

Tobacco 0.88%
Imperial Tobacco Group plc	2,267	87,895

Total United Kingdom		1,985,393

United States 0.61%

Health Care Equipment & Supplies
ResMed, Inc.	1,450	60,276

Total Common Stocks (cost $8,849,793)		9,720,211

	Principal Amount (000)

SHORT-TERM INVESTMENT 2.19%

Repurchase Agreement
Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $200,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $223,500; proceeds: $217,269 (cost $217,269)	$217	217,269

Total Investments in Securities 99.93% (cost $9,067,062)		9,937,480

Foreign Cash and Other Assets in Excess of Liabilities. 0.07%		7,246

Net Assets 100%		$9,944,726

ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost, $9,067,062)	$9,937,480
Foreign cash, at value (cost $28,505)	28,516
Receivables:
Capital shares sold	37,353
From advisor (See Note 3)	14,001
Investment securities sold	13,001
Interest and dividends	3,605
Prepaid expenses	31

Total assets	10,033,987

LIABILITIES:
Payables:
Investment securities purchased	27,376
Management fee	6,064
Capital shares reacquired	565
Fund administration	323
Directors’ fees	144
Accrued expenses	54,789

Total liabilities	89,261

NET ASSETS	$9,944,726

COMPOSITION OF NET ASSETS:
Paid-in capital	$9,395,474
Distributions in excess of net investment income	(11,458)
Accumulated net realized loss on investments (net of foreign capital gains tax) and foreign currency related transactions	(309,813)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	870,523

Net Assets	$9,944,726

Outstanding shares (50 million shares of common stock authorized, $.001 par value)	649,479
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.31

See Notes to Financial Statements.	11

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $13,196)	$178,477
Interest	33

Total investment income	178,510

Expenses:
Custody	93,720
Management fee	45,988
Professional	43,486
Shareholder servicing	24,155
Reports to shareholders	16,421
Fund administration	2,453
Directors’ fees	181
Other	8,037

Gross expenses	234,441
Expense reductions (See Note 7)	(4)
Management fee waived and expenses reimbursed (See Note 3)	(181,091)

Net expenses	53,346

Net investment income	125,164

Net realized and unrealized gain (loss):
Net realized loss on investments (net of foreign capital gains tax) and foreign currency related transactions	(192,680)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,046,087

Net realized and unrealized gain	853,407

Net Increase in Net Assets Resulting From Operations	$978,571

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$125,164	$26,486
Net realized loss on investments (net of foreign capital gains tax) and foreign currency related transactions	(192,680)	(115,655)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,046,087	(214,500)

Net increase (decrease) in net assets resulting from operations	978,571	(303,669)

Distributions to shareholders from:
Net investment income	(134,052)	(28,171)

Capital share transactions (See Note 11):
Proceeds from sales of shares	6,049,470	3,178,683
Reinvestment of distributions	134,052	28,171
Cost of shares reacquired	(459,265)	(84,236)

Net increase in net assets resulting from capital share transactions	5,724,257	3,122,618

Net increase in net assets	6,568,776	2,790,778

NET ASSETS:
Beginning of year	$3,375,950	$585,172

End of year	$9,944,726	$3,375,950

Distributions in excess of net investment income	$(11,458)	$(1,331)

See Notes to Financial Statements.	13

Financial Highlights

	Year Ended		4/16/2010(a) to 12/31/2010

	12/31/2012	12/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$13.48	$15.72	$15.00

Investment operations:
Net investment income(b)			.01
Net realized and unrealized loss			(.37)

Total from investment operations			(.36)

Net asset value on, SEC Effective Date, 5/1/2010			$14.64

Investment operations:
Net investment income(b)	.29	.24	.10
Net realized and unrealized gain (loss)	1.75	(2.36)	1.04

Total from investment operations	2.04	(2.12)	1.14

Distributions to shareholders from:
Net investment income	(.21)	(.12)	(.06)

Net asset value, end of period	$15.31	$13.48	$15.72

Total Return(c)			5.20	%(d)(e)
Total Return(c)	15.13%	(13.47)%	7.79	%(d)(f)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87%	.87	%(g)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.87	%(g)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	3.81%	10.75%	63.34	%(g)
Net investment income	2.03%	1.65%	1.02	%(g)

Supplemental Data:

Net assets, end of period (000)	$9,945	$3,376	$585
Portfolio turnover rate	78.47%	61.91%	50.25%

(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/2010 through 12/31/2010.
(f)	Total return for the period 5/1/2010 through 12/31/2010.
(g)	Annualized.

14	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers International Core Equity Portfolio (the “Fund”).

The Fund’s investment objective is to seek long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

15

Notes to Financial Statements (continued)

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 through the fiscal years ended December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments (net of foreign capital gains tax) and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

16

Notes to Financial Statements (continued)

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

	•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

	•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total

Common Stocks	$1,290,009	$8,430,202	$–	$9,720,211
Repurchase Agreement	–	217,269	–	217,269

Total	$1,290,009	$8,647,471	$–	$9,937,480

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

As of December 31, 2012, the Fund utilized adjusted valuations for the majority of foreign securities (as described in Note 2(a)) to more accurately reflect their fair value as of the close of regular trading on the NYSE, which resulted in Level 2 inputs for substantially all foreign securities. As of December 31, 2011, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded which resulted in Level 1 inputs for substantially all foreign securities. For the fiscal year ended December 31, 2012, the total securities transferred from Level 1 to Level 2 was $1,472,028.

17

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, and continuing through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee, and if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .87%. This agreement may be terminated only upon approval of the Board.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $21,461 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

18

Notes to Financial Statements (continued)

temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$134,052	$28,171

Total distributions paid	$134,052	$28,171

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$14,662

Total undistributed earnings	$14,662
Capital loss carryforwards*	(205,525)
Temporary differences	(59,967)
Unrealized gains – net	800,082

Total accumulated gains – net	$549,252

*	As of December 31, 2012, the capital loss carryforwards, along with the related expiration dates, were as follows:

2018	Indefinite	Total

$814	$204,711	$205,525

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $59,823 during fiscal 2012.

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$9,137,683

Gross unrealized gain	913,871
Gross unrealized loss	(114,074)

Net unrealized security gain	$799,797

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss

$(1,239)	$1,239

The permanent differences are attributable to the tax treatment of foreign currency transactions, certain expenses, and certain foreign securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$10,318,381	$4,682,412

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans

20

Notes to Financial Statements (concluded)

outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

Large company value stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks.

The Fund is subject to the risks of investing in foreign securities, the securities of large foreign companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	420,989	216,215
Reinvestment of distributions	8,727	2,119
Shares reacquired	(30,655)	(5,151)

Increase	399,061	213,183

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Core Equity Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Core Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

22

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 -2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was below the median of the performance universe for the nine-month and one-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management

28

personnel. The Board also considered the steps Lord Abbett had taken or was taking to improve investment performance of the Fund.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

29

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

The Fund intends to pass through foreign source income of $191,673 and foreign taxes of $14,464.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	International Core Equity Portfolio	SFICE-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—International

Opportunities Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — International Opportunities Portfolio
Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — International Opportunities Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 20.38%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap Index,1 which returned 18.55% over the same period.

          Global equity markets continued to be volatile during the period. The year started strong as investors were encouraged by European Central Bank (ECB) moves to inject liquidity and similar promises from Japanese policymakers. Double-digit returns in most major markets were short-lived as fears about the financial stability of Greece, Italy, and Spain returned in the second quarter. Markets reversed course yet again in July, when ECB president Mario Draghi pledged to do “whatever it takes” to protect the eurozone from collapse. With the worst-case scenario off the table in Europe, markets there surged. As the year came to a close, China was showing signs of recovery and most international markets showed double-digit returns for the period. Notable laggards were Spain, Greece, Portugal, Brazil, and Chile.

          Overall, strong stock selection was the primary reason for the Fund’s relative outperformance, versus the index, particularly in the financials and industrials sectors. Within the financials sector, Tokyo Tatemono Co., Ltd., a Japan-based real estate company, benefited due to expected

1

contributions from lease agreements in large building projects within the next couple of years, especially from a project referred to as “Otemachi 1–6,” which plans to erect a skyscraper on the property. In addition, shares of Megaworld Corp., a Philippines-based property developer, were supported by strong residential sales, aided by five project rollouts and strong revenue from the rental segment. Within the industrials sector, shares of easyJet plc, a United Kingdom-based airline carrier, steadily improved throughout the year, buoyed by the company’s official allocated seating rollout in November, after positive feedback was received on trials routes and the launch of a more user-friendly website. In addition, easyJet announced an increased dividend in November.

          Detracting from relative Fund performance was stock selection in the consumer discretionary and health care sectors. Within the consumer discretionary sector, two automobile parts manufacturers were detractors. Shares of Mando Corp., based in South Korea, suffered as a result of weaker than expected revenue and contracting margins. Labor strikes in July and Iran’s import ban had significant impact on these reports. Shares of Keihin Corp., based in Japan and the largest supplier of automobile parts to Honda, dropped owing to weakened motorcycle demand in emerging market countries, notably in Indonesia. In addition, mini-vehicles are gaining popularity in Japan, but do not generate as large of per-vehicle sales as hybrids. Within the health care sector, shares of Ansell Ltd, an Australia-based global protection solutions provider, slumped as a weaker macroeconomic environment in Europe and the United States led to decreased sales in industrial gloves. The Fund sold out of the position at the end of June 2012.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The S&P Developed Ex-U.S. SmallCap Index captures the bottom 15% of companies domiciled in the developed markets excluding the United States within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a minimum annual trading liquidity of US$50 million.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

2

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class VC	20.38%	-2.49%	9.91%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

4

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 - 12/31/12

Class VC
Actual	$1,000.00	$1,141.30	$6.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.09

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	19.36%
Consumer Staples	10.06%
Energy	6.24%
Financials	19.36%
Health Care	2.62%
Industrials	18.60%
Information Technology	8.34%
Materials	8.50%
Telecommunication Services	0.66%
Utilities	3.72%
Short-Term Investment	2.54%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

LONG-TERM INVESTMENTS 97.83%

COMMON STOCKS 96.27%

Australia 1.61%

Beverages 0.48%
Treasury Wine Estates Ltd.	48,070	$237

Multi-Utilities 1.13%
DUET Group	255,976	555

Total Australia		792

Austria 0.94%

Real Estate Management & Development
IMMOFINANZ Group AG*	109,779	462

Belgium 1.04%

Electric: Utilities
Elia System Operator SA	11,374	513

Canada 5.57%

Metals & Mining 2.85%
Detour Gold Corp.*	12,300	308
HudBay Minerals, Inc.	69,202	697
IAMGOLD Corp.	17,497	200
Osisko Mining Corp.*	24,077	194

		1,399

Oil, Gas & Consumable Fuels 2.24%
Bellatrix Exploration Ltd.*	107,308	461
PetroBakken Energy Ltd.
A Shares	27,500	283
TORC Oil & Gas Ltd.	152,567	356

		1,100

Paper & Forest Products 0.48%
West Fraser Timber Co., Ltd.	3,397	239

Total Canada		2,738

China 0.21%

Insurance
CNinsure, Inc. ADR*	15,600	102

Investments	Shares	U.S. $ Fair Value (000)

Finland 1.13%

Leisure Equipment & Products
Amer Sports OYJ A Shares	37,381	$557

France 4.13%

Computers & Peripherals 0.86%
Gemalto NV	4,678	422

Electronic Equipment, Instruments & Components 1.54%
Ingenico	13,271	755

Information Technology Services 1.32%
AtoS	9,260	651

Media 0.41%
Ipsos SA	5,438	203

Total France		2,031

Germany 3.54%

Chemicals 1.45%
Symrise GmbH & Co. AG	19,830	712

Life Sciences Tools & Services 0.55%
Gerresheimer AG*	5,050	268

Machinery 0.30%
Deutz AG*	31,033	146

Real Estate Management & Development 0.82%
Patrizia Immobilien AG*	46,880	403

Semiconductors & Semiconductor Equipment 0.42%
Dialog Semiconductor plc*	11,783	209

Total Germany		1,738

Hong Kong 9.77%

Auto Components 0.50%
Minth Group Ltd.	210,000	244

Communications Equipment 1.33%
VTech Holdings Ltd.	58,100	656

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Hong Kong (continued)

Hotels, Restaurants & Leisure 1.62%
REXLot Holdings Ltd.	10,350,000	$794

Household Durables 1.69%
Techtronic Industries Co.	439,500	832

Machinery 1.22%
Sinotruk Hong Kong Ltd.	778,000	601

Multi-Line Retail 1.35%
Maoye International
Holdings Ltd.	3,183,000	663

Real Estate Management & Development 2.06%
Franshion Properties
China Ltd.*	1,016,000	370
Yuexiu Property Co., Ltd.	1,996,000	642

		1,012

Total Hong Kong		4,802

India 1.02%

Real Estate Management & Development
Housing Development & Infrastructure Ltd.*	242,958	502

Indonesia 0.86%

Consumer Finance
PT Clipan Finance
Indonesia Tbk	9,970,400	421

Ireland 1.55%

Beverages
C&C Group plc	126,284	760

Italy 3.32%

Internet & Catalog Retail 1.22%
Yoox SpA*	37,824	599

Investments	Shares	U.S. $ Fair Value (000)

Textiles, Apparel & Luxury Goods 2.10%
Brunello Cucinelli SpA*	13,692	$242
Safilo Group SpA*	89,166	788

		1,030

Total Italy		1,629

Japan 18.45%

Auto Components 0.60%
Keihin Corp.	20,700	297

Building Products 0.94%
Aica Kogyo Co., Ltd.	28,500	461

Commercial Services & Supplies 1.48%
Park24 Co., Ltd.	45,900	725

Construction & Engineering 0.53%
SHO-BOND Holdings Co., Ltd.	7,000	262

Containers & Packaging 1.60%
FP Corp.	11,800	785

Diversified Consumer Services 0.88%
Benesse Holdings, Inc.	10,400	433

Food & Staples Retailing 1.27%
Sundrug Co., Ltd.	18,300	626

Food Products 1.96%
Nichirei Corp.	93,000	486
Toyo Suisan Kaisha Ltd.	18,000	479

		965

Health Care Equipment & Supplies 1.22%
Hogy Medical Co., Ltd.	12,600	600

Information Technology Services 1.01%
Obic Co., Ltd.	2,480	496

Machinery 1.21%
Nabtesco Corp.	26,700	596

Multi-Line Retail 1.36%
Don Quijote Co., Ltd.	18,100	666

8	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Japan (continued)

Personal Products 0.97%
Aderans Co., Ltd.*	36,118	$476

Pharmaceuticals 0.59%
Sawai Pharmaceutical Co., Ltd.	2,900	291

Real Estate Management & Development 1.69%
Tokyo Tatemono Co., Ltd.*	161,000	829

Specialty Retail 0.48%
United Arrows Ltd.	10,200	235

Wireless Telecommunication Services 0.66%
Okinawa Cellular Telephone Co.	15,200	323

Total Japan		9,066

Netherlands 1.94%

Construction & Engineering 1.14%
Arcadis NV	23,541	559

Professional Services 0.80%
Brunel International NV	8,109	395

Total Netherlands		954

Norway 3.11%

Biotechnology 0.27%
Algeta ASA*	4,685	131

Energy Equipment & Services 2.37%
Dolphin Group AS*	272,162	342
Electromagnetic GeoServices ASA*	188,438	450
Ocean Rig UDW, Inc.*	24,836	372

		1,164

Oil, Gas & Consumable Fuels 0.47%
DNO International ASA*	136,767	231

Total Norway		1,526

Investments	Shares	U.S. $ Fair Value (000)

Philippines 4.42%

Commercial Banks 1.87%
Rizal Commercial Banking Corp.	369,700	$542
Security Bank Corp.	98,290	374

		916

Real Estate Management & Development 2.55%
Filinvest Land, Inc.	16,586,000	603
Megaworld Corp.	9,636,000	652

		1,255

Total Philippines		2,171

Portugal 1.23%

Commercial Banks
Banco Espirito Santo SA*	506,935	603

Singapore 1.91%

Commercial Services & Supplies 0.96%
Cape plc	136,567	470

Real Estate Investment Trusts 0.95%
CDL Hospitality Trusts	302,000	467

Total Singapore		937

South Korea 0.99%

Auto Components
Mando Corp.	4,016	486

Spain 3.12%

Food Products 2.62%
Ebro Foods SA	25,752	511
Viscofan SA	13,760	778

		1,289

Media 0.50%
Mediaset Espana
Comunicacion SA	36,100	245

Total Spain		1,534

See Notes to Financial Statements.	9

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Sweden 5.06%

Commercial Services & Supplies 3.14%
Intrum Justitia AB	52,456	$786
Loomis AB	46,965	756

		1,542

Construction & Engineering 0.68%
NCC AB	16,010	336

Food & Staples Retailing 0.72%
Axfood AB	9,299	352

Personal Products 0.52%
Oriflame Cosmetics SA	7,996	256

Total Sweden		2,486

Switzerland 2.33%

Capital Markets 1.33%
EFG International AG*	67,825	655

Household Durables 1.00%
Forbo Holding AG
Registered Shares*	763	489

Total Switzerland		1,144

United Kingdom 19.02%

Airlines 2.00%
easyJet plc	78,309	985

Capital Markets 2.09%
3i Group plc	137,475	490
Jupiter Fund Management plc	117,287	537

		1,027

Chemicals 1.51%
Croda International plc	6,267	245
Filtrona plc	55,449	499

		744

Investments	Shares	U.S. $ Fair Value (000)

Communications Equipment 1.06%
Spirent Communications plc	210,134	$523

Construction & Engineering 0.56%
Balfour Beatty plc	61,405	276

Electronic Equipment, Instruments & Components 0.82%
Electrocomponents plc	103,379	403

Household Durables 1.51%
Berkeley Group
Holdings plc*	25,738	740

Independent Power Producers & Energy Traders 0.81%
APR Energy plc	30,164	397

Industrial Conglomerates 0.45%
Lonrho plc*	1,571,602	220

Insurance 1.82%
Amlin plc	63,367	394
Catlin Group Ltd.	60,962	501

		895

Internet & Catalog Retail 1.11%
N Brown Group plc	90,426	546

Metals & Mining 0.64%
New World Resources plc
A Shares	57,115	313

Multi-Line Retail 1.00%
Debenhams plc	261,723	489

Oil, Gas & Consumable Fuels 1.19%
Afren plc*	166,396	361
Genel Energy plc*	17,304	222

		583

10	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

United Kingdom (continued)

Professional Services 0.72%
Michael Page
International plc	54,257	$355

Trading Companies & Distributors 1.73%
Ashtead Group plc	120,758	849

Total United Kingdom		9,345

Total Common Stocks (cost $43,714,863)		47,299

PREFERRED STOCKS 1.56%

Brazil

Gas Utilities 0.76%
Companhia de Gas de
Sao Paulo	13,000	371

Machinery 0.80%
Marcopolo SA	62,494	394

Total Preferred Stocks (cost $603,563)		765

Total Long-Term Investments (cost $44,318,426)		48,064

Investments	Principal Amount (000)	U.S. $ Fair Value (000)

SHORT-TERM INVESTMENT 2.55%

Repurchase Agreement

Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $1,145,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $1,279,538; proceeds: $1,253,515 (cost $1,253,514)	$1,254	$1,254

Total Investments in Securities 100.38% (cost $45,571,940)		49,318

Liabilities in Excess of Foreign Cash and Other Assets (0.38)%		(187)

Net Assets 100.00%		$49,131

ADR	American Depositary Receipt.
*	Non-income producing security.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $45,571,940)	$49,317,514
Foreign cash, at value (cost $131,057)	130,967
Receivables:
Interest and dividends	96,644
Investment securities sold	83,709
Capital shares sold	2,903
Prepaid expenses	304

Total assets	49,632,041

LIABILITIES:
Payables:
Capital shares reacquired	292,760
Investment securities purchased	60,944
Management fee	35,277
Directors’ fees	4,527
Fund administration	1,657
Accrued expenses and other liabilities	105,926

Total liabilities	501,091

NET ASSETS	$49,130,950

COMPOSITION OF NET ASSETS:
Paid-in capital	$45,950,914
Distributions in excess of net investment income	(181,882)
Accumulated net realized loss on investments (net of foreign capital gains tax) and foreign currency related transactions	(382,669)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,744,587

Net Assets	$49,130,950

Outstanding shares (50 million shares of common stock authorized, $.001 par value)	5,791,046
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$8.48

12	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $102,550)	$1,257,637
Interest	142

Total investment income	1,257,779

Expenses:
Management fee	356,847
Shareholder servicing	152,197
Custody	65,742
Professional	49,931
Reports to shareholders	27,434
Fund administration	19,032
Directors’ fees	1,568
Other	5,390

Gross expenses	678,141
Expense reductions (See Note 7)	(35)
Management fee waived (See Note 3)	(107,151)

Net expenses	570,955

Net investment income	686,824

Net realized and unrealized gain
Net realized gain on investments (net of foreign capital gains tax) and foreign currency related transactions	1,369,253
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,701,217

Net realized and unrealized gain	8,070,470

Net Increase in Net Assets Resulting From Operations	$8,757,294

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$686,824	$517,240
Net realized gain on investments (net of foreign capital gains tax) and foreign currency related transactions	1,369,253	3,083,601
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,701,217	(11,729,596)

Net increase (decrease) in net assets resulting from operations	8,757,294	(8,128,755)

Distributions to shareholders from:
Net investment income	(946,925)	(477,299)
Net realized gain	(794,986)	—

Total distributions to shareholders	(1,741,911)	(477,299)

Capital share transactions (See Note 11):
Proceeds from sales of shares	7,299,524	12,723,271
Reinvestment of distributions	1,741,911	477,299
Cost of shares reacquired	(9,842,915)	(14,308,016)

Net decrease in net assets resulting from capital share transactions	(801,480)	(1,107,446)

Net increase (decrease) in net assets	6,213,903	(9,713,500)

NET ASSETS:
Beginning of year	$42,917,047	$52,630,547

End of year	$49,130,950	$42,917,047

Distributions in excess of net investment income	$(181,882)	$(41,714)

14	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.30	$8.76	$7.28	$4.99	$10.83

Investment operations:
Net investment income(a)	.12	.09	.07	.06	.10
Net realized and unrealized gain (loss)	1.37	(1.47)	1.47	2.33	(5.69)

Total from investment operations	1.49	(1.38)	1.54	2.39	(5.59)

Distributions to shareholders from:
Net investment income	(.17)	(.08)	(.06)	(.10)	(.05)
Net realized gain	(.14)	–	–	–	(.20)

Total distributions	(.31)	(.08)	(.06)	(.10)	(.25)

Net asset value, end of year	$8.48	$7.30	$8.76	$7.28	$4.99

Total Return(b)	20.38%	(15.72)%	21.22%	47.87%	(51.53)%

Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.15%	1.06%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.15%	1.06%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.42%	1.51%	1.41%	1.58%	1.53%
Net investment income	1.44%	1.03%	.88%	1.04%	1.31%

Supplemental Data:

Net assets, end of year (000)	$49,131	$42,917	$52,631	$44,010	$21,594

Portfolio turnover rate	100.44%	99.73%	86.71%	104.65%	123.71%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers International Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2009 through December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments (net of foreign capital gains tax) and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$6,337	$40,962	$–	$47,299
Preferred Stocks	765	–	–	765
Repurchase Agreement	–	1,254	–	1,254

Total	$7,102	$42,216	$–	$49,318

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

As of December 31, 2012, the Fund utilized adjusted valuations for the majority of foreign securities (as described in Note 2(a)) to more accurately reflect their fair value as of the close of regular trading on the NYSE, which resulted in Level 2 inputs for substantially all foreign securities. As of December 31, 2011, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded which resulted in Level 1 inputs for substantially all foreign securities. For the fiscal year ended December 31, 2012, the total securities transferred from Level 1 to Level 2 was $17,914,000.

18

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, was at an annualized rate of .52% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, and continuing through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee, and if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.20%. This agreement may be terminated only upon approval of the Board.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $133,223 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

19

Notes to Financial Statements (continued)

temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$897,714	$477,299
Net long-term capital gains	844,197	–

Total distributions paid	$1,741,911	$477,299

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Temporary differences	$(50,601)
Unrealized gains – net	3,230,637

Total accumulated gains – net	$3,180,036

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $16,331 and post-October capital losses of $29,743 during fiscal 2012.

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$46,085,851

Gross unrealized gain	5,381,734
Gross unrealized loss	(2,150,071)

Net unrealized security gain	$3,231,663

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$119,933	$(112,841)	$(7,092)

The permanent differences are primarily attributable to the tax treatment of certain distributions, foreign currency transactions, and certain foreign securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$46,405,272	$48,288,572

20

Notes to Financial Statements (continued)

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in

21

Notes to Financial Statements (concluded)

response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other instruments.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	913,772	1,515,367
Reinvestment of distributions	204,942	66,145
Shares reacquired	(1,203,276)	(1,712,903)

Decrease	(84,562)	(131,391)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Opportunities Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

23

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was above the median of the performance universe for the nine-month, one-year, five-year, and ten-year periods and below the median for the three-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management

28

personnel. The Board also considered the steps Lord Abbett had taken or was taking to improve investment performance of the Fund.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

29

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2012, $844,197 represents long-term capital gains.

The Fund intends to pass through foreign source income of $1,360,187 and foreign taxes of $99,863.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by		SFIO-PORT-2-1212
LORD ABBETT DISTRIBUTOR LLC.	International Opportunities Portfolio	(02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Mid Cap Stock Portfolio*

For the fiscal year ended December 31, 2012
* Formerly known as Series Fund—Mid Cap Value Portfolio

Lord Abbett Series Fund — Mid Cap Stock Portfolio
Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Mid Cap Stock Portfolio (formerly, Lord Abbett Series Fund — Mid Cap Value Portfolio) for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 14.55%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 18.51% over the same period.

          Although most U.S. equity indexes posted a double-digit return, the 12-month period was a challenging and volatile environment for active managers. The market rose during the first quarter of the fiscal year, as strong employment reports and increased housing activity provided evidence of an improving economy. Unfortunately, the risk-off environment returned during the second quarter of 2012, and the Fund’s cyclical positioning resulted in underperformance. Macroeconomic concerns about Europe and the slowdown of China’s economy caused investors to favor defensive sectors and dividend-paying stocks during this risk-off period. The stock market resumed its rise during the latter part of the year. Although there was significant volatility in the U.S. equity market following the presidential election and surrounding the “fiscal cliff” discussions in Washington, economic reports during the fourth quarter, particularly those related to housing and employment, were generally supportive of continued economic growth. The volatile, macro-dominated environment that prevailed during the 12-month period was not favorable to our value-oriented, bottom-up, fundamental approach.

1

          Stock selection within the industrials and energy sectors detracted the most from the Fund’s relative performance during the period. Within industrials, shares of engineering and construction firm Jacobs Engineering Group, Inc., declined following disappointing fiscal second quarter results, partly due to budgetary constraints and project delays in the company’s government segment. In addition, shares of Manpower, Inc., a provider of workforce solutions and services, declined during the second quarter of 2012, as earnings estimates were reduced due to global macro concerns and the firm’s exposure to Europe’s economic weakness. Within energy, Superior Energy Services, Inc., an oil-field services provider, experienced a decline in customer activity levels due to lower commodity prices.

          Contributing to the Fund’s relative performance was stock selection within the health care and materials sectors. Within health care, Watson Pharmaceuticals, Inc., a global generic pharmaceuticals company, reported solid third quarter earnings. The company also acquired Actavis, a privately held pharmaceuticals company, which investors believe will have potential accretion benefits from operating synergies. In addition, shares of Par Pharmaceutical Companies, Inc., a developer of branded and generic pharmaceuticals, rose during July 2012 after the company agreed to be acquired at a significant premium by private equity firm TPG Capital, L.P. Within materials, shares of global specialty chemical company Ashland, Inc. turned in solid performance following better-than-expected fiscal fourth quarter 2012 results. The company profited from improved price realizations versus input costs, operational savings, and better-than-expected results in a recent acquisition.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities.

2

Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. the Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class VC	14.55%	1.15%	7.19%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 - 12/31/12

Class VC
Actual	$1,000.00	$1,106.40	$6.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.32	$5.89

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	8.04%
Consumer Staples	4.19%
Energy	8.69%
Financials	29.89%
Health Care	10.71%
Industrials	11.82%
Information Technology	8.89%
Materials	9.40%
Telecommunication Services	1.14%
Utilities	5.64%
Short-Term Investment	1.59%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2012

Investments	Shares	Fair Value (000)

LONG-TERM INVESTMENTS 98.07%

COMMON STOCKS 97.98%

Aerospace & Defense 1.06%
Esterline Technologies Corp.*	66,200	$4,211

Automobiles 0.52%
Harley-Davidson, Inc.	42,600	2,081

Beverages 1.00%
Beam, Inc.	39,000	2,383
Constellation Brands, Inc.
Class A*	45,100	1,596

Total		3,979

Capital Markets 4.15%
Affiliated Managers
Group, Inc.*	30,800	4,009
Ares Capital Corp.	266,000	4,655
Lazard Ltd. Class A	65,000	1,939
Raymond James Financial, Inc.	126,600	4,878
TD Ameritrade Holding Corp.	64,000	1,076

Total		16,557

Chemicals 4.54%
Ashland, Inc.	75,800	6,095
Cabot Corp.	41,900	1,667
Celanese Corp. Series A	54,500	2,427
Chemtura Corp.*	192,200	4,086
Georgia Gulf Corp.	45,100	1,862
International Flavors &
Fragrances, Inc.	30,100	2,003

Total		18,140

Commercial Banks 8.57%
CIT Group, Inc.*	166,500	6,433
City National Corp.	82,100	4,066
Comerica, Inc.	147,000	4,460
Fifth Third Bancorp	296,500	4,504
M&T Bank Corp.	58,300	5,741
Signature Bank*	26,300	1,876

Investments	Shares	Fair Value (000)

SunTrust Banks, Inc.	167,600	$4,751
Zions Bancorporation	110,500	2,365

Total		34,196

Commercial Services & Supplies 0.56%
Tyco International Ltd. (Switzerland)(a)	77,000	2,252

Computers & Peripherals 0.75%
NCR Corp.*	39,600	1,009
NetApp, Inc.*	59,700	2,003

Total		3,012

Construction & Engineering 3.13%
Jacobs Engineering Group, Inc.*	134,300	5,717
URS Corp.	172,900	6,788

Total		12,505

Construction Materials 0.24%
Eagle Materials, Inc.	16,600	971

Consumer Finance 0.41%
Discover Financial Services	42,300	1,631

Containers & Packaging 1.38%
Ball Corp.	61,400	2,748
Rock-Tenn Co. Class A	24,100	1,685
Sealed Air Corp.	62,400	1,092

Total		5,525

Diversified Telecommunication Services 1.14%
CenturyLink, Inc.	116,400	4,554

Electric: Utilities 4.08%
Edison International	101,500	4,587
Northeast Utilities	44,100	1,723
NV Energy, Inc.	181,500	3,292
PPL Corp.	144,900	4,149
Xcel Energy, Inc.	95,000	2,538

Total		16,289

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Electrical Equipment 1.34%
Eaton Corp. plc (Ireland)(a)	98,500	$5,339

Electronic Equipment, Instruments & Components 3.41%
Anixter International, Inc.	88,400	5,656
Arrow Electronics, Inc.*	106,700	4,063
TE Connectivity Ltd. (Switzerland)(a)	104,800	3,890

Total		13,609

Energy Equipment & Services 4.45%
Cameron International Corp.*	34,000	1,920
Ensco plc Class A (United Kingdom)(a)	87,000	5,157
Halliburton Co.	55,500	1,925
Helmerich & Payne, Inc.	29,300	1,641
Rowan Cos., plc Class A*	82,300	2,574
Superior Energy Services, Inc.*	153,300	3,176
Tidewater, Inc.	30,300	1,354

Total		17,747

Food Products 3.17%
Bunge Ltd.	90,900	6,607
H.J. Heinz Co.	68,400	3,945
Kellogg Co.	37,900	2,117

Total		12,669

Gas Utilities 0.31%
Piedmont Natural Gas Co., Inc.	39,500	1,237

Health Care Providers & Services 5.32%
CIGNA Corp.	115,000	6,148
Community Health Systems, Inc.	146,400	4,500
DaVita HealthCare Partners, Inc.*	26,600	2,940
Laboratory Corp. of America Holdings*	39,900	3,456
McKesson Corp.	20,500	1,988
Universal Health Services, Inc. Class B	45,700	2,210

Total		21,242

Investments	Shares	Fair Value (000)

Hotels, Restaurants & Leisure 0.40%
Hyatt Hotels Corp. Class A*	41,300	$1,593

Household Durables 1.09%
Tupperware Brands Corp.	67,600	4,333

Information Technology Services 1.43%
Fiserv, Inc.*	72,300	5,714

Insurance 9.02%
ACE Ltd. (Switzerland)(a)	72,600	5,793
Allstate Corp. (The)	82,500	3,314
Brown & Brown, Inc.	70,600	1,797
Endurance Specialty Holdings Ltd.	35,300	1,401
Everest Re Group Ltd.	46,500	5,113
Hartford Financial Services Group, Inc.	222,000	4,982
Lincoln National Corp.	119,800	3,103
Marsh & McLennan Cos., Inc.	111,000	3,826
PartnerRe Ltd.	52,300	4,210
XL Group plc (Ireland)(a)	98,000	2,456

Total		35,995

Internet Software & Services 0.17%
Monster Worldwide, Inc.*	123,000	691

Life Sciences Tools & Services 1.75%
Agilent Technologies, Inc.	88,000	3,603
Life Technologies Corp.*	69,000	3,386

Total		6,989

Machinery 3.51%
Dover Corp.	62,500	4,107
IDEX Corp.	99,300	4,621
Kennametal, Inc.	56,400	2,256
Pentair Ltd. (Switzerland)(a)	62,000	3,047

Total		14,031

Media 2.52%
Discovery Communications, Inc. Class A*	37,900	2,406
Interpublic Group of Cos., Inc. (The)	694,000	7,648

Total		10,054

8	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Metals & Mining 1.69%
Allegheny Technologies, Inc.	81,700	$2,480
Reliance Steel & Aluminum Co.	68,600	4,260

Total		6,740

Multi-Line Retail 1.30%
Macy’s, Inc.	133,000	5,190

Multi-Utilities 1.23%
CMS Energy Corp.	200,800	4,895

Oil, Gas & Consumable Fuels 4.13%
CONSOL Energy, Inc.	51,500	1,653
EQT Corp.	23,600	1,392
Kinder Morgan, Inc.	75,500	2,667
Noble Energy, Inc.	35,900	3,652
QEP Resources, Inc.	72,900	2,207
Range Resources Corp.	39,100	2,457
Valero Energy Corp.	71,500	2,440

Total		16,468

Paper & Forest Products 1.51%
International Paper Co.	151,000	6,016

Pharmaceuticals 3.60%
Mylan, Inc.*	261,000	7,172
Watson Pharmaceuticals, Inc.*	83,800	7,207

Total		14,379

Real Estate Investment Trusts 5.94%
Alexandria Real Estate
Equities, Inc.	43,400	3,009
American Campus Communities, Inc.	26,300	1,213
Boston Properties, Inc.	9,500	1,005
Camden Property Trust	14,800	1,010
CBL & Associates Properties, Inc.	112,800	2,392
Home Properties, Inc.	22,900	1,404
Liberty Property Trust	74,500	2,665
Macerich Co. (The)	17,000	991
ProLogis, Inc.	27,800	1,014
Ventas, Inc.	47,600	3,081

Investments	Shares	Fair Value (000)

Vornado Realty Trust	45,300	$3,628
Weyerhaeuser Co.	83,400	2,320

Total		23,732

Real Estate Management & Development 1.70%
Jones Lang LaSalle, Inc.	80,800	6,782

Road & Rail 0.91%
Kansas City Southern	16,300	1,360
Ryder System, Inc.	45,800	2,287

Total		3,647

Semiconductors & Semiconductor Equipment 2.57%
Analog Devices, Inc.	97,000	4,080
Broadcom Corp. Class A	119,000	3,952
Xilinx, Inc.	62,400	2,240

Total		10,272

Software 0.51%
Adobe Systems, Inc.*	54,500	2,054

Specialty Retail 1.55%
Abercrombie & Fitch Co. Class A	26,600	1,276
Pier 1 Imports, Inc.	164,900	3,298
Tiffany & Co.	28,000	1,605

Total		6,179

Textiles, Apparel & Luxury Goods 0.65%
Gildan Activewear, Inc. (Canada)(a)	70,500	2,579

Trading Companies & Distributors 1.27%
WESCO International, Inc.*	74,900	5,050

Total Common Stocks (cost $337,351,841)		391,129

WARRANT 0.09%

Oil, Gas & Consumable Fuels
Kinder Morgan, Inc.*(b) (cost $136,626)	90,240	341

Total Long-Term Investments (cost $337,488,467)		391,470

See Notes to Financial Statements.	9

Schedule of Investments (concluded)
December 31, 2012

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 1.58%

Repurchase Agreement

Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $5,765,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $6,442,388; proceeds: $6,311,770 (cost $6,311,767)	$6,312	$6,312

Total Investments in Securities 99.65% (cost $343,800,234)		397,782

Other Assets in Excess of Liabilities 0.35%		1,417

Net Assets 100.00%		$399,199

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Exercise price of $40.00 and expiration date of 5/25/2017.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $343,800,234)	$397,781,708
Receivables:
Investment securities sold	3,772,966
Dividends	387,754
Capital shares sold	215,959
Prepaid expenses	2,997

Total assets	402,161,384

LIABILITIES:
Payables:
Investment securities purchased	1,024,799
Capital shares reacquired	1,053,911
Management fee	253,341
Directors’ fees	99,871
Fund administration	13,512
Accrued expenses	517,190

Total liabilities	2,962,624

NET ASSETS	$399,198,760

COMPOSITION OF NET ASSETS:
Paid-in capital	$501,417,253
Distributions in excess of net investment income	(52,791)
Accumulated net realized loss on investments	(156,147,176)
Net unrealized appreciation on investments	53,981,474

Net Assets	$399,198,760

Outstanding shares (200 million shares of common stock authorized, $.001 par value)	22,121,069
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$18.05

See Notes to Financial Statements.	11

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $282)	$7,466,906
Interest	1,050

Total investment income	7,467,956

Expenses:
Management fee	3,086,237
Shareholder servicing	1,326,501
Fund administration	164,599
Reports to shareholders	78,406
Professional	53,683
Custody	29,654
Directors’ fees	13,791
Other	8,968

Gross expenses	4,761,839
Expense reductions (See Note 7)	(298)

Net expenses	4,761,541

Net investment income	2,706,415

Net realized and unrealized gain:
Net realized gain on investments	42,802,976
Net change in unrealized appreciation/depreciation on investments	10,416,692

Net realized and unrealized gain	53,219,668

Net Increase in Net Assets Resulting From Operations	$55,926,083

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$2,706,415	$918,907
Net realized gain on investments	42,802,976	47,979,993
Net change in unrealized appreciation/depreciation on investments	10,416,692	(65,006,924)

Net increase (decrease) in net assets resulting from operations	55,926,083	(16,108,024)

Distributions to shareholders from:
Net investment income	(2,614,786)	(921,578)

Capital share transactions (See Note 11):
Proceeds from sales of shares	17,338,329	28,054,140
Reinvestment of distributions	2,614,786	921,578
Cost of shares reacquired	(88,069,865)	(96,759,853)

Net decrease in net assets resulting from capital share transactions	(68,116,750)	(67,784,135)

Net decrease in net assets	(14,805,453)	(84,813,737)

NET ASSETS:
Beginning of year	$414,004,213	$498,817,950

End of year	$399,198,760	$414,004,213

Distributions in excess of net investment income	$(52,791)	$(93,202)

See Notes to Financial Statements.	13

Financial Highlights

	Year Ended 12/31

	2012	2011	2010	2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$15.86	$16.56	$13.26	$10.51		$18.90

Investment operations:
Net investment income(a)	.11	.03	.05	.05		.19
Net realized and unrealized gain (loss)	2.20	(.69)	3.31	2.76		(7.68)

Total from investment operations	2.31	(.66)	3.36	2.81		(7.49)

Distributions to shareholders from:
Net investment income	(.12)	(.04)	(.06)	(.06)		(.21)
Net realized gain	–	–	–	–		(.69)

Total distributions	(.12)	(.04)	(.06)	(.06)		(.90)

Net asset value, end of year	$18.05	$15.86	$16.56	$13.26		$10.51

Total Return(b)	14.55%	(4.01)%	25.43%	26.62%		(39.36)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.16%	1.17%	1.21%	1.22%		1.15%
Expenses, excluding expense reductions	1.16%	1.17%	1.21%	1.22%		1.15%
Net investment income	.66%	.20%	.38%	.48%		1.21%

Supplemental Data:

Net assets, end of year (000)	$399,199	$414,004	$498,818	$470,627		$537,364
Portfolio turnover rate	65.70%	41.69%	68.22%	112.51	%(c)	30.43%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemption in-kind transactions.

14	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Mid Cap Stock Portfolio (the “Fund”). Effective May 1, 2012, Mid-Cap Value Portfolio changed its name to Mid Cap Stock Portfolio.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2009 through December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

	•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

	•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$391,129	$–	$–	$391,129
Warrant	341	–	–	341
Repurchase Agreement	–	6,312	–	6,312

Total	$391,470	$6,312	$–	$397,782

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2012, the effective management fee was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $1,275,645 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$2,614,786	$921,578

Total distributions paid	$2,614,786	$921,578

Notes to Financial Statements (continued)

As of December 31, 2012, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$14,242

Total undistributed earnings	$14,242
Capital loss carryforwards*	(154,924,961)
Temporary differences	(288,194)
Unrealized gains – net	52,980,420

Total accumulated losses – net	$(102,218,493)

*	As of December 31, 2012, the Fund had a capital loss carryforward of $154,924,961 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $188,323 during fiscal 2012.

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$344,801,288

Gross unrealized gain	56,831,516
Gross unrealized loss	(3,851,096)

Net unrealized security gain	$52,980,420

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$ (51,218)	$ 52,871	$ (1,653)

The permanent differences are primarily attributable to the tax treatment of certain securities and certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$263,336,864	$323,137,123

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

Notes to Financial Statements (continued)

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

Notes to Financial Statements (concluded)

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	1,017,059	1,706,510
Reinvestment of distributions	143,197	58,737
Shares reacquired	(5,139,458)	(5,779,441)

Decrease	(3,979,202)	(4,014,194)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Mid Cap Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Stock Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Companyís organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522–2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was below the median of the performance universe for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management

28

personnel. The Board also considered the steps Lord Abbett had taken or was taking to improve investment performance of the Fund.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was slightly above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

29

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received reduction.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Mid-Cap Stock Portfolio (formerly, Mid Cap Value Portfolio)	LASFMCV-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — Total Return Portfolio
Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Total Return Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 6.82%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Universal Index,1 which returned 5.53% over the same period.

          While U.S. economic activity has been muted, it has experienced a higher growth rate in comparison to many other global economies. Credit-risk sectors of the bond market outperformed Treasuries during the 12-month period due to further monetary policy support in the United States and globally. Corporate spreads versus Treasuries tightened during the period. Demand for corporate bonds was strong, as investors continued to reach for yield amid an environment of historically low interest rates.

          Investors’ increased willingness to assume credit risk led to outperformance of lower-rated investment-grade corporate bonds over higher-rated issues. The holdings in investment-grade corporates helped relative Fund performance, as it concentrated on ‘BBB’ rated bonds, which outperformed higher-rated issues. Also contributing to relative Fund performance was its exposure to high-yield corporate bonds. Another significant factor contributing to relative Fund performance was security selection within fixed-rate mortgage-backed securities (MBS). The Fund favored 30-year pass-through securities over 15-year pass-through securities.

1

          An underweight in sovereign bonds detracted from relative Fund performance, as sovereign bonds were one of the best-performing sectors of the bond market during the period. Also detracting from relative Fund performance was security selection within high-yield corporate bonds, where the more highly rated ‘BB’ and ‘B’ credits were favored, which lagged lower-rated bonds. In addition, an underweight to agency debentures, which outperformed similar-maturity Treasury securities, detracted from relative Fund performance. During the period, the Fund’s position in agency debentures was reduced and is now void in the sector.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the Investment Grade 144A Index, the Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the CMBS Index. The index covers U.S. dollar-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

2

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays U.S. Universal Index and the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2012
	1 Year	Life of Class
Class VC2	6.82%	7.69%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.
2 The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

3

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 - 12/31/12

Class VC
Actual	$1,000.00	$1,032.20	$3.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.94	$3.25

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Auto	0.54%
Basic Industry	2.02%
Consumer Cyclical	2.15%
Consumer Discretionary	0.70%
Consumer Services	1.15%
Consumer Staples	1.17%
Energy	3.59%
Financial Services	22.78%
Foreign Government	0.93%
Health Care	0.80%
Integrated Oils	2.11%
Materials and Processing	4.15%
Municipal	0.73%
Producer Durables	0.70%
Technology	2.52%
Telecommunications	0.63%
Transportation	1.00%
U.S. Government	38.04%
Utilities	2.25%
Short Term Investment	12.04%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

5

Schedule of Investments
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 106.26%

ASSET-BACKED SECURITIES 8.84%

Automobiles 4.56%
Ally Auto Receivables Trust 2010-4 A3	0.91%	11/17/2014	$31	$31,155
Ally Auto Receivables Trust 2011-1 A3	1.38%	1/15/2015	61	60,999
Ally Auto Receivables Trust 2011-4 A2	0.65%	3/17/2014	14	14,236
Ally Auto Receivables Trust 2012-1 A2	0.71%	9/15/2014	40	39,565
Ally Auto Receivables Trust 2012-2 A2	0.56%	10/15/2014	98	97,949
AmeriCredit Automobile Receivables Trust 2011-2 A2	0.90%	9/8/2014	2	1,790
AmeriCredit Automobile Receivables Trust 2011-3 A2	0.84%	11/10/2014	7	7,276
AmeriCredit Automobile Receivables Trust 2011-4 A2	0.92%	3/9/2015	83	82,878
AmeriCredit Automobile Receivables Trust 2011-5 A2	1.19%	8/8/2015	61	61,647
AmeriCredit Automobile Receivables Trust 2012-1 A2	0.91%	10/8/2015	116	115,997
AmeriCredit Automobile Receivables Trust 2012-3 A2	0.71%	12/8/2015	80	80,144
AmeriCredit Automobile Receivables Trust 2012-4 A2	0.49%	4/8/2016	165	165,099
BMW Vehicle Lease Trust 2011-1 A3	1.06%	2/20/2014	36	36,252
CarMax Auto Owner Trust 2010-2 A3	1.41%	2/16/2015	26	26,013
CarMax Auto Owner Trust 2011-1 A3	1.29%	9/15/2015	38	37,725
CarMax Auto Owner Trust 2011-3 A2	0.70%	11/17/2014	72	71,980
CarMax Auto Owner Trust 2012-1 A2	0.59%	3/16/2015	113	113,509
CarMax Auto Owner Trust 2012-3 A2	0.43%	9/15/2015	125	125,064
Ford Credit Auto Lease Trust 2011-A A2	0.74%	9/15/2013	20	20,011
Ford Credit Auto Lease Trust 2012-A A2	0.63%	4/15/2014	257	256,919
Hyundai Auto Lease Securitization Trust 2012-A A2†	0.68%	1/15/2015	100	100,205
Hyundai Auto Receivables Trust 2010-B A3	0.97%	4/15/2015	49	49,490
Hyundai Auto Receivables Trust 2012-A A2	0.55%	6/16/2014	39	39,014
Mercedes-Benz Auto Lease Trust 2011-1A A3†	1.18%	11/15/2013	47	46,749
Mercedes-Benz Auto Lease Trust 2011-B A2†	0.90%	1/15/2014	13	12,786
Mercedes-Benz Auto Lease Trust 2012-A A2	0.66%	4/15/2014	25	24,579
Nissan Auto Receivables Owner Trust 2012-A A2	0.54%	10/15/2014	22	21,663
Santander Drive Auto Receivables Trust 2011-1 A2	0.94%	2/18/2014	7	7,354

6	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Automobiles (continued)
Santander Drive Auto Receivables Trust 2011-2 A2	1.04%		4/15/2014	$11	$11,393
Santander Drive Auto Receivables Trust 2011-3 A2	1.11%		8/15/2014	6	6,074
Santander Drive Auto Receivables Trust 2011-4 A2	1.37%		3/16/2015	46	46,186
Santander Drive Auto Receivables Trust 2012-1 A2	1.25%		4/15/2015	82	81,997
Santander Drive Auto Receivables Trust 2012-2 A2	0.91%		5/15/2015	80	79,835
Santander Drive Auto Receivables Trust 2012-3 A2	0.83%		4/15/2015	147	147,042
Santander Drive Auto Receivables Trust 2012-4 A2	0.79%		8/17/2015	96	96,204
Volkswagen Auto Lease Trust 2011-A A2	1.00%		2/20/2014	65	65,527
World Omni Automobile Lease Securitization
Trust 2011-A A2	0.81%		10/15/2013	8	8,449

Total					2,290,755

Credit Cards 2.86%
Bank One Issuance Trust 2003-A4	0.459%	#	1/15/2016	70	70,066
Bank One Issuance Trust 2003-A8	0.459%	#	5/16/2016	100	100,158
Capital One Multi-Asset Execution Trust 2008-A3	5.05%		2/15/2016	100	101,386
Chase Issuance Trust 2004-A8	0.329%	#	9/15/2015	65	65,004
Chase Issuance Trust 2011-A1	0.399%	#	3/16/2015	250	250,117
Citibank Credit Card Issuance Trust 2008-A5	4.85%		4/22/2015	100	101,421
Discover Card Master Trust I 2006-2 A3	0.289%	#	1/19/2016	150	150,057
Discover Card Master Trust I 2010-A1	0.859%	#	9/15/2015	100	100,112
GE Capital Credit Card Master Note Trust 2010-3 A	2.21%		6/15/2016	100	100,831
MBNA Credit Card Master Note Trust 2005-A10	0.269%	#	11/16/2015	50	50,010
MBNA Credit Card Master Note Trust 2006-A5	0.269%	#	10/15/2015	200	199,951
World Financial Network Credit Card Master Trust 2006-A†	0.339%	#	2/15/2017	100	99,988
World Financial Network Credit Card Master Trust 2009-D A	4.66%		5/15/2017	45	46,005

Total					1,435,106

Home Equity 0.17%
Bear Stearns Asset Backed Securities Trust 2007-HE3 1A1	0.33%	#	4/25/2037	4	4,143
New Century Home Equity Loan Trust 2005-A A6	4.954%	#	8/25/2035	66	63,282
Option One Mortgage Loan Trust 2005-1 A4	0.61%	#	2/25/2035	18	17,806

Total					85,231

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Other 1.25%
Carrington Mortgage Loan Trust 2005-NC3 A1D	0.54%	#	6/25/2035	$10	$9,707
HLSS Servicer Advance Receivables Backed Notes 2012-T2 A2†	1.99%		10/15/2045	100	101,693
Morgan Stanley ABS Capital I 2006-HE1 A3	0.39%	#	1/25/2036	13	12,677
Nelnet Student Loan Trust 2012–1A A†	1.01%	#	12/27/2039	92	92,068
Saxon Asset Securities Trust 2006–3 A2	0.32%	#	10/25/2046	6	6,247
SLM Student Loan Trust 2008–4 A4	1.965%	#	7/25/2022	100	105,131
SLM Student Loan Trust 2008–5 A4	2.015%	#	7/25/2023	110	116,271
SLM Student Loan Trust 2010-A 2A†	3.459%	#	5/16/2044	82	86,846
SLM Student Loan Trust 2011-1 A1	0.73%	#	3/25/2026	79	79,584
Structured Asset Securities Corp. 2006-GEL3 A2†	0.44%	#	7/25/2036	18	17,053

Total					627,277

Total Asset-Backed Securities (cost $4,430,515)					4,438,369

CORPORATE BONDS 44.87%

Aerospace/Defense 0.02%
Embraer SA (Brazil)(a)	5.15%		6/15/2022	10	10,975

Apparel 0.12%
PVH Corp.	7.75%		11/15/2023	51	62,285

Auto Parts: Original Equipment 0.22%
BorgWarner, Inc.	8.00%		10/1/2019	34	44,257
Hertz Corp. (The)	7.50%		10/15/2018	35	38,850
International Automotive Components Group SA
(Luxembourg)†(a)	9.125%		6/1/2018	30	27,975

Total					111,082

Auto: Trucks & Parts 0.10%
Commercial Vehicle Group, Inc.	7.875%		4/15/2019	49	48,755

Automotive 0.27%
Ford Motor Co.	6.375%		2/1/2029	40	44,932
Ford Motor Co.	6.625%		10/1/2028	9	10,439
Ford Motor Co.	7.45%		7/16/2031	61	77,775

Total					133,146

Banks: Diversified 2.58%
Bank of America Corp.	5.625%		7/1/2020	70	83,124
Bank of America Corp.	7.625%		6/1/2019	200	256,252
Citigroup, Inc.	5.50%		4/11/2013	75	75,778

8	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Banks: Diversified (continued)
Citigroup, Inc.	6.125%	5/15/2018	$3	$3,599
Citigroup, Inc.	8.50%	5/22/2019	60	80,783
Goldman Sachs Group, Inc. (The)	7.50%	2/15/2019	214	269,609
Industrial Senior Trust†	5.50%	11/1/2022	100	100,500
JPMorgan Chase & Co.	4.35%	8/15/2021	137	153,477
JPMorgan Chase & Co.	4.50%	1/24/2022	30	34,001
JPMorgan Chase & Co.	5.75%	1/2/2013	100	100,000
Morgan Stanley	5.50%	7/28/2021	64	72,790
Morgan Stanley	6.25%	8/28/2017	38	43,538
Scotiabank Peru SA (Peru)†(a)	4.50%	12/13/2027	23	23,058

Total				1,296,509

Banks: Money Center 0.99%
Bank of America Corp.	4.875%	1/15/2013	150	150,203
Huntington Bancshares, Inc.	7.00%	12/15/2020	100	122,539
SVB Financial Group	5.375%	9/15/2020	161	181,259
Zions Bancorporation	4.50%	3/27/2017	40	41,830

Total				495,831

Beverages 0.60%
Anheuser-Busch InBev Worldwide, Inc.	2.50%	3/26/2013	74	74,346
Beam, Inc.	5.875%	1/15/2036	119	138,562
Central American Bottling Corp.†	6.75%	2/9/2022	6	6,555
Cott Beverages, Inc.	8.375%	11/15/2017	75	81,938

Total				301,401

Biotechnology Research & Production 0.45%
Bio-Rad Laboratories, Inc.	8.00%	9/15/2016	204	222,769
Laboratory Corp. of America Holdings	5.50%	2/1/2013	5	5,017

Total				227,786

Brokers 0.69%
Raymond James Financial, Inc.	8.60%	8/15/2019	275	348,782

Building Materials 0.80%
Building Materials Corp. of America†	7.00%	2/15/2020	7	7,665
Owens Corning, Inc.	9.00%	6/15/2019	216	270,284
Votorantim Overseas IV†	7.75%	6/24/2020	100	123,375

Total				401,324

See Notes to Financial Statements.	9

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Business Services 0.52%
Great Lakes Dredge & Dock Corp.	7.375%		2/1/2019	$31	$33,402
Iron Mountain, Inc.	8.00%		6/15/2020	40	42,500
Iron Mountain, Inc.	8.375%		8/15/2021	105	117,075
Verisk Analytics, Inc.	4.125%		9/12/2022	49	50,275
Verisk Analytics, Inc.	4.875%		1/15/2019	13	13,949
Verisk Analytics, Inc.	5.80%		5/1/2021	3	3,368

Total					260,569

Cable Services 0.50%
Cablevision Systems Corp.	5.875%		9/15/2022	33	33,206
Historic TW, Inc.	9.125%		1/15/2013	60	60,165
Time Warner Cable, Inc.	6.55%		5/1/2037	30	37,240
Time Warner Cable, Inc.	7.30%		7/1/2038	90	119,980

Total					250,591

Chemicals 1.52%
Airgas, Inc.	7.125%		10/1/2018	50	53,386
Basell Finance Co. BV (Netherlands)†(a)	8.10%		3/15/2027	103	138,535
CF Industries, Inc.	7.125%		5/1/2020	75	94,530
Incitec Pivot Finance LLC†	6.00%		12/10/2019	50	57,402
Methanex Corp. (Canada)(a)	5.25%		3/1/2022	180	200,009
Methanex Corp. (Canada)(a)	6.00%		8/15/2015	157	169,770
NewMarket Corp.†	4.10%		12/15/2022	35	35,686
Yara International ASA (Norway)†(a)	5.25%		12/15/2014	15	16,132

Total					765,450

Coal 0.10%
Peabody Energy Corp.	6.00%		11/15/2018	6	6,405
Peabody Energy Corp.	7.875%		11/1/2026	40	43,400

Total					49,805

Computer Hardware 1.30%
Hewlett-Packard Co.	0.592%	#	5/24/2013	150	149,580
Hewlett-Packard Co.	1.25%		9/13/2013	100	100,016
Hewlett-Packard Co.	4.50%		3/1/2013	228	229,223
Hewlett-Packard Co.	4.65%		12/9/2021	125	125,714
Maxim Integrated Products, Inc.	3.45%		6/14/2013	2	2,026
NetApp, Inc.	3.25%		12/15/2022	30	29,595
Seagate Technology International†	10.00%		5/1/2014	15	16,219

Total					652,373

10	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Computer Software 0.61%
BMC Software, Inc.	7.25%	6/1/2018	$190	$224,417
SunGard Data Systems, Inc.	7.375%	11/15/2018	75	80,719

Total				305,136

Computer Technology 0.06%
EQT Corp.	6.50%	4/1/2018	25	29,096

Construction/Homebuilding 0.02%
H&E Equipment Services, Inc.†	7.00%	9/1/2022	11	11,770

Consumer Products 0.29%
Tupperware Brands Corp.	4.75%	6/1/2021	137	146,845

Containers 0.88%
Crown Americas LLC/Crown Americas
Capital Corp. II	7.625%	5/15/2017	25	26,531
Crown Cork & Seal Co., Inc.	7.50%	12/15/2096	175	167,344
Pactiv Corp.	7.95%	12/15/2025	44	36,520
Rock-Tenn Co.†	4.90%	3/1/2022	150	162,404
Rock-Tenn Co.	5.625%	3/15/2013	6	6,032
Sealed Air Corp.†	8.125%	9/15/2019	40	45,200

Total				444,031

Copper 0.13%
Southern Copper Corp.	5.25%	11/8/2042	63	63,367

Data Product, Equipment & Communications 0.43%
Fidelity National Information Services, Inc.	5.00%	3/15/2022	148	159,470
Fidelity National Information Services, Inc.	7.625%	7/15/2017	50	54,625

Total				214,095

Diversified 0.07%
Ladder Capital Finance Holdings LLLP/Ladder
Capital Finance Corp.†	7.375%	10/1/2017	35	36,138

Electric: Power 1.71%
Black Hills Corp.	9.00%	5/15/2014	153	168,513
Coso Geothermal Power Holdings LLC†	7.00%	7/15/2026	6	2,523
Duquesne Light Holdings, Inc.†	5.90%	12/1/2021	14	16,646
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	40	48,456
Elwood Energy LLC	8.159%	7/5/2026	98	102,039
National Fuel Gas Co.	8.75%	5/1/2019	125	163,434

See Notes to Financial Statements.	11

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Electric: Power (continued)
North American Energy Alliance LLC/North American Energy Alliance Finance Corp.	10.875%	6/1/2016	$15	$16,613
Oncor Electric Delivery Co. LLC	4.10%	6/1/2022	12	13,105
Oncor Electric Delivery Co. LLC	7.00%	9/1/2022	14	17,827
Oncor Electric Delivery Co. LLC	7.50%	9/1/2038	28	38,060
PNM Resources, Inc.	9.25%	5/15/2015	4	4,585
PPL WEM Holdings plc (United Kingdom)†(a)	5.375%	5/1/2021	110	123,927
Red Oak Power LLC	8.54%	11/30/2019	116	127,079
Texas-New Mexico Power Co.†	9.50%	4/1/2019	12	16,109

Total				858,916

Electronics 0.29%
Jabil Circuit, Inc.	7.75%	7/15/2016	10	11,800
PerkinElmer, Inc.	5.00%	11/15/2021	119	132,170

Total				143,970

Electronics: Semi-Conductors/Components 0.35%
KLA-Tencor Corp.	6.90%	5/1/2018	145	174,378

Energy Equipment & Services 0.77%
Cameron International Corp.	7.00%	7/15/2038	67	91,022
Energy Transfer Partners LP	5.20%	2/1/2022	15	17,142
Energy Transfer Partners LP	5.95%	2/1/2015	130	142,531
Energy Transfer Partners LP	6.625%	10/15/2036	30	35,340
Energy Transfer Partners LP	9.00%	4/15/2019	75	99,019

Total				385,054

Engineering & Contracting Services 0.00%
Aeropuertos Argentina 2000 SA (Argentina)†(a)	10.75%	12/1/2020	3	2,456

Entertainment 0.56%
Seminole Indian Tribe of Florida†	7.75%	10/1/2017	258	280,253

Fertilizers 0.01%
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	5	6,550

Financial Services 3.87%
Discover Financial Services†	3.85%	11/21/2022	200	206,798
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	40	40,469
General Electric Capital Corp.	5.40%	9/20/2013	93	96,326
General Electric Capital Corp.	6.75%	3/15/2032	85	110,719
General Electric Capital Corp.	6.875%	1/10/2039	307	418,768

12	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Financial Services (continued)
Goldman Sachs Group LP†	8.00%		3/1/2013	$50	$50,508
Marsh & McLennan Cos., Inc.	4.85%		2/15/2013	75	75,367
Merrill Lynch & Co., Inc.	5.45%		2/5/2013	225	225,982
Merrill Lynch & Co., Inc.	5.70%		5/2/2017	25	27,464
Merrill Lynch & Co., Inc.	6.15%		4/25/2013	100	101,613
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%		3/15/2022	61	64,965
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%		6/15/2019	40	43,600
Scottrade Financial Services, Inc.†	6.125%		7/11/2021	93	95,821
Western Union Co. (The)	2.875%		12/10/2017	190	188,476
Woodside Finance Ltd. (Australia)†(a)	8.75%		3/1/2019	150	197,476

Total					1,944,352

Financial: Miscellaneous 1.34%
Compagnie de Financement Foncier SA (France)†(a)	1.071%	#	4/17/2014	100	99,076
Compagnie de Financement Foncier SA (France)†(a)	2.125%		4/22/2013	100	100,458
NASDAQ OMX Group, Inc. (The)	5.25%		1/16/2018	76	83,152
NASDAQ OMX Group, Inc. (The)	5.55%		1/15/2020	185	201,822
SLM Corp.	8.45%		6/15/2018	160	188,000

Total					672,508

Food 0.38%
Kellogg Co.	4.25%		3/6/2013	15	15,100
Mondelez International, Inc.	6.00%		2/11/2013	17	17,094
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.25%		4/1/2015	125	127,500
Wm. Wrigley Jr. Co.†	3.70%		6/30/2014	28	28,991

Total					188,685

Gaming 0.05%
CCM Merger, Inc.†	9.125%		5/1/2019	25	25,313

Health Care Products 0.05%
Hanger, Inc.	7.125%		11/15/2018	25	26,500

Health Care Services 0.46%
Centene Corp.	5.75%		6/1/2017	52	56,160
Community Health Systems, Inc.	8.00%		11/15/2019	43	46,763

See Notes to Financial Statements.	13

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Health Care Services (continued)
Dignity Health	4.50%	11/1/2042	$50	$50,004
Medco Health Solutions, Inc.	6.125%	3/15/2013	75	75,851

Total				228,778

Insurance 1.10%
American International Group, Inc.	4.875%	9/15/2016	131	146,646
Fidelity National Financial, Inc.	6.60%	5/15/2017	75	84,624
Hartford Financial Services Group, Inc.	5.50%	3/30/2020	55	64,000
ING U.S., Inc.†	5.50%	7/15/2022	26	28,268
Liberty Mutual Group, Inc.†	6.50%	3/15/2035	30	32,982
Markel Corp.	7.125%	9/30/2019	109	131,440
Willis North America, Inc.	5.625%	7/15/2015	25	27,330
Willis North America, Inc.	7.00%	9/29/2019	32	37,763

Total				553,053

Investment Management Companies 0.70%
Lazard Group LLC	6.85%	6/15/2017	125	144,618
Lazard Group LLC	7.125%	5/15/2015	146	162,395
Oaktree Capital Management LP†	6.75%	12/2/2019	40	46,214

Total				353,227

Leasing 0.03%
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	7/11/2014	15	15,162

Leisure 0.56%
Carnival plc (United Kingdom)(a)	7.875%	6/1/2027	117	151,233
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	88	93,500
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	31	35,185

Total				279,918

Lodging 0.26%
Downstream Development Authority of the
Quapaw Tribe of Oklahoma†	10.50%	7/1/2019	51	55,335
Hyatt Hotels Corp.†	6.875%	8/15/2019	65	76,923

Total				132,258

Machinery: Agricultural 0.42%
Lorillard Tobacco Co.	8.125%	6/23/2019	100	127,770
Lorillard Tobacco Co.	8.125%	5/1/2040	65	85,051

Total				212,821

14	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Machinery: Industrial/Specialty 0.07%
Cummins, Inc.	7.125%	3/1/2028	$25	$33,991

Machinery: Oil Well Equipment & Services 0.22%
National Oilwell Varco, Inc.	6.125%	8/15/2015	42	42,424
Pride International, Inc.	8.50%	6/15/2019	50	66,051

Total				108,475

Manufacturing 0.35%
Hillenbrand, Inc.	5.50%	7/15/2020	103	111,424
J.B. Poindexter & Co., Inc.†	9.00%	4/1/2022	64	66,480

Total				177,904

Materials & Commodities 0.21%
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018	98	106,698

Media 1.24%
Interpublic Group of Cos., Inc. (The)	4.00%	3/15/2022	108	112,031
NBCUniversal Media LLC	6.40%	4/30/2040	158	203,469
News America, Inc.	6.90%	8/15/2039	38	49,925
Time Warner, Inc.	7.625%	4/15/2031	127	175,326
Videotron Ltee (Canada)(a)	9.125%	4/15/2018	75	80,062

Total				620,813

Metal Fabricating 0.02%
Timken Co.	6.00%	9/15/2014	8	8,552

Metals & Minerals: Miscellaneous 1.31%
Anglo American Capital plc (United Kingdom)†(a)	9.375%	4/8/2019	125	162,752
AngloGold Ashanti Holdings plc (United Kingdom)(a)	6.50%	4/15/2040	113	116,678
Compass Minerals International, Inc.	8.00%	6/1/2019	45	48,825
KGHM International Ltd. (Canada)†(a)	7.75%	6/15/2019	35	36,488
Newcrest Finance Pty Ltd. (Australia)†(a)	4.20%	10/1/2022	40	41,222
Rio Tinto Finance USA Ltd. (Australia)(a)	9.00%	5/1/2019	185	254,428

Total				660,393

Natural Gas 0.50%
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	27	34,757
Southern Star Central Gas Pipeline, Inc.†	6.00%	6/1/2016	2	2,219
Spectra Energy Capital LLC	5.50%	3/1/2014	4	4,209
Tennessee Gas Pipeline Co.	8.375%	6/15/2032	52	74,970
Texas Eastern Transmission LP	7.00%	7/15/2032	100	137,573

Total				253,728

See Notes to Financial Statements.	15

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil 2.08%
Antero Resources Finance Corp.	7.25%	8/1/2019	$35	$38,325
Atwood Oceanics, Inc.	6.50%	2/1/2020	40	43,200
BreitBurn Energy Partners LP/BreitBurn Finance Corp.†	7.875%	4/15/2022	45	46,912
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%	5/15/2019	195	248,815
Chaparral Energy, Inc.	7.625%	11/15/2022	50	52,750
Concho Resources, Inc.	5.50%	4/1/2023	50	52,625
Continental Resources, Inc.	7.375%	10/1/2020	65	73,775
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	100	109,750
HollyFrontier Corp.	9.875%	6/15/2017	40	43,500
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	60	66,450
MEG Energy Corp. (Canada)†(a)	6.375%	1/30/2023	25	26,188
Petro-Canada (Canada)(a)	4.00%	7/15/2013	70	71,154
Rosetta Resources, Inc.	9.50%	4/15/2018	2	2,230
SEACOR Holdings, Inc.	7.375%	10/1/2019	65	69,145
SM Energy Co.	6.50%	1/1/2023	10	10,750
Valero Energy Corp.	10.50%	3/15/2039	34	54,082
WPX Energy, Inc.	5.25%	1/15/2017	35	37,275

Total				1,046,926

Oil: Crude Producers 0.67%
Enbridge Energy Partners LP	9.875%	3/1/2019	55	74,564
Enogex LLC†	6.875%	7/15/2014	13	13,825
Enterprise Products Operating LLC	7.55%	4/15/2038	86	118,839
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	22	24,291
NuStar Logistics LP	6.05%	3/15/2013	10	10,066
Plains Exploration & Production Co.	6.125%	6/15/2019	60	65,700
Regency Energy Partners LP/Regency Energy Finance Corp.	6.875%	12/1/2018	25	27,375
Southeast Supply Header LLC†	4.85%	8/15/2014	2	2,086

Total				336,746

Oil: Integrated Domestic 0.42%
Kinder Morgan Energy Partners LP	6.95%	1/15/2038	30	39,609
Questar Gas Co.	7.20%	4/1/2038	3	4,186
Rowan Cos., Inc.	7.875%	8/1/2019	135	166,915

Total				210,710

16	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Integrated International 2.13%
ENI SpA (Italy)†(a)	5.70%	10/1/2040	$200	$210,968
Petrobras International Finance Co. (Brazil)(a)	5.375%	1/27/2021	4	4,523
Petrobras International Finance Co. (Brazil)(a)	6.875%	1/20/2040	2	2,561
Petrohawk Energy Corp.	7.25%	8/15/2018	250	282,566
Petrohawk Energy Corp.	7.875%	6/1/2015	2	2,089
Petrohawk Energy Corp.	10.50%	8/1/2014	95	101,212
Transocean, Inc.	4.95%	11/15/2015	150	164,350
Transocean, Inc.	6.375%	12/15/2021	5	6,087
Transocean, Inc.	7.375%	4/15/2018	60	71,470
Weatherford International Ltd.	4.50%	4/15/2022	35	37,213
Weatherford International Ltd.	4.95%	10/15/2013	11	11,322
Weatherford International Ltd.	9.875%	3/1/2039	124	174,274

Total				1,068,635

Paper & Forest Products 1.62%
Clearwater Paper Corp.	7.125%	11/1/2018	80	87,600
Clearwater Paper Corp.	10.625%	6/15/2016	100	109,500
Georgia-Pacific LLC	8.875%	5/15/2031	208	312,713
International Paper Co.	9.375%	5/15/2019	75	102,408
Plum Creek Timberlands LP	4.70%	3/15/2021	171	190,395
West Fraser Timber Co. Ltd. (Canada)†(a)	5.20%	10/15/2014	10	10,450

Total				813,066

Plastics 0.23%
Plastipak Holdings, Inc.†	8.50%	12/15/2015	25	25,500
Plastipak Holdings, Inc.†	10.625%	8/15/2019	80	91,800

Total				117,300

Real Estate Investment Trusts 1.75%
American Tower Corp.	4.50%	1/15/2018	75	82,309
American Tower Corp.	4.70%	3/15/2022	10	11,085
American Tower Corp.	5.05%	9/1/2020	95	106,709
DDR Corp.	5.50%	5/1/2015	25	27,097
EPR Properties	7.75%	7/15/2020	75	87,055
Federal Realty Investment Trust	5.40%	12/1/2013	3	3,124
HCP, Inc.	6.00%	1/30/2017	140	160,972
Health Care REIT, Inc.	5.25%	1/15/2022	11	12,271
Kilroy Realty LP	6.625%	6/1/2020	130	156,680
Rouse Co. LLC (The)	6.75%	11/9/2015	75	78,844

See Notes to Financial Statements.	17

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Real Estate Investment Trusts (continued)
UDR, Inc.	6.05%	6/1/2013	$15	$15,315
Weyerhaeuser Co.	6.95%	8/1/2017	5	5,911
Weyerhaeuser Co.	7.375%	10/1/2019	105	129,952

Total				877,324

Retail 1.05%
DineEquity, Inc.	9.50%	10/30/2018	10	11,413
Family Dollar Stores, Inc.	5.00%	2/1/2021	194	209,762
QVC, Inc.†	7.375%	10/15/2020	275	306,169

Total				527,344

Retail: Specialty 0.06%
Rite Aid Corp.	10.25%	10/15/2019	25	28,625

Savings & Loan 0.48%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	200	238,990

Services 0.15%
Corrections Corp. of America	7.75%	6/1/2017	71	75,793

Steel 0.76%
Allegheny Ludlum Corp.	6.95%	12/15/2025	25	29,550
Allegheny Technologies, Inc.	9.375%	6/1/2019	80	101,910
Valmont Industries, Inc.	6.625%	4/20/2020	213	251,153

Total				382,613

Telecommunications 0.76%
CenturyLink, Inc.	6.45%	6/15/2021	125	138,353
Cricket Communications, Inc.	7.75%	5/15/2016	52	55,315
Frontier Communications Corp.	9.25%	7/1/2021	157	184,867
GeoEye, Inc.	9.625%	10/1/2015	2	2,220

Total				380,755

Tobacco 0.43%
Altria Group, Inc.	9.95%	11/10/2038	131	216,487

Transportation: Miscellaneous 1.18%
Asciano Finance Ltd. (Australia)†(a)	4.625%	9/23/2020	40	41,573
Asciano Finance Ltd. (Australia)†(a)	5.00%	4/7/2018	45	48,685
Kansas City Southern de Mexico SA de CV
(Mexico)(a)	6.125%	6/15/2021	55	62,425

18	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Transportation: Miscellaneous (continued)
Kansas City Southern de Mexico SA de CV (Mexico)(a)	6.625%	12/15/2020	$65	$74,100
Kansas City Southern de Mexico SA de CV (Mexico)(a)	8.00%	2/1/2018	75	83,437
Transportadora de Gas del Sur SA (Argentina)†(a)	7.875%	5/14/2017	1	840
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020	261	282,988

Total				594,048

Utilities 0.85%
Public Service Co. of New Mexico	7.95%	5/15/2018	179	217,743
Williams Cos., Inc. (The)	8.75%	3/15/2032	152	211,259

Total				429,002

Utilities: Electrical 0.15%
Calpine Corp.†	7.50%	2/15/2021	54	59,940
Otter Tail Corp.	9.00%	12/15/2016	15	17,625

Total				77,565

Total Corporate Bonds (cost $21,954,651)				22,543,777

FOREIGN GOVERNMENT OBLIGATIONS 1.72%

Bermuda 0.24%
Bermuda Government†	5.603%	7/20/2020	100	117,795

Brazil 0.14%
Federal Republic of Brazil(a)	8.25%	1/20/2034	40	67,500

Chile 0.59%
Republic of Chile(a)	2.25%	10/30/2022	150	149,250
Republic of Chile(a)	3.625%	10/30/2042	150	148,875

Total				298,125

Mexico 0.18%
United Mexican States(a)	4.75%	3/8/2044	80	90,600

Panama 0.18%
Republic of Panama(a)	6.70%	1/26/2036	64	91,200

Peru 0.19%
Republic of Peru(a)	6.55%	3/14/2037	67	97,150

Philippines 0.14%
Republic of Philippines(a)	7.50%	9/25/2024	50	71,500

See Notes to Financial Statements.	19

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Venezuela 0.06%
Republic of Venezuela(a)	9.375%	1/13/2034	$31	$30,845

Total Foreign Government Obligations (cost $813,608)				864,715

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 23.62%
Federal Home Loan Mortgage Corp.(b)	3.00%	TBA	5,780	6,050,869
Federal Home Loan Mortgage Corp.(b)	3.50%	TBA	1,835	1,951,838
Federal Home Loan Mortgage Corp.(b)	4.00%	TBA	170	181,528
Federal Home Loan Mortgage Corp.	5.00%	9/1/2020- 6/1/2026	295	318,257
Federal Home Loan Mortgage Corp.	5.50%	9/1/2035	169	183,897
Federal National Mortgage Assoc.(b)	3.00%	TBA	640	670,800
Federal National Mortgage Assoc.(b)	4.50%	TBA	25	26,898
Federal National Mortgage Assoc.(b)	5.50%	TBA	1,630	1,771,097
Federal National Mortgage Assoc.	5.50%	11/1/2034-2/1/2038	616	672,436
Federal National Mortgage Assoc.	6.00%	11/1/2036	37	39,984

Total Government Sponsored Enterprises Pass-Throughs (cost $11,833,282)				11,867,604

MUNICIPAL BONDS 0.88%

Education 0.06%
Univ of CA Rev Build America Bds Regents Univ	6.27%	5/15/2031	25	29,151

Other Revenue 0.29%
City of New York NY Build America Bds Ser F1	6.646%	12/1/2031	35	43,216
Dallas TX Convtn Ctr Hotel Dev Corp Build America Bds	7.088%	1/1/2042	30	36,376
Metro Govt of Nashville & Davidson Cnty TN Convtn Ctr Auth Build America Bds Ser B	6.731%	7/1/2043	10	12,091
Univ of MA Build Auth America Bds	6.573%	5/1/2039	45	51,546

Total				143,229

Transportation 0.17%
Clark Cnty NV Arpt Rev Build America Bds Ser B	6.881%	7/1/2042	50	57,029
Metro Dist of Columbia Arpts Auth Build America Bds	7.462%	10/1/2046	25	30,403

Total				87,432

Utilities 0.36%
Muni Elec Auth GA Build America Bds	7.055%	4/1/2057	35	39,647
New York City NY Muni Wtr Fin Auth 2nd Gen Resolution	6.491%	6/15/2042	60	71,717

20	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Utilities (continued)
New York City NY Muni Wtr Fin Auth Build America Bds	5.79%		6/15/2041	$40	$45,818
New York City NY Muni Wtr Fin Auth Build America Bds	6.282%		6/15/2042	20	23,846

Total					181,028

Total Municipal Bonds (cost $429,610)					440,840

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.00%
Banc of America Funding Corp. 2007-6 A1	0.50%	#	7/25/2037	18	15,128
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW12 AAB	5.687%	#	9/11/2038	17	17,584
Bear Stearns Commercial Mortgage Securities, Inc. 2007-PW18 A4	5.70%		6/11/2050	120	143,585
CS First Boston Mortgage Securities Corp. 2003-C4 A4	5.137%		8/15/2036	21	21,644
Greenwich Capital Commercial Funding Corp. 2005-GG5 A2	5.117%		4/10/2037	1	1,185
GS Mortgage Securities Corp. II 2005-GG4 AABA	4.68%		7/10/2039	5	4,556
GS Mortgage Securities Corp. II 2006-GG6 A2	5.506%		4/10/2038	4	3,926
GS Mortgage Securities Corp. II 2011-GC3 A2†	3.645%		3/10/2044	100	107,980
GS Mortgage Securities Corp. II 2012-GC6 C†	5.639%	#	1/10/2045	135	153,310
GS Mortgage Securities Corp. II 2012-GCJ9 A3	2.773%		11/10/2045	40	41,234
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-LN2 A1	4.475%		7/15/2041	12	11,554
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 AM	5.812%	#	6/15/2049	155	157,919
JPMorgan Chase Commercial Mortgage Securities Corp. 2012-LC9 B†	3.812%	#	12/15/2047	100	102,562
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	40	44,453
LB-UBS Commercial Mortgage Trust 2007-C1 AJ	5.484%		2/15/2040	140	128,321
MASTR Asset Securitization Trust 2006–3 1A3	6.00%		10/25/2036	25	23,758
MASTR Asset Securitization Trust 2006–3 1A8	6.00%		10/25/2036	23	22,039
Merrill Lynch Mortgage Investors, Inc. 2006-AF2 AF1	6.25%		10/25/2036	54	49,816
Merrill Lynch Mortgage Trust 2005-LC1 ASB	5.282%		1/12/2044	6	6,058
Sequoia Mortgage Trust 2012–5 A	2.50%		11/25/2042	100	102,316
Sequoia Mortgage Trust 2012–6 A2	1.808%	#	12/25/2042	100	99,673
Springleaf Mortgage Loan Trust 2012–3A A†	1.57%		12/25/2059	96	96,664
Structured Asset Securities Corp. 2006–3H 1A2	5.75%		12/25/2035	22	21,369
UBS Commercial Mortgage Trust 2012-C1 D†	5.536%	#	5/10/2045	65	60,501

See Notes to Financial Statements.	21

Schedule of Investments (continued)
December 31, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-BAMLL Trust 2012-WRM D†	4.238%	#	6/10/2030	$100	$100,742
UBS-BAMLL Trust 2012-WRM E†	4.238%	#	6/10/2030	100	95,914
VNO Mortgage Trust 2012–6AVE E†	3.337%	#	11/15/2030	100	92,854
Wachovia Bank Commercial Mortgage Trust 2003-C7 A1†	4.241%		10/15/2035	2	1,948
Wachovia Bank Commercial Mortgage Trust 2005-C20 B	5.248%	#	7/15/2042	15	15,633
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	40	43,942
Wachovia Bank Commercial Mortgage Trust 2007-C30 A3	5.246%		12/15/2043	7	7,583
Wells Fargo Commercial Mortgage Trust 2012-LC5 D†	4.78%	#	10/15/2045	100	90,925
WFRBS Commercial Mortgage Trust 2012-C6 AS	3.835%		4/15/2045	85	92,231
WFRBS Commercial Mortgage Trust 2012-C7 D†	4.85%	#	6/15/2045	30	30,786

Total Non-Agency Commercial Mortgage-Backed Securities (cost $1,963,907)					2,009,693

U.S. TREASURY OBLIGATIONS 22.33%
U.S. Treasury Bond	2.75%		8/15/2042	777	750,412
U.S. Treasury Note	0.375%		7/31/2013	1,345	1,347,102
U.S. Treasury Note	0.50%		10/15/2014	6,269	6,298,389
U.S. Treasury Note	0.625%		11/30/2017	2,831	2,821,933

Total U.S. Treasury Obligations (cost $11,234,421)					11,217,836

Total Long-Term Investments (cost $52,659,994)					53,382,834

SHORT-TERM INVESTMENTS 14.54%

Repurchase Agreements
Repurchase Agreement dated 12/31/2012, 0.1% due 1/2/2013 with Bank of America Corp. collateralized by $7,096,000 of U.S. Treasury Bond at 3.00% due 5/15/2042; value: $7,232,885; proceeds: $7,105,039				7,105	7,105,000

Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $185,000 of Federal National Mortgage Assoc. at 5.00% due 4/15/2015; value: $206,738; proceeds: $200,542				201	200,542

Total Repurchase Agreements (cost $7,305,542)					7,305,542

Total Investments in Securities 120.80% (cost $59,965,536)					60,688,376

Liabilities in Excess of Other Assets (20.80%)					(10,449,018)

Net Assets 100.00%					$50,239,358

22	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2012

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2012.
(a)	Foreign security traded in U.S. dollars.
(b)

To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

See Notes to Financial Statements.	23

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $52,659,994)	$53,382,834
Repurchase agreements, at fair value (cost $7,305,542)	7,305,542
Receivables:
Interest	371,107
Capital shares sold	368,701
Investment securities sold	82,773
From advisor (See Note 3)	22,326
Prepaid expenses and other assets	135

Total assets	61,533,418

LIABILITIES:
Payables:
Investment securities purchased	11,200,638
Management fee	17,979
Fund administration	1,598
Directors’ fees	598
Capital shares reacquired	7
Accrued expenses	73,240

Total liabilities	11,294,060

NET ASSETS	$50,239,358

COMPOSITION OF NET ASSETS:
Paid-in capital	$49,649,307
Undistributed net investment income	2,575
Accumulated net realized loss on investments	(135,364)
Net unrealized appreciation on investments	722,840

Net Assets	$50,239,358

Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,003,565
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.73

24	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Interest and other	$670,026

Total investment income	670,026

Expenses:
Management fee	120,464
Shareholder servicing	97,548
Professional	44,995
Reports to shareholders	24,722
Custody	12,511
Fund administration	10,708
Directors’ fees	762
Other	174

Gross expenses	311,884
Expense reductions (See Note 7)	(19)
Management fee waived and expenses reimbursed (See Note 3)	(140,539)

Net expenses	171,326

Net investment income	498,700

Net realized and unrealized gain:
Net realized gain on investments	524,737
Net change in unrealized appreciation/depreciation on investments	586,310

Net realized and unrealized gain	1,111,047

Net Increase in Net Assets Resulting From Operations	$1,609,747

See Notes to Financial Statements.	25

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$498,700	$167,071
Net realized gain on investments	524,737	269,485
Net change in unrealized appreciation/depreciation on investments	586,310	140,065

Net increase in net assets resulting from operations	1,609,747	576,621

Distributions to shareholders from:
Net investment income	(854,408)	(249,759)
Net realized gain	(311,155)	(167,749)

Total distributions to shareholders	(1,165,563)	(417,508)

Capital share transactions (See Note 10):
Proceeds from sales of shares	36,234,291	11,339,394
Reinvestment of distributions	1,165,563	417,508
Cost of shares reacquired	(482,853)	(1,294,484)

Net increase in net assets resulting from capital share transactions	36,917,001	10,462,418

Net increase in net assets	37,361,185	10,621,531

NET ASSETS:
Beginning of year	$12,878,173	$2,256,642

End of year	$50,239,358	$12,878,173

Undistributed net investment income	$2,575	$277

26	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31		4/16/2010(a) to 12/31/2010

	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$16.06	$15.28	$15.00

Investment operations:
Net investment income(b)			.01
Net realized and unrealized gain			.06

Total from investment operations			.07

Net asset value on SEC Effective Date, 5/1/2010			$15.07

Investment operations:
Net investment income(b)	.31	.40	.29
Net realized and unrealized gain	.78	.95	.44

Total from investment operations	1.09	1.35	.73

Distributions to shareholders from:
Net investment income	(.30)	(.34)	(.26)
Net realized gain	(.12)	(.23)	(.26)

Total distributions	(.42)	(.57)	(.52)

Net asset value, end of period	$16.73	$16.06	$15.28

Total Return(c)			5.39	%(d)(e)
Total Return(c)	6.82%	8.77%	4.90	%(d)(f)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.64%	.64%	.64	%(g)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.64%	.64%	.64	%(g)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.16%	1.95%	6.98	%(g)
Net investment income	1.85%	2.48%	2.71	%(g)

Supplemental Data:

Net assets, end of period (000)	$50,239	$12,878	$2,257
Portfolio turnover rate	588.93%	645.34%	440.61%

(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/2010 through 12/31/2010.
(f)	Total return for the period 5/1/2010 through 12/31/2010.
(g)	Annualized.

See Notes to Financial Statements.	27

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 through the fiscal years ended December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(h)

When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its daily net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)

Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(j)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 —	unadjusted quoted prices in active markets for identical investments;

•	Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$–	$4,438,369	$–	$4,438,369
Corporate Bonds	–	22,543,777	–	22,543,777
Foreign Government Obligations	–	864,715	–	864,715
Government Sponsored Enterprises Pass-Throughs	–	11,867,604	–	11,867,604
Municipal Bonds	–	440,840	–	440,840
Non-Agency Commercial Mortgage- Backed Securities	–	2,009,693	–	2,009,693
U.S. Treasury Obligations	–	11,217,836	–	11,217,836
Repurchase Agreements	–	7,305,542	–	7,305,542

Total	$–	$60,688,376	$–	$60,688,376

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012 and continuing through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .64%. This agreement may be terminated only upon the approval of the Board.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund incurred expenses of $93,694 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$1,161,465	$414,343
Net long-term capital gains	4,098	3,165

Total distributions paid	$1,165,563	$417,508

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$56,460

Total undistributed earnings	$56,460
Temporary differences	(13,962)
Unrealized gains – net	547,553

Total accumulated gains – net	$590,051

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $13,364 during fiscal 2012.

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$60,140,823

Gross unrealized gain	623,281
Gross unrealized loss	(75,728)

Net unrealized security gain	$547,553

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization of premium and wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Notes to Financial Statements (continued)

Undistributed Net Investment Income	Accumulated Net Realized Loss

$358,006	$ (358,006)

The permanent differences are attributable to the tax treatment of amortization of premium, principal paydown gains and losses and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales

$181,822,101	$37,057,907	$165,603,628	$13,302,997

*	Includes U.S. Government sponsored enterprises securities.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

The Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan

Notes to Financial Statements (concluded)

Mortgage Corporation and Federal National Mortgage Association. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield (also known as “junk” bonds) bonds in which the Fund may invest are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect the Fund’s performance.

10.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	2,160,924	706,274
Reinvestment of distributions	69,848	26,143
Shares reacquired	(29,087)	(78,196)

Increase	2,201,685	654,221

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was below the median of the performance universe for the nine-month period and approximately the same as the median for the one-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distributions paid to shareholders during the fiscal year ended December 31, 2012, $307,057 represents short-term capital gains and $4,098 represents long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Total Return Portfolio	SFTR-PORT-2-1212 (02/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Value Opportunities
Portfolio

For the fiscal year ended December 31, 2012

Lord Abbett Series Fund — Value Opportunities Portfolio Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Value Opportunities Portfolio for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best Regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 10.92%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, Russell 2500™ Value Index1, which returned 19.21% over the same period.

          A strong performance by domestic equities was overshadowed by persistent economic uncertainty during the 12-month period. Investors were forced to weigh the negative impacts of the European sovereign debt crisis, decelerating growth in China, and the fragile U.S. economy against the positive effects of global monetary easing and signs of a U.S. housing recovery. As the period came to a close, investor focus shifted toward Washington, D.C. as fears concerning the “fiscal cliff” were only allayed after an eleventh hour deal between the President and Congress. In a difficult environment for active money managers, the Fund underperformed during the period by 8.29% relative to the index. Performance lagged most notably in the second quarter of 2012, which accounted for over half of the Fund’s overall underperformance on a relative basis.

          Notable detractors to the Fund’s relative performance during the period included consumer discretionary holding Express, Inc., materials holding Allegheny Technologies, Inc., energy holdings Key Energy Services, Inc. and Superior Energy Services, Inc. Shares of Express, Inc., a specialty retailer, were under pressure as management lowered guidance for three consecutive quarters. The lowered

1

guidance was attributed to fashion misses and a decline in store traffic. Due to fundamental concerns, we exited the position in October 2012. Allegheny Technologies, Inc., a supplier of diversified metals, was negatively affected by volatility in nickel pricing and continued industry-wide airframe inventory destocking. These factors, among others, caused the company to lower guidance for 2012. Oil-field services provider Key Energy Services, Inc., experienced diminishing activity levels when oil-field service demand declined as a result of deteriorating natural gas prices. The company lowered guidance, citing pricing pressures and lower utilization as reasons for the revisions. Despite solid growth in Key’s international business, weakness in North America continued to be a drag on share price. Based on perceived management’s execution issues, we exited the position in July 2012. Similarly, oil-field services provider Superior Energy Services, Inc. experienced declining activity levels because lower commodity prices negatively impacted the company’s profits. As underutilization in the North American market continued to outweigh growth in the company’s international business, management twice lowered their outlook.

          Stock selection within the health care sector contributed to the Fund’s relative performance during the period. Key contributors within the sector included PerkinElmer, Inc. and Watson Pharmaceuticals, Inc. PerkinElmer, Inc., a provider of technology, services, and solutions in life sciences, was among the biggest contributors to the Fund’s relative performance. The company posted four straight quarters of earnings above consensus. Management cited strong organic growth and execution in emerging markets, such as China, as reasons for the strong performance. Investors applauded the acquisition announcement of Actavis Group by Watson Pharmaceuticals, Inc., a specialty pharmaceutical company. The acquisition is believed to be highly accretive, as Watson is expected to benefit from operating synergies going forward. Shares also received a boost when Watson’s generic version of Lidoderm received Food and Drug Administration approval in August 2012. Information technology holding Fleetcor Technologies, Inc., a specialized payment product and services provider, rallied during the period in which management announced three straight quarters of positive earnings surprises. Performance was fueled by a string of successful international acquisitions, including companies in Brazil and Russia. A fourth major contributor to the Fund’s relative performance was materials holding Chemtura Corp. A commitment from management to simplify and strengthen the company’s portfolio was lauded by investors of the specialty chemical manufacturer. Divestments, including selling its underperforming Antioxidant and UV Stabilizers businesses, were viewed as positives, consequently buoying share price.

2

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2500™ Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888–522–2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2500™ Value Index and the Russell 2500™ Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2012

	1 Year	Life of Class
Class VC2	10.92%	6.15%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.
2 The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

          As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

          The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

          The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 – 12/31/12

Class VC
Actual	$1,000.00	$1,093.60	$5.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	10.65%
Consumer Staples	5.34%
Energy	5.35%
Financials	23.12%
Health Care	9.75%
Industrials	12.33%
Information Technology	16.66%
Materials	12.07%
Utilities	4.73%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2012

Investments	Shares	Fair Value

COMMON STOCKS 106.21%

Aerospace & Defense 0.78%
Hexcel Corp.*	66	$1,779

Air Freight & Logistics 0.93%
Atlas Air Worldwide Holdings, Inc.*	48	2,127

Airlines 0.20%
Spirit Airlines, Inc.*	26	461

Beverages 2.33%
Beam, Inc.	38	2,322
Constellation Brands, Inc. Class A*	85	3,008

Total		5,330

Building Products 0.98%
Fortune Brands Home &
Security, Inc.*	77	2,250

Capital Markets 2.82%
Ares Capital Corp.	166	2,905
Raymond James Financial, Inc.	92	3,545

Total		6,450

Chemicals 4.53%
Celanese Corp. Series A	82	3,651
Chemtura Corp.*	207	4,401
Eastman Chemical Co.	34	2,314

Total		10,366

Commercial Banks 10.91%
BOK Financial Corp.	51	2,777
CIT Group, Inc.*	44	1,700
City National Corp.	29	1,436
Comerica, Inc.	128	3,884
Commerce Bancshares, Inc.	41	1,444
Cullen/Frost Bankers, Inc.	21	1,140
East West Bancorp, Inc.	119	2,557
Signature Bank*	55	3,924
Western Alliance Bancorp*	122	1,285

Investments	Shares	Fair Value

Wintrust Financial Corp.	73	$2,679
Zions Bancorporation	100	2,140

Total		24,966

Commercial Services & Supplies 1.76%
Tetra Tech, Inc.*	110	2,910
Waste Connections, Inc.	33	1,115

Total		4,025

Computers & Peripherals 0.72%
Synaptics, Inc.*	55	1,648

Construction & Engineering 1.54%
Jacobs Engineering Group, Inc.*	83	3,533

Construction Materials 1.09%
Vulcan Materials Co.	48	2,498

Containers & Packaging 3.41%
Berry Plastics Group, Inc.*	115	1,849
Rock-Tenn Co. Class A	58	4,055
Sealed Air Corp.	109	1,908

Total		7,812

Electric: Utilities 3.19%
Cleco Corp.	28	1,120
ITC Holdings Corp.	38	2,923
NV Energy, Inc.	179	3,247

Total		7,290

Electronic Equipment, Instruments & Components 2.94%
Amphenol Corp. Class A	33	2,135
FLIR Systems, Inc.	26	580
Jabil Circuit, Inc.	149	2,874
Trimble Navigation Ltd.*	19	1,136

Total		6,725

Energy Equipment & Services 3.53%
GulfMark Offshore, Inc. Class A	53	1,826
Helix Energy Solutions Group, Inc.*	109	2,250
Helmerich & Payne, Inc.	36	2,016

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value

Energy Equipment & Services (continued)
Superior Energy Services, Inc.*	96	$1,989

Total		8,081

Food & Staples Retailing 0.79%
Harris Teeter Supermarkets, Inc.	47	1,812

Food Products 1.27%
Bunge Ltd.	40	2,908

Health Care Equipment & Supplies 0.60%
Hologic, Inc.*	69	1,382

Health Care Providers & Services 4.90%
Community Health Systems, Inc.	93	2,859
DaVita HealthCare Partners, Inc.*	11	1,216
Hanger, Inc.*	38	1,040
Laboratory Corp. of America Holdings*	21	1,819
MEDNAX, Inc.*	41	3,260
Team Health Holdings, Inc.*	35	1,007

Total		11,201

Hotels, Restaurants & Leisure 1.02%
Red Robin Gourmet Burgers, Inc.*	66	2,329

Household Durables 2.20%
Jarden Corp.*	38	1,965
Mohawk Industries, Inc.*	34	3,076

Total		5,041

Household Products 1.28%
Spectrum Brands Holdings, Inc.*	65	2,920

Information Technology Services 9.87%
Acxiom Corp.*	61	1,065
Alliance Data Systems Corp.*	22	3,185
Amdocs Ltd.	112	3,807
Fiserv, Inc.*	42	3,319
FleetCor Technologies, Inc.*	67	3,595
Global Payments, Inc.	41	1,857
Lender Processing Services, Inc.	137	3,373
Sapient Corp.*	225	2,376

Total		22,577

Investments	Shares	Fair Value

Insurance 6.73%
Alterra Capital Holdings Ltd.	72	$2,030
Arch Capital Group Ltd.*	94	4,138
Brown & Brown, Inc.	84	2,139
Hartford Financial Services Group, Inc.	125	2,805
PartnerRe Ltd.	25	2,012
RenaissanceRe Holdings Ltd.	28	2,275

Total		15,399

Life Sciences Tools & Services 2.30%
PerkinElmer, Inc.	166	5,269

Machinery 0.61%
ESCO Technologies, Inc.	37	1,384

Media 1.04%
Interpublic Group of Cos., Inc. (The)	215	2,369

Metals & Mining 3.78%
Allegheny Technologies, Inc.	79	2,399
Carpenter Technology Corp.	37	1,910
Reliance Steel & Aluminum Co.	70	4,347

Total		8,656

Multi-Utilities 1.84%
CMS Energy Corp.	100	2,438
Wisconsin Energy Corp.	48	1,769

Total		4,207

Oil, Gas & Consumable Fuels 2.15%
EQT Corp.	47	2,772
Range Resources Corp.	34	2,136

Total		4,908

Pharmaceuticals 2.56%
Watson Pharmaceuticals, Inc.*	68	5,848

Professional Services 1.24%
Robert Half International, Inc.	89	2,832

8	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2012

Investments	Shares	Fair Value

Real Estate Investment Trusts 3.52%
American Campus Communities, Inc.	54	$2,491
Digital Realty Trust, Inc.	18	1,222
Home Properties, Inc.	18	1,104
Liberty Property Trust	68	2,432
Sovran Self Storage, Inc.	13	807

Total		8,056

Real Estate Management & Development 0.57%
Realogy Holdings Corp.*	31	1,301

Road & Rail 2.96%
Genesee & Wyoming, Inc. Class A*	35	2,663
Hertz Global Holdings, Inc.*	171	2,782
Kansas City Southern	16	1,336

Total		6,781

Semiconductors & Semiconductor Equipment 1.17%
Lam Research Corp.*	74	2,674

Software 3.00%
Nuance Communications, Inc.*	160	3,571
Rovi Corp.*	213	3,287

Total		6,858

Specialty Retail 4.62%
Abercrombie & Fitch Co. Class A	70	3,358
Dick’s Sporting Goods, Inc.	31	1,410
GameStop Corp. Class A	68	1,706
Men’s Wearhouse, Inc. (The)	51	1,589
Penske Automotive Group, Inc.	28	843
Tiffany & Co.	23	1,319
Tile Shop Holdings, Inc.*	21	353

Total		10,578

Investments	Shares	Fair Value

Textiles, Apparel & Luxury Goods 2.43%
Gildan Activewear, Inc. (Canada)(a)	40	$1,463
PVH Corp.	37	4,107

Total		5,570

Trading Companies & Distributors 2.10%
TAL International Group, Inc.	78	2,838
United Rentals, Inc.*	43	1,957

Total		4,795

Total Common Stocks (cost $214,340)		242,996

Liabilities in Excess of Cash and Other Assets (6.21)%		(14,206)

Net Assets 100%		$228,790

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $214,340)	$242,996

Cash	9,648
Receivables:
From advisor (See Note 3)	7,130
Investment securities sold	1,570
Interest and dividends	147

Total assets	261,491

LIABILITIES:
Payables:
Investment securities purchased	731
Management fee	143
Directors’ fees	11
Fund administration	8
Accrued expenses and other liabilities	31,808

Total liabilities	32,701

NET ASSETS	$228,790

COMPOSITION OF NET ASSETS:
Paid-in capital	$201,049
Distributions in excess of net investment income	(11)
Accumulated net realized loss on investments	(904)
Net unrealized appreciation on investments	28,656

Net Assets	$228,790

Outstanding shares ($50 million shares of common stock authorized, $.001 par value)	13,443
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$17.02

10	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $4)	$2,994

Total investment income	2,994

Expenses:
Professional	37,685
Reports to shareholders	13,165
Custody	9,846
Management fee	1,632
Fund administration	87
Shareholder servicing	22
Directors’ fees	7
Other	4

Gross expenses	62,448
Management fee waived and expenses reimbursed (See Note 3)	(60,055)

Net expenses	2,393

Net investment income	601

Net realized and unrealized gain:
Net realized gain on investments	5,788
Net change in unrealized appreciation/depreciation on investments	16,174

Net realized and unrealized gain	21,962

Net Increase in Net Assets Resulting From Operations	$22,563

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$601	$65
Net realized gain on investments	5,788	1,604
Net change in unrealized appreciation/depreciation on investments	16,174	(11,439)

Net increase (decrease) in net assets resulting from operations	22,563	(9,770)

Distributions to shareholders from:
Net investment income	(540)	–

Capital share transactions (See Note 10):
Reinvestment of distributions	540	–

Net increase in net assets resulting from capital share transactions	540	–

Net increase (decrease) in net assets	22,563	(9,770)

NET ASSETS:
Beginning of year	$206,227	$215,997

End of year	$228,790	$206,227

Distributions in excess of net investment income	$(11)	$(8)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31		4/23/2010(a) to 12/31/2010

	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.38	$16.11	$15.00

Investment operations:
Net investment income(b)			–	(c)
Net realized and unrealized loss			(.37)

Total from investment operations			(.37)

Net asset value on SEC Effective Date, 5/1/2010			$14.63

Investment operations:
Net investment income(b)	.04	– (c)	.09
Net realized and unrealized gain (loss)	1.64	(.73)	1.48

Total from investment operations	1.68	(.73)	1.57

Distributions to shareholders from:
Net investment income	(.04)	–	(.09)

Net asset value, end of period	$17.02	$15.38	$16.11

Total Return(d)			7.94	%(e)(f)

Total Return(d)	10.92%	(4.47)%	10.67	%(e)(g)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.10%	1.10%	1.10	%(h)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.10%	1.10%	1.10	%(h)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	28.69%	30.03%	44.39	%(h)
Net investment income	.28%	.03%	.94	%(h)

Supplemental Data:

Net assets, end of period (000)	$229	$206	$216
Portfolio turnover rate	62.36%	66.18%	49.29%

(a)	Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/23/2010 through 12/31/2010.
(g)	Total return for the period 5/1/2010 through 12/31/2010.
(h)	Annualized.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Value Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 through the fiscal year ended December 31, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

15

Notes to Financial Statements (continued)

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total

Common Stocks	$242,996	$–	$–	$242,996

Total	$242,996	$–	$–	$242,996

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee
The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2012, the effective management fee, net of waivers, paid to Lord Abbett was at an annualized rate of .00% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, and continuing through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.10%. This agreement may be terminated only upon approval of the Board.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators

16

Notes to Financial Statements (continued)

and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2012, the Fund did not incur expenses for such services arrangements.

For the fiscal year ended December 31, 2012, two Directors and certain of the Company’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$540	$–

Total distributions paid	$540	$–

As of December 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(367)
Temporary differences	(11)
Unrealized gains – net	28,119

Total accumulated gains – net	$27,741

*	As of December 31, 2012, the Fund had a capital loss carryforward of $367 set to expire in 2018.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$214,877

Gross unrealized gain	33,005
Gross unrealized loss	(4,886)

Net unrealized security gain	$28,119

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

17

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$(64)	$66	$(2)

The permanent differences are primarily attributable to the tax treatment of certain securities and certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$144,356	$153,772

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Small and mid-sized company stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks,

18

Notes to Financial Statements (concluded)

such as large-company and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Shares sold	–	–
Reinvestment of distributions	32	–

Increase	32	–

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Value Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Value Opportunities Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2013

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director
Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors
The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

22

Basic Information About Management (continued)

Officers
None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

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Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of two groups of funds, one within the same investment classification/objective and the other within a second investment/classification objective selected by Lord Abbett (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance was below the median of the performance universe for the nine-month and one-year periods.

26

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also considered the steps Lord Abbett had taken or was taking to improve investment performance of the Fund.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level was below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In

27

addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

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Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Value Opportunities Portfolio	SFVALOPP-PORT-2-1212 (02/13)

Item 2:		Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2012 (the “Period”).

	(b)	Not applicable.

	(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

	(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

	(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:		Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:		Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2012 and 2011 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2012	2011
Audit Fees {a}	$435,000	$422,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	435,000	422,000

Tax Fees {b}	101,418	98,936
All Other Fees	- 0 -	- 0 -

Total Fees	$536,418	$520,936

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2012 and 2011 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2012 and 2011 were:

	Fiscal year ended:
	2012	2011
All Other Fees {a}	$194,431	$172,220

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2012 and 2011 were:

	Fiscal year ended:
	2012		2011
All Other Fees	$	- 0 -	$	- 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:		Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:		Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:		Exhibits.

	(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)

Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

	(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: February 14, 2013
	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: February 14, 2013

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 14, 2013